SECURITIES ACT FILE NO. 333-_____
INVESTMENT COMPANY ACT FILE NO. 811-10479

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|
PRE-EFFECTIVE AMENDMENT NO.   |_|
POST-EFFECTIVE AMENDMENT NO. |_|

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|
AMENDMENT NO. 4 |X|
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UBS EVENT & EQUITY FUND, L.L.C.
(Exact Name of Registrant as Specified in its Charter)

51 West 52nd Street
New York, New York 10019
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 1-800-486-2608

JAMES J. DWYER, ESQ.
c/o UBS Financial Services Inc.
51 West 52nd Street
New York, New York 10019
(Name and Address of Agent for Service)

COPY TO:

Stuart H. Coleman, Esq.
Gary L. Granik, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982

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APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box    |X|

It is proposed that this filing will become effective when declared effective pursuant to Section 8(c).

If appropriate, check the following box:

           |_|          This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

           |_|           This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is - ______.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES BEING REGISTERED	PROPOSED MAXIMUM AGGREGATE OFFERING AMOUNT	AMOUNT OF REGISTRATION FEE
Limited Liability Company Interests	$500,000,000	$15,350

           The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to Completion, Dated July 13, 2007

PROSPECTUS
UBS EVENT & EQUITY FUND, L.L.C.
Limited Liability Company Interests

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           Investment Objective.  UBS Event & Equity Fund, L.L.C. (the "Fund") is a limited liability company registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek capital appreciation over the long term.

           The Fund commenced operations on October 1, 2001 and, as of June 1, 2007, had net assets of approximately $415 million.

(continued on following page)

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           Investing in the Fund's limited liability company interests (the "Interests") involves a high degree of risk. See "Risk Factors" beginning on page 19.

           Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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Total
Offering Amount	$500,000,000
Sales Load (1)	$ 10,000,000
Proceeds to the Fund	$490,000,000(2)

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(1)           Generally, the stated minimum initial investment in the Fund is $100,000, which minimum may be reduced for certain investors. Investors purchasing Interests may be charged a sales load of up to 2% of the Investor's capital contribution. See "Plan of Distribution."

(2)           The Fund will pay offering expenses estimated at $205,000 from the proceeds of the offering.

           UBS Financial Services Inc. ("UBS Financial Services") acts as the distributor of the Fund's Interests on a best efforts basis, subject to various conditions. The Fund also may distribute Interests through other brokers or dealers. The Fund will sell Interests only to Qualified Investors (as defined herein). Once a prospective investor's order is received, a confirmation will be sent to the investor. The investor's brokerage account will be debited for the purchase amount, which will be deposited into an escrow account set up at PNC Bank Corp. (the "Escrow Agent") for the benefit of the investors. See "Plan of Distribution."

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UBS Financial Services Inc.
___________, 2007

           Investment Portfolio.  The Fund's investment objective is to seek capital appreciation over the long term. The Fund is commonly referred to as a "fund of funds" and is a multi-strategy fund that seeks to achieve its objective by deploying its assets primarily among a select group of portfolio managers (the "Investment Managers") who have produced attractive returns over time. The Fund allocates its assets principally among Investment Managers who primarily invest in securities and other instruments the market value of which is expected to be meaningfully affected by an anticipated event. The Fund also may allocate its assets to Investment Managers who focus on other alternative investment strategies, including, for example, long/short strategies.

           Investment Managers generally conduct their investment programs through unregistered investment vehicles that have investors, other than the Fund, and in other registered investment companies (collectively, the "Investment Funds"). The Fund currently intends to invest its assets primarily in Investment Funds. See "Risk Factors" and "Investment Objective and Principal Strategies."

           Investment Adviser.  The Fund's investment adviser is UBS Fund Advisor, L.L.C. (the "Adviser" and, when providing services under the Administration Agreement referred to below, the "Administrator").

           Restrictions on Transfer.  With very limited exceptions, the Interests are not transferable and liquidity will be provided only through limited repurchase offers, which will be made in the sole discretion of the Board of Directors (the "Board"). See "Redemptions, Repurchases of Interests and Transfers."

           Repurchase of Interests.  To provide a limited degree of liquidity to investors, the Fund from time to time may offer to repurchase its outstanding Interests pursuant to written tenders by investors. These repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests twice each year in June and December. The Fund's Limited Liability Company Agreement (the "LLC Agreement") provides that the Fund will be dissolved if the Interest of any investor that has submitted a written request, in accordance with the terms of the LLC Agreement, to tender its entire Interest for repurchase by the Fund has not been repurchased within a period of two years of such request. See "Redemptions, Repurchases of Interests and Transfers—Repurchases of Interests."

           Administrator Fee and Incentive Allocation.  The Fund pays the Administrator a monthly fee (the "Fee") at an annual rate of 1.25% of the Fund's net assets for the month, excluding assets attributable to the Adviser's capital account and the Special Advisory Account (defined herein). The Adviser also is entitled to receive from the capital account of each investor, generally at the end of each fiscal year, an incentive allocation of 5% of the net profits that otherwise would be credited to the investor's capital account (the "Incentive Allocation"). The Fund Fee and Incentive Allocation are in addition to the asset-based fees (expected to range from 1% to 2%) and incentive allocations (generally 20% of net profits) charged by the Investment Managers. See "Risk Factors."

           Investor Qualifications.  Interests are offered only to investors who have a net worth (with their spouses) of more than $1,500,000 or who otherwise meet the standard for a Qualified Investor. Generally, the stated minimum initial investment is $100,000, which minimum may be reduced in UBS Financial Services' sole discretion, but not below (i) $25,000 for employees of UBS AG and its affiliates and members of their immediate families, or (ii) $50,000 for purchasers of Interests in conjunction with certain fixed or "wrap" fee programs. See "Investor Qualifications."

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           This prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information ("SAI") dated _________, 2007, has been filed with the Securities and Exchange Commission. The SAI is available upon request and without charge by writing the Fund at the address above or by calling (800) 486-2608. The SAI is incorporated by reference into this prospectus in its entirety. The table of contents of the SAI appears on page 53 of this prospectus. In addition, you may request the Fund's annual and semi-annual reports and other information about the Fund or make investor inquiries by calling (800) 486-2608. The Fund does not have a web site on which to publish the SAI and annual and semi-annual reports. The SAI, material incorporated by reference and other information about the Fund, is also available on the SEC's website (http://www.sec.gov). The address of the SEC's Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

           Interests are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

           You should rely only on the information contained in this prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus and on any supplement hereto.

           To ensure compliance with requirements imposed by the U.S. Treasury Department in Circular 230, you are hereby informed that (i) any tax advice contained in this prospectus or the SAI (including any opinion of counsel referred to in this prospectus or the SAI) is not intended or written to be used, and cannot be used, by any taxpayer for the purpose of avoiding penalties under the Code (as defined below), (ii) any such advice is written to support the promotion or marketing of the transactions or matters addressed herein and in the SAI (and in any such opinion of counsel), and (iii) each investor and potential investor should seek advice based on its particular circumstances from an independent tax advisor.

TABLE OF CONTENTS

Page

PROSPECTUS SUMMARY	1
SUMMARY OF FUND EXPENSES	16
PRIVACY NOTICE	19
RISK FACTORS	19
USE OF PROCEEDS	35
INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES	35
MANAGEMENT OF THE FUND	38
INVESTOR QUALIFICATIONS	41
REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS	42
CALCULATION OF NET ASSET VALUE	44
CAPITAL ACCOUNTS	47
TAXES	49
PLAN OF DISTRIBUTION	51
GENERAL INFORMATION	52
TABLE OF CONTENTS OF THE SAI	53
Appendix A	A-1
Appendix B	B-1

PROSPECTUS SUMMARY

           This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (the "SAI").

The Fund	UBS Event & Equity Fund, L.L.C. (the "Fund") is a limited liability company organized as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment adviser is UBS Fund Advisor, L.L.C. (the "Adviser" and, when providing services under the Administration Agreement referred to below, the "Administrator"). The Fund commenced operations on October 1, 2001 and, as of June 1, 2007, had net assets of approximately $415 million. See "General Information."

Investment Objective and Principal Strategies	The Fund's investment objective is to seek capital appreciation over the long term.

The Fund is commonly referred to as a "fund of funds" and is a multi-strategy fund that seeks to achieve its objective by deploying its assets primarily among a select group of portfolio managers (the "Investment Managers") who have produced attractive returns over time. The Fund allocates its assets principally among Investment Managers who primarily invest in securities and other instruments the market value of which is expected to be meaningfully affected by an anticipated event (often referred to as event driven and special situation strategies). The Fund also may allocate its assets to Investment Managers who focus on other alternative investment strategies, including, for example, long/short strategies.

Event driven and special situation strategies involve investments in companies undergoing significant corporate transactions or structural transformations. Event driven strategies generally seek to profit from events such as a change in an issuer's corporate or capital structure, a debt repayment obligation or a management transition. Examples include merger arbitrage (sometimes called risk arbitrage) and distressed investing. Special situation strategies typically involve investing in companies undergoing restructurings, spin-offs, liquidations or privatizations. Long/short investment strategies combine long investments with short sales and the pursuit of opportunities in rising or declining markets while seeking to reduce market exposure and risk; this strategy may focus on investments within specific sectors, countries and/or regions.

Investment Managers generally conduct their investment programs through unregistered investment vehicles which have investors, other than the Fund, and in other registered investment companies (collectively, the "Investment Funds"). Although the Fund currently intends to invest its assets primarily in Investment Funds, the Fund also may invest its assets directly pursuant to investment advisory agreements, granting the Investment Managers discretionary investment authority on a managed account basis. In addition, to facilitate the efficient investment of the Fund's assets, a separate investment vehicle may be created for an Investment Manager in which the Investment Manager serves as general partner or managing member and the Fund is the sole limited partner or the only other member. (Investment Managers for which such an investment vehicle is formed and Investment Managers who manage assets directly on a managed account basis are collectively referred to as "Subadvisers.") The Adviser generally allocates no more than 25% of the Fund's assets to any Investment Fund. The Fund either will hold non-voting securities of an Investment Fund or will limit its investment in any Investment Fund that is not advised by a Subadviser to less than 5% of the Investment Fund's voting securities. The Fund may invest a majority of its assets in non-voting securities of Investment Funds. The Adviser also may seek to gain investment exposure to certain Investment Funds by entering into derivative transactions, such as total return swaps.

The Adviser will select Investment Managers on the basis of various criteria, generally including, among other things, an analysis of: the Investment Manager's performance during various time periods and market cycles; the Investment Manager's reputation, experience and training; its articulation of, and adherence to, its investment philosophy; the presence of risk management discipline; interviews of the management team; and whether the Investment Manager has a substantial personal investment in the investment program. Not all of these factors will be considered with respect to each Investment Manager and other criteria may be considered. The Adviser will evaluate regularly each Investment Manager to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance is satisfactory. The Adviser may reallocate the Fund's assets among the Investment Managers, terminate existing Investment Managers and select additional Investment Managers, subject to the condition that selection of a new Subadviser requires approval of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from certain provisions of the 1940 Act.

Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) over the types of securities that may be owned, the types of trading strategies employed, and in some cases, the amount of leverage that can be used. Each Investment Manager may use various investment techniques for hedging and non-hedging purposes. Investment Managers may sell securities short in an effort to profit from anticipated declines in prices of securities and to seek to limit exposure to a possible market decline. Investment Managers also may purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this prospectus, and, from time to time, may maintain significant cash positions. The use of these techniques may be an integral part of their investment programs, and involves certain risks to the Fund. Each Investment Manager may use leverage and may invest in illiquid and restricted securities, which also entails risk. See "Risk Factors." For purposes of the Fund's investment restrictions and certain investment limitations under the 1940 Act, the Fund will look through the Investment Funds managed by the Subadvisers, if any, to their underlying securities.

Potential Benefits of Investing in the Fund
An investment in the Fund enables investors to invest with Investment Managers whose services generally are not available to the investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. An investment in the Fund also enables investors to invest with a number of Investment Managers without incurring the high minimum investment requirements that Investment Managers typically would impose on investors.

In addition to benefiting from the Investment Managers' individual investment strategies, the Fund as a whole should achieve the benefits of diversification by allocating its assets among a carefully selected group of Investment Managers. The Adviser expects that by investing through multiple Investment Managers, the Fund may reduce the volatility inherent in a direct investment with a single Investment Manager.

The Adviser	The Adviser is a direct wholly-owned subsidiary of UBS Americas, Inc. ("UBS Americas"), which, in turn, is an indirect wholly-owned subsidiary of UBS AG, a Swiss bank. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser and its affiliates provide investment advisory services to registered investment companies, private investment funds and individual accounts. See "Management of the Fund."

Fees and Expenses	The Administrator provides certain other administrative services to the Fund including, among other things, providing office space and other support services to the Fund, pursuant to an Administration Agreement. In consideration for such services, the Fund pays the Administrator a monthly fee (the "Fee") at the annual rate of 1.25% of the Fund's net assets for the month, excluding assets, if any, attributable to the Adviser's capital account and the Special Advisory Account. The Fee is in addition to the asset-based fees and incentive allocations charged by the Investment Funds. The Fee will be paid to the Administrator out of the Fund's assets, and debited against investors' capital accounts. The asset-based fees of the Investment Funds are expected to range from 1% to 2% and the incentive allocations of the Investment Funds are generally 20% of net profits. See "Risk Factors."

PFPC Inc. ("PFPC"), as fund administrator (the "Fund Administrator"), performs certain administration, accounting and investor services for the Fund and other funds sponsored or advised by UBS Americas or its affiliates, including the Adviser. In consideration for these services, the Fund and certain of these other investment funds pay the Fund Administrator an annual fee calculated based upon the aggregate average net assets of the Fund and certain of these other investment funds, subject to a minimum monthly fee, and will reimburse certain of the Fund Administrator's expenses.

The Fund will bear all expenses incurred in the business of the Fund. The Investment Funds will bear all expenses incurred in the business of the Investment Funds. See "Management of the Fund—Other Expenses of the Fund" and "Summary of Fund Expenses."

Allocation of Profit and Loss	The net profits or net losses of the Fund (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) will be credited to or debited against the capital accounts of the investors at the end of each fiscal period in accordance with their respective Fund percentages for such period. Each investor's Fund percentage will be determined by dividing as of the start of a fiscal period the balance of the investor's capital account by the sum of the balances of the capital accounts of all investors of the Fund. See "Capital Accounts--Allocation of Net Profits and Net Losses."

Incentive Allocation	Generally at the end of each fiscal year, an incentive allocation of 5% of the net profits attributable to assets of the Fund, if any, that have been credited to the capital account of an Investor during the period (an "Incentive Allocation") will be debited from the Investor's capital account and credited to the Special Advisory Account. The Incentive Allocation will be made only with respect to net profits that exceed any net losses previously debited to the account of such Investor which have not been offset by any net profits subsequently credited to the account of the Investor. The Incentive Allocation will be in addition to the incentive-based allocations payable in respect of the Investment Funds.

The Adviser holds a non-voting Special Advisory Member interest (the "Special Advisory Account") in the Fund solely for the purpose of receiving the Incentive Allocation with respect to each investor. The Adviser may withdraw any Incentive Allocation credited to its Special Advisory Account at any time through the last business day of the month following the date on which an Incentive Allocation was made.

Investors who tender or transfer their Interests may be subject to an Incentive Allocation at the time the Fund repurchases their Interests or at the time of transfer.

The Incentive Allocation presents certain risks that are not present in funds without an incentive allocation. The aggregate amount of the Incentive Allocation and the Fee payable by the Fund and its investors is higher than those paid by most other registered investment companies.

Investor Qualifications	Interests will be sold only to investors who have a net worth of more than $1,500,000 (with their spouses) or who otherwise meet the requirements for a "qualified client" as defined in Rule 205-3 under the Advisers Act ("Qualified Investors"). Before you may invest in the Fund, your financial advisor or sales representative will require a certification from you that you are a Qualified Investor and that you will not transfer your Interests except in the limited circumstances permitted in the Fund's limited liability company agreement (the "LLC Agreement"). (The form of investor certification that you will be asked to sign is attached to this prospectus as Appendix B.) If your investor certification is not received and accepted by UBS Financial Services Inc. ("UBS Financial Services"), the Fund's distributor, your order will not be accepted. Other similar arrangements may be permitted by UBS Financial Services instead of the investor certification. If you attempt to transfer your Interests in violation of the LLC Agreement, the transfer will not be permitted and will be void. The Fund, in its discretion, may suspend applications for Interests at any time. See "Investor Qualifications."

Investor Suitability	An investment in the Fund involves a considerable amount of risk. You may lose money. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. The Fund is an illiquid investment. Investors have no right to require the Fund to redeem their Interests in the Fund. See "Risk Factors--Investors Will Have Only Limited Liquidity."

The Offering	The Fund is offering $500 million in Interests through UBS Financial Services and other brokers or dealers. UBS Financial Services may accept orders for any lesser amount. The Adviser and UBS Financial Services may pay from their own resources compensation to UBS Financial Services' or its affiliates' financial advisers, as well as third-party securities dealers and other industry professionals, in connection with the sale and distribution of the Interests or ongoing servicing of clients with whom they have placed interests in the Fund. See "Plan of Distribution."

Generally, the stated minimum initial investment in the Fund is $100,000, which minimum may be reduced in UBS Financial Services' sole discretion, but not below (i) $25,000 for employees of UBS AG and its affiliates and members of their immediate families, or (ii) $50,000 for purchasers of Interests in conjunction with certain fixed or "wrap" fee programs. If you want to purchase less than $100,000 in Interests, you should speak with your financial advisor. In granting any reduction, consideration is given to various factors, including the investor's overall relationship with UBS Financial Services, the investor's holdings in other funds affiliated with UBS Financial Services, and such other matters as UBS Financial Services may consider relevant at the time. Financial advisors may receive a reduced sales credit for selling Interests substantially below this stated minimum initial contribution. The Fund may vary the investment minimums from time to time. Investors purchasing Interests in the Fund may be charged a sales load of up to 2% of the investor's capital contribution. UBS Financial Services will sell Interests from time to time (each date on which Interests are delivered is called a "Closing Date"). Before the receipt of the investor certification, investor funds will be held in escrow.

Distribution Policy	The Fund does not anticipate making periodic distributions of its net income or gains, if any, to investors. The amount and times of distributions, if any, will be determined in the sole discretion of the Board. Whether or not distributions are made, investors will be required each year to pay applicable federal and state income taxes on their allocable share of the Fund's taxable income, and will have to pay these taxes from sources other than Fund distributions. See "Risk Factors--Distributions to Investors and Payment of Tax Liability."

Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions

The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their Interests on a daily basis. To meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds.

You will not be able to redeem your Interests on a daily basis because the Fund is a closed-end fund. In addition, with very limited exceptions, the Fund's Interests are not transferable and liquidity will be provided only through limited repurchase offers described below. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Interests and should be viewed as a long-term investment. See "Risk Factors—Investors Will Have Only Limited Liquidity."

Repurchase of Interests	No investor will have the right to require the Fund to redeem the investor's Interest in the Fund. The Fund from time to time may offer to repurchase Interests pursuant to written tenders by investors. These repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests from investors twice each year, in June and December. In addition, the Fund may repurchase an Interest or a portion thereof of an investor or any person acquiring an Interest or portion thereof from or through an investor if, among other reasons, the Board determines that it would be in the best interests of the Fund to repurchase such an Interest or portion thereof. See "Redemptions, Repurchases of Interests and Transfers--No Right of Redemption or Transfer" and "--Repurchases of Interests."

The LLC Agreement provides that the Fund shall be dissolved if the Interest of any investor that has submitted a written request, in accordance with the terms of the LLC Agreement, to tender its entire Interest for repurchase by the Fund has not been repurchased within a period of two years of such request. (The LLC Agreement is attached hereto as Appendix A.)

Taxation	Most closed-end investment companies elect to be taxed as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will not make this election and instead will seek to be treated as a partnership for Federal income tax purposes. Accordingly, the Fund should not be subject to Federal income tax, and each investor will be required to report on its own annual tax return its distributive share of the Fund's taxable income or loss for that year, whether or not the Fund makes any distributions in that year.

If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to corporate income tax and distributions of profits from the Fund would be treated as dividends. See "Risk Factors—Tax Risk."

ERISA Plans and Other Tax-Exempt Entities
Investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other tax-exempt entities, including employee benefit plans, individual retirement accounts ("IRAs") and 401(k) and Keogh Plans, may purchase Interests in the Fund. The Fund's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Code. Because the Investment Funds and, to a limited extent, the Fund may use leverage, a tax-exempt investor may incur income tax liability to the extent the transactions are treated as giving rise to unrelated business taxable income ("UBTI"). A tax-exempt investor (including an IRA) may be required to make payments, including estimated payments, and file an income tax return for any taxable year in which it has UBTI. To file the return, it may be necessary for the tax-exempt investor to obtain an Employer Identification Number. Charitable remainder trusts may not purchase Interests.

Reports to Investors	The Fund will furnish to investors as soon as practicable after the end of each taxable year such information as is necessary for investors to complete Federal and state income tax or information returns, along with any other tax information required by law. For the Fund to complete its tax reporting requirements, it must receive information on a timely basis from the Investment Managers. Given the number of Investment Managers, it is possible that one or more Investment Managers will delay in providing this information. As a result, it is possible that the Fund may be unable to provide tax information to investors without significant delays and investors likely will need to seek extensions on the time to file their tax returns at the federal, state and local level. See "Risk Factors--Distributions to Investors and Payment of Tax Liability." The Fund also will send to investors a semi-annual and an audited annual report generally within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Adviser regarding the Fund's operations during each quarter also will be sent to investors.

Risk Factors	An investment in the Fund involves a high degree of risk. These include:

•	Loss of capital.

•	Investment Managers, in some cases, may be newly organized with no, or only limited, operating histories upon which to evaluate their performance. The Adviser will endeavor to select Investment Managers whose principals have substantial capital markets experience.

•	The Fund's performance depends upon the performance of the Investment Managers and the Adviser's ability to select Investment Managers and effectively allocate Fund assets among them.

•	Identifying the appropriate Investment Managers and suitable Investment Funds is difficult and involves a high degree of uncertainty. In addition, certain Investment Funds, from time to time, are oversubscribed or closed, and it may not be possible to make investments that have been identified as attractive opportunities.

•	A short sale of a security involves the theoretical risk of unlimited loss because of increases in the market price of the security sold short. An Investment Manager's use of short sales, leverage and derivative transactions, in certain circumstances, can result in significant losses.

•	The Investment Managers may invest without limitation in restricted and illiquid securities.

•	Interests will not be traded on any securities exchange or other market and are subject to restrictions on transfer. Although the Fund may offer to repurchase Interests from time to time, an Investor may not be able to liquidate its Interests for up to two years.

•	The Investment Managers may seek to profit from the occurrence of specific corporate events, where a delay in the timing of such events, should they occur at all, may have a significant negative effect on the Investment Funds', and thus the Fund's, investment.

•	An Investment Manager may focus on a particular industry or industries, which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries.

•	The Fund may borrow money (or leverage) to fund investments in Investment Managers.

•	The Investment Managers may use derivatives for hedging and non-hedging purposes.

•	The Fund does not make periodic distributions; investors will be required to pay applicable taxes on their respective share of the Fund's taxable income.

•	The Fund may, from time to time, have to hold some of its assets in money market securities, cash or cash equivalents.

•	To the extent that the Fund purchases non-voting securities of, or contractually foregoes the right to vote in respect of, an Investment Fund, the Fund will not be able to vote on matters that require the approval of investors in the Investment Fund, including a matter that could adversely affect the Fund's investment.

•	The Fund seeks to be treated for tax purposes as a partnership, but could be taxable as a corporation, thus being subject to two levels of taxation.

•	The Adviser and Investment Managers may have conflicts of interests.

•	The Fund is classified as a "non-diversified" investment company which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Fund's investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers. In general, the Fund will limit to less than 25% of its assets its investment in any one Investment Fund.

•	The Fund may allocate an unlimited percentage of its assets to the securities of any one issuer.

Because the Fund is a multi-manager, multi-strategy fund, investors are subject to additional risks, including:

•	Underlying Investment Funds generally will not be registered as investment companies under the 1940 Act, and, therefore, the Fund will not be able to avail itself of 1940 Act protections.

•	Investors in the Fund will have no right to receive information about the Investment Funds or Investment Managers, and will have no recourse against Investment Funds or their Investment Managers.

•	The Adviser will be dependent on information, including performance information, provided by the Investment Funds, which if inaccurate could adversely affect the Adviser's ability to manage the Fund's investment portfolio in accordance with its investment objective and to value accurately the Fund's Interests. In most cases, the Adviser has little or no means of independently verifying this information.

•	The Fund may not be able to invest in certain Investment Funds that are oversubscribed or closed, or the Fund may only be able to allocate a limited amount of assets to an Investment Fund that has been identified as an attractive opportunity.

•	Investment Managers may use proprietary investment strategies that are not fully disclosed to the Adviser, and which may involve risks under some market conditions that are not anticipated by the Adviser.

•	An investor who met the conditions imposed by Investment Managers, including investment minimums that may be considerably higher than the Fund's, could invest directly with the Investment Managers. Investors in the Fund will bear two layers of asset-based fees, incentive allocations and expenses—one at the Fund level and one at the Investment Fund level. Investors also bear a proportionate share of the fees and expenses of the Fund and, indirectly, of the Investment Funds.

•	Investment Managers may receive compensation from the Fund for positive performance of an Investment Fund even if the Fund's overall returns are negative.

•	Investment Managers make investment decisions independent of the Adviser and each other, which may be conflicting.

•	At any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold by another Investment Fund and, consequently, the Fund could incur indirectly certain transaction costs without accomplishing any net investment result.

•	Investments in underlying Investment Funds will be illiquid, and some of the Investment Funds will not permit withdrawals at the same time as the Fund.

•	Each Investment Fund is permitted to redeem its securities in-kind. Thus, upon the Fund's withdrawal of all or a portion of its interest in an Investment Fund, the Fund may receive an in-kind distribution of securities that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund.

•	The Fund's assets may be priced in the absence of a readily available market and may be priced based on estimates of fair value, which may prove to be inaccurate; these valuations will be used to calculate fees payable to the Investment Manager, the Adviser and the Administrator, and the price at which purchases and repurchases are made.

•	The Fund may not be able to vote on matters that require the approval of the limited partners of an underlying Investment Fund, including a matter that could adversely affect the Fund's investment in it.

•	The Fund may have indemnification obligations to Investment Funds and their Investment Managers.

Accordingly, the Fund should be considered a speculative investment and entails substantial risks, and you should invest in the Fund only if you can sustain a complete loss of your investment. An investment in the Fund should be viewed only as part of an overall investment program. No assurance can be given that the Fund's investment program will be successful.

See "Risk Factors."

SUMMARY OF FUND EXPENSES

           The following table illustrates the expenses and fees that the Fund expects to incur and that investors can expect to bear. The expenses associated with investing in a "fund of funds," such as the Fund, are generally higher than those of other types of funds that do not invest primarily in other investment vehicles. This is because the investors in a fund of funds also indirectly pay a portion of the fees and expenses, including incentive allocations, charged at the underlying Investment Fund level.

Investor Transaction Expenses
Maximum sales load(1) (percentage of purchase amount)	2.00%
Maximum redemption fee	None

Annual Expenses (as a percentage of net assets attributable to Interests)(2)
Management fee	1.91%(3)(4)
Interest payments on borrowed funds	0.10%
Other expenses	[__]
Acquired fund fees and expenses (Investment Fund fees and expenses)(5)	[__]

Total annual expenses	[__]%

_________________

(1)	Generally, the stated minimum initial investment in the Fund is $100,000, which minimum may be reduced for certain investors. Investors purchasing Interests may be charged a sales load of up to 2% of the Investor's capital contribution. See "Plan of Distribution."

(2)	The Fund does not currently invest in accounts or funds managed by Subadvisers (see the definition of "Subadviser" on page 37). Accordingly, the Fund does not indirectly incur any additional expenses associated with such investments

(3)	Of this amount, 0.66% represents the aggregate Incentive Allocations paid by all investors in the Fund, expressed as a percentage of average net assets of the Fund, during the period from January 1, 2006 to December 31, 2006 (see footnote 4 below). The amount of Incentive Allocation, if any, that an individual investor paid depended upon the date the investor was admitted to the Fund and the Fund's performance thereafter. A larger Incentive Allocation is reflective of positive investment performance. See "Financial Highlights." The term "Management Fee" is the term required by Form N-2 and is not intended to characterize the Incentive Allocation as anything other than an incentive allocation.

(4)	An Incentive Allocation of up to 5% of net profits will be charged in respect of each investor's capital account in the Fund. For purposes of calculating the Incentive Allocation, net profits will be determined by taking into account net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions. The Incentive Allocation will be made only with respect to net profits that exceed any net losses previously debited to the account of an investor which have not been offset by any net profits subsequently credited to the account of such investor, adjusted for repurchases. See "Management of the Fund – Incentive Allocation."

(5)	Includes the fees and expenses of the Investment Funds in which the Fund is already invested and intends to invest based upon the anticipated net proceeds of this offering. Some or all of the Investment Funds in which the Fund invests charge incentive fees or allocations based on the Investment Funds' earnings. The incentive fees or allocations charged by Investment Funds in which the Fund invests are generally 20% of net profits. The "Acquired Fund Fees and Expenses" disclosed above are based on historic earnings of the Investment Funds, which may change substantially over time and, therefore, significantly affect "Acquired Fund Fees and Expenses." The amount of the Fund's average net assets used in calculating this percentage was based on average net assets for the fiscal year ended December 31, 2006 of approximately $358 million, plus anticipated net proceeds of approximately $53 million from this offering. The Adviser estimates that approximately [___]% (as a percentage of the net assets attributable to Interests) of the [___]% shown as "Acquired Fund Fees and Expenses" reflects operating expenses of the Investment Funds (i.e., management fees, administration fees and professional and other direct, fixed fees and expenses of the Investment Funds). The Adviser estimates that the balance of approximately [___]% is attributable to performance-based fees and allocations as well as other investment-related expenses of the Investment Funds (for example, interest expense, dividends paid on investments sold short, bank charges and commissions, stock loan fees, etc.).

           The purpose of the table above is to assist you in understanding the various costs and expenses you would bear directly or indirectly as an investor in the Fund. The annual "Other expenses" shown above are estimated based on average net assets of the Fund for the fiscal year ended December 31, 2006 of approximately $358 million. Prior to June 1, 2007, offerings of Interests were not registered under the Securities Act of 1933, as amended (the "1933 Act"). Rather, Interests were privately placed in reliance on the exemption from regulation under Section 4(2) of the 1933 Act and Regulation D thereunder. Because the Fund will now register the offerings of new Interests under the 1933 Act, the Fund expects that its annual "Other expenses" may be higher than those reflected in the table above. For a more complete description of the various costs and expenses of the Fund, see "Management of the Fund."

                                                                       Example
                                                                       -------

                                                 1 Year        3 Years       5 Years       10 Years
                                                 ------        -------       -------       --------

You would pay the following expenses,
including a sales load (see footnote 1
above), on a $1,000 investment, assuming
a 5% annual return:                               $____         $____         $____         $____

--------
*  Without the sales load, the expenses
   would be:                                      $____         $____         $____         $____

           The example does not present actual expenses and should not be considered a representation of future expenses. Actual Fund expenses may be greater or less than those shown (and "Acquired Fund Fees and Expenses" may also be greater or less than that shown). The Fund's offering costs are not reflected in the table or in the example. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. If the Investment Funds' actual rates of return exceed 5%, the dollar amounts could be significantly higher as a result of the Investment Funds' incentive allocations.

Financial Highlights

           The financial highlights table is intended to help an investor understand the Fund's financial performance for the period from October 1, 2001 (commencement of operations) through December 31, 2006. The information reflects financial results for an investor that has been in the Fund since inception. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information ("SAI"). The SAI is available upon request.

                                                                                                                    For the Period
                                                                                                                    October 1, 2001
                                                                                                                    (commencement
                                                                                                                    of operations)
                        Year Ended         Year Ended          Year Ended       Year Ended        Year Ended          through
                       December 31,       December 31,        December 31,     December 31,      December 31,        December 31,
                            2006              2005                2004             2003              2002                2001
                       ------------       ------------        ------------     ------------      ------------       ---------------

Total Return(1)            13.38%             3.09%              7.58%             14.07%            (2.91)%             (0.10)%

Ratio of net
investment
income/(loss)
to average net
assets(2)                  (1.50)%            (1.40)%           (1.46)%          (1.43)%             (1.57)%             (3.90)%(3)

Ratio of total
expenses to
average net
assets(2)                   1.56%              1.50%             1.49%            1.47%                1.67%              4.19%(3)

Portfolio turnover
rate                       23.69%             27.45%             8.67%            31.46%             10.80%               0.00%

Net asset value at
end of period          $351,300,639       $340,679,417       $343,730,804      $204,903,288       $150,499,511         $62,629,473
(1)	Total return assumes a purchase of an Interest in the Fund at the beginning of the period and a sale of the Fund Interest on the last day of the period noted, after incentive allocation to the Adviser, and does not reflect the deduction of sales loads incurred when subscribing to the Fund. Total returns for a period of less than a full year are not annualized.

(2)	The average net assets used in the above ratios is calculated using pre-tender net assets.

(3)	Annualized.

           For a hypothetical $100,000 interest in the Fund at the Fund's inception through December 31, 2006, net gain would be $39,210.

           The Fund's total return for the period from October 1, 2001 (commencement of operations) to December 31, 2006 was 39.12%, and does not reflect deduction of a sales load. If deduction of a sales load had been reflected, the total return for the period would have been lower.

PRIVACY NOTICE

           This notice describes the Fund's privacy policy. The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors. The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. "Personal Information" is obtained from the following sources:

           •      Investor applications and other forms, which may include your name(s), address, social security number or tax identification number;

           •      Written and electronic correspondence, including telephone contacts; and

           •      Transaction history, including information about Fund transactions and balances in your accounts with the Adviser and its affiliates or other Fund holdings and any affiliation with the Adviser and its affiliates.

           The Fund limits access to Personal Information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of Personal Information. The Fund maintains physical, electronic and procedural safeguards to protect Personal Information.

           The Fund may share Personal Information described above with its affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the Personal Information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund. The Fund also may disclose Personal Information to regulatory authorities or otherwise as permitted by law. The Fund endeavors to keep its customer files complete and accurate. The Fund should be notified if any information needs to be corrected or updated.

RISK FACTORS

Employing a Multi-Manager Strategy Involves Risks Not Present in Direct Investment Programs

           Identifying the appropriate Investment Managers and suitable Investment Funds is difficult and involves a high degree of uncertainty. In addition, certain Investment Funds, from time to time, are oversubscribed or closed, and it may not be possible to make investments that have been identified as attractive opportunities. See "—Conflicts of Interest."

           The Investment Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund will not be able to avail itself of the protections of the 1940 Act with respect to the Investment Funds, including certain corporate governance protections, such as the requirement of having a substantial number of independent board members, and statutory protections against self-dealing by the Investment Managers. Although the Adviser will receive detailed information from each Investment Manager regarding its historical performance and investment strategy, in most cases the Adviser has little or no means of independently verifying this information. An Investment Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser. The investment styles used by an Investment Manager are subject to change without notice. For information about an Investment Fund's net asset value and portfolio composition, the Adviser will be dependent on information provided by the Investment Funds, which if inaccurate could adversely affect the Adviser's ability to manage the Fund's investment portfolio in accordance with its investment objective and to value accurately the Fund's Interests. Investors in the Fund have no individual right to receive information about the Investment Funds or the Investment Managers, will not be investors in the Investment Funds and will have no rights with respect to or standing or recourse against the Investment Funds, Investment Managers or any of their affiliates.

           An investor who met the conditions imposed by the Investment Managers could invest directly with the Investment Managers. These conditions include investment minimums that may be considerably higher than the Fund's stated minimum investment. By investing in the Investment Funds indirectly through the Fund, the investor bears two layers of asset-based fees, expenses and incentive allocations—at the Fund level and the Investment Fund level.

           Each Investment Manager will receive any incentive allocations to which it is entitled irrespective of the performance of the other Investment Managers and the Fund generally. Accordingly, an Investment Manager with positive performance may receive compensation from the Fund, and thus indirectly from investors, even if the Fund's returns are negative. Investment decisions of the Investment Funds are made by the Investment Managers entirely independent of the Adviser and of each other. As a result, at any particular time, one Investment Fund may be purchasing securities of an issuer whose securities are being sold by another Investment Fund. Consequently, the Fund could incur indirectly certain transaction costs without accomplishing any net investment result. Similarly, the use of multiple Investment Managers may cause one or more Investment Funds to hold opposite positions in securities of issuers, thereby decreasing or eliminating the possibility of positive returns from such an investment.

           To the extent the Fund holds non-voting securities of, or contractually foregoes the right to vote in respect of, an Investment Fund (which it intends to do), it will not be able to vote on matters that require the approval of the limited partners of the Investment Fund, including a matter that could adversely affect the Fund's investment in it, such as changes to the Investment Fund's investment objective or policies or the termination of the Investment Fund. See "Investment Objective and Principal Strategies—Selection of Investment Managers."

           Since the Fund may make additional investments in the Investment Funds only at certain times pursuant to limitations set forth in the governing agreements of the Investment Funds, the Fund from time to time may have to hold some, or in certain cases a substantial amount, of its assets temporarily in money market securities, cash or cash equivalents, possibly for several months. The Fund may use derivatives and make direct investments to obtain market exposure during these and other periods. No assurance can be given that the Fund will do so or, if it does, that the Fund will do so successfully.

           Generally, Investment Funds are permitted to redeem their securities in-kind. Thus, upon the Fund's withdrawal of all or a portion of its interest in an Investment Fund, the Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund.

           Like an investment in the Fund, investments in the Investment Funds generally will be illiquid. The governing instruments of each Investment Fund likely will have provisions similar to those of the Fund restricting both the transferability of an investor's Interest and the ability of any investor to withdraw its investment in certain circumstances. Some Investment Funds will not permit withdrawals at the same time as the Fund. As a result, the liquidity of the Fund's Interests may be adversely affected and the Fund may manage its investment program differently than if it were able to withdraw monies from each Investment Fund at the same time it desires to provide liquidity to its investors. In addition, some Investment Funds that invest a high percentage of their assets in illiquid investments may experience difficulty in meeting redemption requests and may not be able to redeem those investments in kind. In such circumstances, the Fund's ability to provide liquidity to investors could be adversely affected.

           For the Fund to complete its tax reporting requirements, it must receive information on a timely basis from the Investment Managers. It is possible, however, that one or more Investment Managers will delay in providing this information. As a result, it is possible that the Fund may be unable to provide tax information to investors without significant delays and investors likely will need to seek extensions on the time to file their tax returns at the federal, state and local level.

           A noncorporate investor's share of the Fund's investment expenses may be subject to certain limitations on deductibility for regular Federal income tax purposes and may be completely disallowed for purposes of determining the noncorporate investor's alternative minimum tax liability.

           The Fund may be required to indemnify certain of the Investment Funds and their Investment Managers from any liability, damage, cost or expense arising out of, among other things, breaches of representations and warranties included in the Investment Fund's subscription documents and certain acts or omissions relating to the offer or sale of the Fund's Interests.

Business and Regulatory Risks of Investment Funds

           Legal, tax and regulatory changes could occur during the term of the Fund that may adversely affect the Fund. The regulatory environment for Investment Funds is evolving, and changes in the regulation of Investment Funds may adversely affect the value of investments held by the Fund and the ability of the Fund successfully to pursue its investment objective. In addition, the securities, commodities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The effect of any future regulatory change on the Fund could be substantial and adverse.

Market Fluctuations Will Affect the Fund's Returns

           The Fund's investments in Investment Funds may be negatively affected by the broad investment environment in the securities markets. That investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. Therefore, the Fund's net asset value will fluctuate. You may experience a significant decline in the value of your investment and could lose money. The Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

Investment Strategies May Involve Risk of Loss

           Some of the principal risks of the identified investment strategies are identified below. Depending on economic and market conditions, other risks may be present.

           Merger Arbitrage Strategies.  As part of these strategies, an Investment Manager may purchase securities at prices slightly below their anticipated value in a proposed merger, tender offer or other similar transaction. Since the price offered for securities of a company involved in an announced deal will generally be at a significant premium above the market price before the announcement, if the proposed transaction is not consummated the value of such securities held by the Investment Fund may decline significantly. Furthermore, the difference between the price paid by the Investment Fund for the securities of a company involved in an announced deal and the anticipated value to be received for such securities upon consummation of the proposed transaction will often be very small. If the proposed transaction appears likely not to be consummated or in fact is not consummated or is delayed, the market price of the securities usually will decline sharply. In addition, where the Investment Manager has sold short the securities it anticipates receiving in an exchange or merger, if the proposed transaction is not consummated, the Investment Manager may be forced to cover its short position at a higher price than its short sale, with a resulting loss. If the Investment Manager has sold short securities which are the subject of a proposed cash tender offer or merger and the transaction is consummated, the Investment Manager also may be forced to cover its short position at a loss.

           The consummation of mergers, tender offers and exchange offers can be prevented or delayed by a variety of factors, including:

•	opposition of the management or shareholders of the target company, which will often result in litigation to enjoin the proposed transaction

•	intervention of a regulatory agency, including non-U.S. regulatory agencies

•	efforts by the target company to pursue a "defensive" strategy, including a merger with, or a friendly tender offer by, a company other than the offeror

•	in the case of a merger, failure to obtain the necessary shareholder approvals

•	market conditions resulting in material changes in securities prices

•	regulatory and antitrust restrictions

•	political motivations

•	industry weakness

•	stock specific events

•	failed financings

•	compliance with any applicable securities or other laws.

           To the extent that a general increase or decline in equity values affects the stocks involved in a merger arbitrage position differently, the position may be exposed to loss. Merger arbitrage strategies also depend for success on the overall volume of merger activity, which historically has been cyclical in nature. To the extent that an Investment Fund's positions are leveraged, delay in the consummation of a proposed transaction will increase the cost incurred by the Investment Fund.

           Distressed Securities Strategies.  Some Investment Funds may invest in debt and equity securities, credit paper, accounts and notes payable, loans and other financial instruments and obligations of financially troubled companies, including U.S. and non-U.S. issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. The debt securities likely will include so-called "junk bonds." Investments of this type should be considered speculative, as they involve substantial financial and business risks that can result in substantial or, at times, even total losses. These securities may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual company are more likely to cause price volatility and weaken the capacity of issuers of junk bonds to make principal and interest payments than is the case for higher grade securities. In addition, the market for these securities may be thinner and less liquid than for higher grade securities.

           Any one or all of the companies in which the Investment Fund may invest may be unsuccessful or not show any return for a considerable period of time. In any reorganization or liquidation proceeding relating to the portfolio company, the Investment Fund may lose its entire investment or may be required to accept cash or securities with a value less than the Investment Fund's original investment. In addition, a liquidation or bankruptcy proceeding either may be unsuccessful (for example, because of the failure to obtain requisite approvals), may be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or may result in a distribution of cash or a new security the value of which will be less than the purchase price to the Investment Fund of the security in respect of which such distribution was made.

           An Investment Fund may acquire privately held loans from banks, insurance companies, financial institutions, or other lenders, as well as claims held by trade or other creditors. These investments are subject to both interest rate risk and credit risk. These investments also are subject to the risk of non-payment of scheduled interest or principal. Non-payment would result in a reduction of income to an Investment Fund and a reduction in the value of the investments experiencing non-payment. In addition, because these investments are not registered and no public market for them exists, they typically are less liquid than publicly traded securities.

           Some of these investments may be difficult for an Investment Manager to value because market quotations are not available. In these circumstances, investments may be valued based on procedures designed to ascertain their fair value; however these determinations may not reflect the actual value of the investments.

           Special Situation Strategies.  An Investment Manager may invest in securities of issuers facing special situations, such as restructurings, spin-offs, liquidations or privatizations. Investments of this type involve substantial risks. An Investment Fund investing in securities of issuers facing spin-offs or privatization may be adversely affected by the risk that the consummation of the mergers, tender offer or exchange offer is prevented or delayed, or that the financing is insufficient or otherwise unsuccessful. Similarly, an Investment Fund investing in securities of issuers facing liquidations, restructurings and similar reorganizations may be adversely affected by the risk that such transactions will be unsuccessful or will result in a distribution of cash or new securities worth less than the original investment made by the Investment Fund. The market prices of the securities of such issuers typically are subject to above average price volatility, the spread between the bid and asked prices of such securities may be greater than ordinarily expected and such securities may be thinly traded. As with event driven strategies, the failure of the transaction to occur or occur at the anticipated time or upon the anticipated terms, can cause the value of the securities purchased to decline significantly.

           Long/Short Equity Strategies.  As part of this strategy, an Investment Manager seeks to purchase undervalued securities and sell overvalued securities to generate returns and to hedge out some portion of the general market risk. These long and short positions may be completely unrelated. If the Investment Manager's analysis is incorrect or based on inaccurate information, these investments may result in significant losses to the Investment Fund. Since long/short equity strategies generally involve identifying securities that are undervalued (and, in the case of short positions, overvalued) by the marketplace, the success of the strategy necessarily depends upon the market eventually recognizing such value in the price of the security, which may not necessarily occur, or may occur over extended time frames that limit profitability. Positions may undergo significant short-term declines and experience considerable price volatility during these periods. In addition, long and short positions may or may not be correlated to each other. If the long and short positions are not correlated, it is possible to have investment losses in both the long and short sides of an Investment Fund's portfolio.

           Convertible Arbitrage Strategies.  Investment Managers may employ convertible arbitrage strategies. Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that generally is paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (a) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (b) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (c) provide the potential for capital appreciation if the market price of the underlying common stock increases.

           The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

           Hedge Strategies.  Investment Managers may engage in hedge strategies, which use short sales, futures and other derivatives in an effort to protect assets from losses due to declines in the value of the Investment Fund's portfolio. However, there can be no assurances that the hedging strategies used by the Investment Managers will be successful in avoiding losses, and hedged positions may perform less favorably in generally rising markets than unhedged positions. No assurance can be given that Investment Managers will employ hedging strategies with respect to all or any portion of a given Investment Fund's assets.

Investing in Equity Securities Involves Risk of Loss

           An Investment Manager's investment portfolio may include long and short positions in common stocks, preferred stocks and convertible securities. Investment Managers may focus on investments within specific sectors, countries or regions. Investment Managers also may invest in depositary receipts relating to foreign securities. Equity securities fluctuate in value in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions.

           The Investment Managers generally may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. The prices of the securities of some of these smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because they typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. The Investment Managers may purchase securities in all available securities trading markets, including initial public offerings and the aftermarket.

           The Investment Managers' investments in equity securities may include securities that are listed on securities exchanges as well as unlisted securities that are traded over-the-counter. Equity securities of companies traded over-the-counter may not be traded in the volumes typically found on a national securities exchange. Consequently, an Investment Manager may be required to dispose of such securities over a longer (and potentially less favorable) period of time than is required to dispose of the securities of listed companies.

           A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by an Investment Fund is called for redemption, the Investment Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

The Investment Funds' Use of Short Selling is Highly Speculative

           Investment Managers may use short sales for hedging or non-hedging purposes in an effort to profit from anticipated declines in prices of securities which in the view of the Investment Managers are overvalued or are likely to be adversely affected by particular trends or events relating to the issuer of those securities, the sector in which the issuer is engaged or the general markets or economy. Investment Managers also may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Manager believes possess volatility characteristics similar to those being hedged. To effect a short sale, an Investment Manager will borrow a security from a brokerage firm, or other permissible financial intermediary, to make delivery to the buyer. The Investment Manager then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Investment Manager, which would result in a loss or gain, respectively. In certain circumstances, these techniques can substantially increase the impact of adverse price movements on an Investment Fund's portfolio. A short sale of a security involves the theoretical risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss. There can be no assurance that securities necessary to cover the short position will be available for purchase.

           Short selling is a speculative investment technique that involves expenses to the Investment Funds and the following additional risks:

•	while the potential gain on a short sale is limited, the loss is theoretically unlimited

•	it can increase the effect of adverse price movements on an Investment Fund's portfolio

•	the Investment Fund may not be able to close out a short position at any particular time or at the desired price

•	the Investment Fund may be subject to a "short squeeze" when other short sellers desire to replace a borrowed security at the same time as the Investment Fund, thus increasing the price the Investment Fund may have to pay for the security and causing the Investment Fund to incur losses on the position

•	if the market for smaller capitalization or foreign companies becomes illiquid, the Investment Fund may be unable to obtain securities to cover short positions

•	certain foreign markets may limit the Investment Fund's ability to short stocks.

Investing in Convertible Securities Involves Risk of Loss

           Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that generally is paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have higher yields than common stocks (but lower yields than comparable non-convertible securities), are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

           The market value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" or "option value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer may have a large effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. Exchangeable convertibles carry the credit risk of the issuer, but the conversion value is dependent on the value of the common stock of the other company into which they are convertible.

           A convertible security may be subject to redemption at the option of the issuer at a price and date established in the convertible security's governing instrument. If a convertible security held by the fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the fund's ability to achieve its investment objective.

The Investment Funds' Use of Derivatives Involves Risk

           Some of the Investment Funds may invest in, or enter into, derivatives contracts ("Derivatives"), including options, swaps, swaptions, futures and forward agreements, which involve the following risks, among others:

•	Derivatives can be volatile.

•	Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large impact on the Investment Fund's or the Fund's performance.

•	The market for any Derivative is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

•	Entering into Derivative transactions in foreign markets may involve more risk than entering into domestic transactions.

•	Certain Derivatives, such as swaps, involve the assumption of the credit risk of the counterparty to the transactions.

           See "Additional Investment Policies—Special Investment Techniques" in the Fund's SAI.

Investment Managers' Use of Leverage Involves Risk of Loss

           Investment Managers may borrow money for investment purposes. Borrowing for investment purposes, which is known as "leverage," is a speculative investment technique and involves certain risks.

           Although leverage will increase investment return if the Investment Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of such funds, using leverage will decrease investment return if the Investment Fund fails to earn as much on such investments as it pays for the use of such funds. Using leverage, therefore, will magnify the volatility of the value of the Investment Fund's investment portfolio. If the Investment Fund's portfolio securities decline in value, it could be required to deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in the Investment Fund's assets, whether resulting from changes in market value or from redemptions, it might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Investment Fund also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

           The 1940 Act limits the amount an investment company can borrow by imposing an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of an investment company's total indebtedness may not exceed one-third of the value of its total assets, including such indebtedness, measured at the time the investment company incurs the indebtedness. These limits only apply to the Investment Funds that are managed by Subadvisers (as described under "Investment Objective and Principal Strategies—Selection of Investment Managers") and, therefore, the Fund's portfolio may be highly leveraged and the volatility of the price of its Interests may be great.

           To obtain "leveraged" market exposure in certain investments and to increase overall return, an Investment Manager may purchase options and other derivative instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement. These instruments nevertheless may involve significant economic leverage and therefore, in some cases, may involve significant risks of loss.

The Incentive Allocations Charged by the Investment Managers and the Adviser May Create Incentives for Speculative Investment

           Each Investment Manager generally will charge the Fund an asset-based fee and some or all of the Investment Managers will receive incentive allocations. The asset-based fees of the Investment Managers are expected to range from 1% to 2% and the incentive allocations of the Investment Managers are generally 20% of net profits, but may be greater or less in some cases. The Administrator also will charge an asset-based fee and the Adviser will be entitled to receive an incentive-based allocation.

           The incentive allocation that will be received by an Investment Manager may create an incentive for the Investment Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the incentive allocation. In addition, because the incentive allocation is calculated on a basis that includes realized and unrealized appreciation of an Investment Fund's assets, the allocation may be greater than if it were based solely on realized gains. The Adviser's receipt of an incentive-based allocation will give rise to similar risks.

Investment Managers May Be Newly Organized

           Some Investment Managers may be newly organized and therefore may have no, or only limited, operating histories. However, the Adviser will endeavor to select Investment Managers whose principals have substantial capital markets experience.

The Investment Funds' Foreign Investments Involve Risk of Loss

           One or more Investment Managers may invest in equity and fixed-income securities of foreign issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Foreign securities in which an Investment Manager may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Foreign investments face specific risks, which include:

•	unfavorable changes in currency rates and exchange control regulations

•	restrictions on, and costs associated with, the exchange of currencies and the repatriation of capital

•	reduced availability of information regarding foreign companies

•	different accounting, auditing and financial standards and possibly less stringent reporting standards and requirements

•	reduced liquidity and greater volatility

•	difficulty in obtaining or enforcing a judgment

•	increased market risk due to regional economic and political instability

•	increased brokerage commissions and custody fees

•	securities markets which are less developed than in the U.S. may suffer from periods of relative illiquidity, and may be subject to a lesser degree of supervision and regulation than securities markets in the U.S.

•	foreign withholding taxes

•	delays in settling securities transactions

•	threat of nationalization and expropriation

•	increased potential for corrupt business practices in certain foreign countries

•	failure to receive government approval prior to investments in a particular issuer by foreign persons

•	limits on the amounts of investment by foreign persons in particular issuers

•	limits on the investment by foreign persons to specific classes of securities with less advantageous rights.

           In addition to the risks associated with investments in foreign securities generally, investments in securities located in particular regions or countries with emerging markets may face the following additional risks, among others:

•	inflation and rapid fluctuations in inflation rates in the economies and financial markets of certain emerging market countries

•	high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries

•	high concentration of investors and financial intermediaries

•	political and social uncertainties

•	overdependence on exports, particularly with respect to primary commodities, which makes such economies vulnerable to volatile fluctuations in commodity prices

•	overburdened infrastructure and obsolete or unseasoned financial systems.

Restricted and Illiquid Investments Involve the Risk of Loss

           The Fund and the Investment Managers may invest without limitation in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the 1933 Act.

           Where registration is required to sell a security, an Investment Manager may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Manager may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Investment Manager might obtain a less favorable price than the prevailing price when it decided to sell. Restricted securities for which no market exists and other illiquid investments held by Investment Funds advised by Subadvisers will be valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Directors. Investment Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

           In addition, the Fund's interests in the Investment Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from an unregistered Investment Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Fund were it to have to sell interests at an inopportune time.

Investors Will Have Only Limited Liquidity

           The Fund is a closed-end investment company designed primarily for long-term investors. Interests in the Fund will not be traded on any securities exchange or other market. With very limited exceptions, Interests are not transferable and liquidity will be provided only through limited repurchase offers. These repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests from investors twice each year, in June and December. The LLC Agreement provides that the Fund will be dissolved if the Interest of any investor that has submitted a written request, in accordance with the terms of the LLC Agreement, to tender its entire Interest for repurchase by the Fund has not been repurchased within a period of two years of such request.

           The Fund's repurchase policy will have the effect of decreasing the size of the Fund over time from what it otherwise would have been, if sufficient additional interests are not sold. Therefore, it may force the Fund to sell assets (i.e., interests in Investment Funds) it otherwise would not sell. It also may reduce the investment opportunities available to the Fund and cause its expense ratio to increase. The Fund likely will sell its more liquid assets first to satisfy repurchase requests, thus increasing its concentration in less liquid securities.

           Some of the Investment Funds may invest all or a portion of their assets in private placements which may be illiquid. Some of these investments are held in so-called side pockets, which are sub-funds within the Investment Funds, which provide for their separate liquidation over a much longer period than an investment in the Investment Fund. Were the Fund to seek to liquidate its investment in an Investment Fund which maintains these investments in a side pocket arrangement or which holds substantially all of its assets in illiquid securities, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. During the period until the Fund fully liquidated its interest in the Investment Fund, the value of its investment would fluctuate.

Fixed-Income Securities

           Investment Managers may invest in fixed-income securities, typically when their yield and potential for capital appreciation are considered sufficiently attractive or in connection with convertible arbitrage strategies. Investment Managers also may invest in these securities for defensive purposes and to maintain liquidity. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk).

           The Investment Managers may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Investment Manager to be of comparable quality. Non-investment grade debt securities are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less liquid than for higher grade debt securities.

The Fund is Non-Diversified

           The Fund is classified as a "non-diversified" management investment company under the 1940 Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a "diversified" management investment company. Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a "diversified" fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of its Interests. In general, the Fund will limit to less than 25% of its assets its investment in any one Investment Fund.

The Investment Funds May Purchase Equity Securities Without Restriction as to Market Capitalization

           Investment Managers generally may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. The prices of the securities of some of these smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because they typically are more subject to changes in earnings and prospects, among other things.

The Fund May Borrow Money

           The Fund may borrow money to fund investments in certain Investment Managers, for temporary or emergency purposes or in connection with repurchases of, or tenders for, the Fund's Interests. If the Fund borrows money, its net asset value may be subject to greater fluctuation until the borrowing is repaid and the risks of leverage described under "—Investment Managers' Use of Leverage Involves Risk of Loss" will be present. The Fund would expect to repay leverage used to fund investments from the proceeds of subsequent offerings of Interests. If the Fund were unable to sell a sufficient amount of Interests to repay these borrowings, the Fund could remain leveraged or reduce its leverage by selling Investment Funds.

           Because many Investment Funds use leverage as part of their investment strategy, the Fund's use of leverage to purchase these Investment Funds will significantly magnify the potential volatility of the value of the Fund's Interests

Conflicts of Interest

           The Adviser and its affiliates manage the assets of registered investment companies, private investment funds and individual accounts (collectively, "Adviser Clients"). The Fund has no interest in these activities. In addition, the Adviser, its affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment funds, private investment companies or other investment vehicles in which the Fund will have no interest.

           The Adviser or its affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular Adviser Client or for itself or its officers, directors, partners, members or employees, but not for the Fund. Situations may arise in which the Adviser, its affiliates or Adviser Clients have made investments which would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The investment activities of the Adviser, its affiliates and any of their respective officers, directors, partners, members or employees may disadvantage the Fund in certain situations, if, among other reasons, the investment activities limit the Fund's ability to invest in an investment vehicle.

           Investment decisions for the Fund are made independently from those of Adviser Clients. If, however, the Fund desires to invest in the same Investment Fund as an Adviser Client, the available investment will be allocated equitably. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Adviser Clients, in all investments. In some cases, investments for Adviser Clients may be on terms different than, and sometimes more favorable than, an investment made on behalf of the Fund. In addition, this process may adversely affect the amount the Fund will be able to invest in an Investment Fund.

           The officers or employees of the Adviser will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity among the Fund and Adviser Clients. The Adviser and its officers and employees will devote so much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

           UBS Financial Services or its affiliates may provide brokerage, placement, investment banking and other financial or advisory services from time to time to one or more accounts or entities managed by the Investment Managers or their affiliates, including the Investment Funds, and receive compensation for providing these services. These relationships could preclude the Fund from engaging in certain transactions and could constrain the Fund's investment flexibility. (All Investment Funds and other accounts managed by the Investment Managers or their affiliates, excluding the Fund, are referred to collectively as the "Investment Manager Accounts.")

           The Adviser, its affiliates or Adviser Clients may have an interest in an account or investment vehicle managed by, or enter into relationships with, an Investment Manager or its affiliates on terms different, and potentially more favorable, than an interest in the Fund. In addition, the Investment Managers may receive research products and services in connection with the brokerage services that the Adviser and its affiliates may provide from time to time to one or more Investment Manager Accounts or to the Fund.

           UBS AG or its affiliates may lend to issuers of securities that are owned by the Fund or that are owned by the Investment Funds, or to affiliates of those issuers, or may receive guarantees from the issuers of those securities. In making and administering such loans, UBS AG or its affiliates may take actions, including restructuring a loan, foreclosing on the loan, requiring additional collateral from an issuer, charging significant fees and interest to the issuer, placing the issuer in bankruptcy, or demanding payment on a loan guarantee, that may be contrary to the interests of the Fund. If that happens, the security issued by the borrower or the guarantor or the affiliate that is owned by the Fund or the Investment Funds may lose some or all of its value.

Tax Risk

           The Fund expects to be treated as a partnership for Federal income tax purposes. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to corporate income tax and distributions of profits from the Fund would be treated as dividends.

           Because the Investment Funds and, to a limited extent, the Fund may use leverage, a tax-exempt investor may incur income tax liability to the extent the transactions are treated as giving rise to UBTI. A tax-exempt investor (including an IRA) may be required to make payments, including estimated payments, and file an income tax return for any taxable year in which it has UBTI. To file the return, it may be necessary for the tax-exempt investor to obtain an Employer Identification Number.

Distributions to Investors and Payment of Tax Liability

           The Fund does not anticipate making periodic distributions of its net income or gains, if any, to investors. Investors will be required each year to pay applicable Federal and state income taxes on their respective shares of the Fund's taxable income, and will have to pay these taxes from sources other than Fund distributions. The amount and times of distributions, if any, will be determined in the sole discretion of the Board.

USE OF PROCEEDS

           The Fund will invest the net proceeds of this offering in accordance with the Fund's investment objective and policies and principal strategies as soon as practicable (which the Fund expects to be within three months) after the closing of the offering. Pending the investment of the proceeds of any offering in Investment Funds pursuant to the Fund's investment objective and principal strategies, the Fund may invest a portion of the proceeds of the offering that is not invested in Investment Funds, which may be a substantial portion of the proceeds of the initial offering, in short-term, high quality debt securities, money market instruments or money market funds. In addition, the Fund may maintain a portion of the proceeds in cash to meet operational needs. The Fund may be prevented from achieving its objective during any time in which the Fund's assets are not substantially invested in accordance with its principal investment strategies.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Investment Objective

           The Fund's investment objective is to seek capital appreciation over the long term. The Fund is a multi-manager, multi-strategy fund that seeks to achieve its objective by deploying its assets primarily among a select group of Investment Managers who have produced attractive returns over time. The Fund allocates its assets principally among Investment Managers who primarily invest in securities the market value of which is expected to be meaningfully affected by an anticipated event (often referred to as event driven and special situation strategies). The Fund also may allocate its assets to Investment Managers who focus on other alternative investment strategies, including, for example, long/short strategies.

Investment Program

           Event driven strategies.  Event driven strategies involve investments in companies undergoing significant corporate transactions or structural transformations. Event driven strategies generally seek to profit from events such as a change in an issuer's corporate or capital structure, a debt repayment obligation or a management transition. Examples include merger arbitrage (sometimes called risk arbitrage) and distressed investing.

           Merger (or "risk") arbitrage is trading in securities of companies that are involved in mergers, acquisitions, or reorganizations. The Investment Managers typically purchase securities of the target company and sell short securities of the acquiring company. Risk management and hedging techniques are employed to partially mitigate the effects of transactions that fail to materialize.

           Distressed investing is investing in securities of companies experiencing poor operating results, having substantial capital needs or negative net worth, or involved in bankruptcy or reorganization proceedings. The Investment Managers typically purchase, at discounts, equities, debt, loans, commercial paper, trade claims or other types of debt securities of companies facing these financial difficulties. Profits are expected from the market's lack of understanding of the intrinsic value of the discounted securities and because many institutional investors cannot own below-investment grade securities

           Special situation strategies.  Special situation strategies also involve investing in companies undergoing significant corporate transactions or structural transformations. Special situation strategies typically involve investing in companies undergoing restructurings, spin-offs, liquidations or privatizations. Some Investment Managers may actively participate in the restructuring of companies in which they invest. The extent of leverage employed varies.

           Long/short strategies.  Long/short strategies involve investing in securities that are deemed to be undervalued or overvalued. This strategy combines long investments with short sales and the pursuit of opportunities in rising or declining markets while seeking to reduce market exposure and risk. Certain Investment Managers may specialize in a particular industry, sector or region. Investment Managers in this strategy typically may employ a low to moderate degree of leverage.

Selection of Investment Managers

           The Adviser's research staff assists in the selection of Investment Managers using, among other things, its database of asset managers to narrow the universe of potential candidates. The Adviser will select Investment Managers on the basis of various criteria, generally including, among other things, an analysis of: the Investment Manager's performance during various time periods and market cycles; the Investment Manager's reputation, experience and training; its articulation of, and adherence to, its investment philosophy; prudent use of leverage; the presence of risk management discipline; interviews of the management team; and whether the Investment Manager has a substantial personal investment in the investment program. Not all these factors will be considered with respect to each Investment Manager and other criteria may be considered.

           As part of its diligence process, the Adviser conducts a comprehensive review of the Investment Manager, its investment process and organization, and may conduct interviews with references and industry sources to complete its determination. Once an asset manager is selected as an Investment Manager, the Adviser will continue to review the investment performance and process of the Investment Manager.

           Investment Managers generally conduct their investment programs through the Investment Funds. The Fund currently intends to invest its assets primarily in Investment Funds. The Fund also may invest its assets directly pursuant to investment management agreements, granting the Investment Managers discretionary investment authority on a managed account basis. In addition, to facilitate the efficient investment of the Fund's assets, a separate investment vehicle may be created for an Investment Manager in which the Investment Manager serves as general partner or managing member and the Fund is the sole limited partner or the only other member. Investment Managers for which such an investment vehicle is formed and Investment Managers who manage assets directly on a managed account basis are collectively referred to as "Subadvisers" and all of these arrangements would be considered as Investment Funds.

           The Adviser generally allocates no more than 25% of the Fund's assets to any Investment Fund. The Fund either will hold non-voting securities of an Investment Fund or will limit its investment in any Investment Fund that is not advised by a Subadviser to less than 5% of the Investment Fund's voting securities. The Fund may invest a majority of its assets in non-voting securities of Investment Funds. The Fund would purchase non-voting securities to avoid being an affiliate of an Investment Fund within the meaning of the 1940 Act. Nonetheless, the Fund may be considered, under certain circumstances, to be an affiliate of the Investment Fund. As such, the Fund might be subject to limitations imposed by the 1940 Act on purchasing more interests in, or redeeming its interests from, the Investment Fund.

           The Fund may purchase, as Investment Funds, shares of registered investment companies, including open-end investment companies (so-called "mutual funds"), closed-end investment companies and unit investment trusts (including so-called "ETFs", or "exchange-traded funds"). The Fund's ability to invest in registered investment companies is limited by the 1940 Act.

           The Adviser typically will invest directly in an Investment Fund; however, to gain exposure to certain Investment Funds, the Adviser may purchase a structured note or enter into a swap or other contract the return of which is based on the return of an Investment Fund. A structured note with interest or principal payments indexed to the return of one or more referenced Investment Funds would substitute a contractual commitment running from the counterparty to the Fund for direct ownership by the Fund of a share of the Investment Funds. Similarly, a swap structure could provide a return equivalent to direct investment in one or more Investment Funds by establishing a contractual obligation on the part of the counterparty to pay the Fund a return equivalent to the return that would have been obtained by direct investment in the Fund. See "Additional Investment Policies—Special Investment Techniques—Swap Agreements" in the Fund's SAI.

           The Adviser will evaluate regularly each Investment Fund and its Investment Manager to determine whether its investment program is consistent with the Fund's investment objective and whether the investment performance is satisfactory. The Adviser may reallocate the Fund's assets among the Investment Funds, redeem its investment in Investment Funds and select additional Investment Funds, subject to the condition that selection of an Investment Fund advised by a new Subadviser requires approval of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from certain provisions of the 1940 Act.

           The Fund is operated by a person who has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act (the "CEA") and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

           The Fund's investment program is speculative and entails substantial risks. There can be no assurance that the Fund's or the Investment Funds' investment objectives will be achieved or that their investment programs will be successful. In particular, an Investment Manager's use of leverage, short sales and derivative transactions, its sector or geographic focus, its limited diversification and the limited liquidity of some of its portfolio securities, in certain circumstances, can result in or contribute to significant losses to the Fund. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment.

MANAGEMENT OF THE FUND

General

           The Fund's Board provides broad oversight over the affairs of the Fund.

           The Adviser is a direct wholly-owned subsidiary of UBS Americas, which, in turn, is an indirect wholly-owned subsidiary of UBS AG, a Swiss bank. The Adviser is registered as an investment adviser under the Advisers Act. UBS Financial Services, a wholly-owned subsidiary of UBS Americas, is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the New York Stock Exchange, Inc. and other principal securities exchanges. The Adviser and its affiliates provide investment advisory services to registered investment companies, private investment funds and individual accounts.

Adviser and Administrator

           The Adviser provides investment advisory services to the Fund pursuant to the Investment Advisory Agreement. The Investment Advisory Agreement provides that, as the Fund's investment adviser, the Adviser shall be entitled to be the Special Advisory Member of the Fund. In such capacity, the Adviser is entitled to receive the Incentive Allocation. A discussion of the basis for the Board's approving the Investment Advisory Agreement is available in the Fund's annual report to investors for the year ended December 31, 2006.

           The Administrator provides administrative services to the Fund, including: providing office space, handling of investor inquiries regarding the Fund, providing investors with information concerning their investment in the Fund, coordinating and organizing meetings of the Fund's Board and providing other support services. The Fund pays a monthly fee to the Administrator for administrative services at an annual rate of 1.25% of the Fund's net assets for the month, excluding assets, if any, attributable to the Adviser's capital account and the Special Advisory Account (the "Fee").

           Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of Interests. The Fee will be computed as of the start of business on the first business day of the period to which the Fee relates, after adjustment for any capital contributions effective on such date, and will be payable in arrears. The Fee will be charged in each period to the capital accounts of all Investors in proportion to their capital accounts at the beginning of such period.

           The overall amounts payable by the Fund and its investors will be higher than those paid by most other registered investment companies.

Portfolio Managers

           The Fund is managed by a portfolio management team, each member of which (each, a "Portfolio Manager" and together, the "Portfolio Managers") is responsible for the day-to-day management of the Fund's portfolio. Norman E. Sienko, Jr., the lead member of the portfolio management team, is primarily responsible for the selection of the Fund's investments, and is jointly responsible for the allocation of the Fund's assets among Investment Funds. Russell Sinder and Joseph M. Sciortino, the other members of the portfolio management team, are jointly and primarily responsible for the allocation of the Fund's investments.

           Mr. Sienko has served as a Portfolio Manager of the Fund since October 2001, and as head of the Adviser's portfolio management group since 1998. Prior thereto, Mr. Sienko served from 1996 to 1997 as Product Manager, and from 1997 to 1998 as a Fund Manager in the UBS Financial Services Alternative Investment Group. He is also currently an Executive Director of UBS Financial Services. Mr. Sinder has been associated with the Fund since October 2001 and joined the portfolio management team in 2005. Mr. Sinder has been associated with the Adviser since 1998 and is also a Director of UBS Financial Services. Mr. Sciortino has been associated with the Fund since December 2006 and joined the portfolio management team at that time. Mr. Sciortino has been associated with the Adviser since 2006 and is also an Associate Director of UBS Financial Services. Previously, he served as Senior Analyst at Lake Partners, Inc. from April 2001 though August 2006.

           The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of investments in the Fund.

Incentive Allocation

           So long as the Adviser serves as the investment adviser of the Fund, the Adviser will be entitled to be the Special Advisory Member of the Fund. In this capacity as the Special Advisory Member, the Adviser is entitled to receive the Incentive Allocation. Generally, on December 31st each year, an amount equal to 5% of the net profits, if any, that would otherwise be credited to an investor's capital account for the period instead will be credited to the account of the Adviser. For purposes of calculating the Incentive Allocation, net profits will be determined by taking into account net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions. The Incentive Allocation to which a tendering investor is subject will be adjusted appropriately in the case of partial tenders. The Incentive Allocation will be made only with respect to net profits that exceed any net losses previously debited to the account of an investor which have not been offset by any net profits subsequently credited to the account of such investor. This is sometimes known as a "high water mark" calculation. The Incentive Allocation will be credited to the Adviser's Special Advisory Account. The Adviser will be under no obligation to return any Incentive Allocation previously allocated by the Fund. The calculation of the Incentive Allocation is complex. The Fund encourages you to consult with your tax or legal adviser regarding this calculation.

           The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund any Interests in its capital account that it holds in its capacity as an investor in the Fund. The Adviser also is entitled to withdraw any amounts in its Special Advisory Account at any time through the last business day of the month following the date on which an Incentive Allocation was made.

           Very few investment advisers to registered investment companies receive an Incentive Allocation similar to that to which the Adviser is entitled.

Other Expenses of the Fund

           The Fund bears all expenses incurred in the business of the Fund, other than those specifically required to be borne by the Adviser and other service providers pursuant to their agreements with the Fund. Expenses to be borne by the Fund include:

•	all costs and expenses related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, custodial fees, shareholder servicing fees, margin fees, transfer taxes and premiums and taxes withheld on foreign dividends, and expenses from investments in Investment Funds;

•	all costs and expenses associated with the organization, operation and registration of the Fund, offering costs and the costs of compliance with any applicable Federal or state laws;

•	the costs and expenses of holding any meetings of the Board or investors that are regularly scheduled, permitted or required to be held under the terms of the LLC Agreement, the 1940 Act or other applicable law;

•	fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;

•	the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Adviser, the Administrator or the Directors;

•	all costs and expenses associated with the organization of Investment Funds managed by Subadvisers, if any, and with the selection of Investment Managers and Investment Funds, including due diligence and travel-related expenses;

•	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to investors;

•	all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio, including appraisal and valuation services provided by third parties;

•	all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;

•	the fees of custodians and other persons providing administrative services to the Fund; and

•	such other types of expenses as may be approved from time to time by the Board.

           The Fund will reimburse the Adviser and the Administrator for any of the above expenses that they pay on behalf of the Fund.

Additional Administrative and Custodial Services

           PFPC, as the Fund Administrator, performs certain administration, accounting and investor services for the Fund and other funds sponsored or advised by UBS Americas or its affiliates, including the Adviser. In consideration for these services, the Fund and such other funds pay the Fund Administrator an annual fee based on: (i) the average net assets of the Fund, subject to a minimum monthly fee, and (ii) the aggregate net assets of such other funds, and will reimburse the Fund Administrator for out-of-pocket expenses.

           PFPC Trust Company, an affiliate of the Fund Administrator, acts as custodian for the Fund's assets.

INVESTOR QUALIFICATIONS

           Interests in the Fund are offered only to investors who are "qualified clients" as such term is defined in Rule 205-3 under the Advisers Act, as that rule may be amended from time to time. Currently, qualified clients include natural persons and companies (other than investment companies) that have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000, or who meet the standard for a "qualified purchaser" in the 1940 Act and the rules thereunder. Qualified clients also include certain knowledgeable employees who participate in the Adviser's investment activities. All of these persons are referred to in this prospectus as "Qualified Investors." You must complete and sign an investor certification before you may invest. If your investor certification is not received and accepted by UBS Financial Services by the applicable Closing Date, your order will not be accepted. Other similar arrangements may be permitted by UBS Financial Services instead of the investor certification. A form of investor certification is included as Appendix B to this prospectus. The Fund will not be obligated to sell to brokers or dealers any Interests that have not been placed with Qualified Investors.

REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS

No Right of Redemption or Transfer

           No investor or other person holding an Interest or a portion of an Interest will have the right to require the Fund to redeem the Interest or portion thereof. No public market exists for Interests, and none is expected to develop. With very limited exceptions, Interests are not transferable and liquidity will be provided only through limited repurchase offers, which will be made in the Board's sole discretion. Consequently, investors will not be able to liquidate their investment other than as a result of repurchases of Interests by the Fund, as described below.

Repurchases of Interests

           The Fund from time to time may offer to repurchase Interests pursuant to written tenders by investors. While an investor may request that the Fund tender for its interest in the Fund at any time, repurchases will be made only at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. In determining whether the Fund should repurchase Interests or portions thereof from investors pursuant to written tenders, the Fund's Board will consider the recommendation of the Adviser. The Adviser expects that it will recommend to the Fund's Board that the Fund offer to repurchase Interests from its investors twice each year, in June and December. The Directors also will consider the following factors, among others, in making such determination:

•	whether any investors have requested to tender Interests or portions thereof to the Fund;

•	the liquidity of the Fund's assets;

•	the investment plans and working capital requirements of the Fund;

•	the relative economies of scale with respect to the size of the Fund;

•	the history of the Fund in repurchasing Interests or portions thereof;

•	the condition of the securities markets; and

•	the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

           The Board will determine that the Fund repurchase Interests or portions thereof from investors pursuant to written tenders only on terms they determine to be fair to the Fund and to all investors or persons holding Interests acquired from investors, as applicable. When the Board determines that the Fund will repurchase Interests in the Fund or portions thereof, notice will be provided to each investor describing the terms thereof, and containing information investors should consider in deciding whether and how to participate in such repurchase opportunity. Investors who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain an estimated net asset value of their Interest in the Fund from the Adviser.

           The LLC Agreement provides that the Fund will be dissolved if the Interest of any investor that has submitted a written request to tender its entire Interest for repurchase by the Fund has not been repurchased within a period of two years of such request. See "Summary of LLC Agreement—Term, Dissolution and Liquidation" in the SAI.

Determination of Repurchase Price

           The repurchase price payable in respect of repurchased Interests will be equal to the value of the investor's capital account or applicable portion thereof based on the estimated net asset value of the Fund's assets as of the effective date of repurchase, after giving effect to all allocations to be made to the investor's capital account (including the Incentive Allocation) as of such date. The Fund's net asset value may change materially between the date a tender offer is mailed and the due date, and it also may change materially shortly after a tender is completed. The method by which the Fund calculates its net asset value is discussed under the caption "Calculation of Net Asset Value" and additional risks are discussed under "Risk Factors—Investors Will Have Only Limited Liquidity."

Payment

           Repurchases of Interests or portions thereof from investors by the Fund may be made, in part or in whole, for cash or for securities of equivalent value, as determined in the discretion of the Board, and will be effective after receipt and acceptance by the Fund of all eligible written tenders of Interests or portions thereof from investors. Payment of the purchase price for Interests tendered and accepted for purchase will be made promptly (within five business days) after the last day of the month in which the tender offer expires (the "calculation date") in cash and/or securities valued at net asset value in accordance with the LLC Agreement and distributed to tendering investors on a pari passu basis and/or the promissory note referred to below. Generally, payment will consist of, first, cash and/or securities (the "initial payment") in an aggregate value equal to at least 95% of the estimated unaudited net asset value of the Interests tendered determined as of the calculation date, and, second, a promissory note that will bear no interest (unless otherwise approved by the Board) and is not transferable (the "note") entitling the holder thereof to a contingent payment equal to the excess, if any, of (a) the net asset value of the Interests tendered as of the calculation date over (b) the initial payment. The note would be issued promptly after the calculation date and would be payable generally no later than sixty (60) days after the end of the fiscal year. In some instances, payment of the purchase price will not include an initial payment of cash or securities but will consist solely of the note. The Fund intends to maintain daily a segregated account containing permissible liquid assets in an amount equal to the aggregate amount of the notes. The Fund will not impose any charges on a repurchase of Interests or portion of Interests in the Fund, although it may allocate to tendering investors withdrawal or similar charges imposed by Investment Funds that are not advised by a Subadviser if the Adviser determined to withdraw from the Investment Fund as a result of a tender and such a charge was imposed on the Fund.

           Investors would incur expenses in connection with disposing of any securities distributed by the Fund and would be subject to market risk in respect of these securities until the investor disposes of them. Before redeeming any securities in-kind, the Fund would consider the fairness of this practice to remaining investors.

           An investor who tenders its entire Interest to the Fund for repurchase generally will have a taxable event. Gain, if any, will be recognized by a tendering investor only as and after the total proceeds received by such investor exceed the investor's adjusted tax basis in its Interest. A loss, if any, may be recognized only after the tendering investor has received full payment under the promissory note.

Consequences of Repurchase Offers

           The Fund believes that repurchase offers generally will be beneficial to the Fund's investors, and typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased Interests may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Interests. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect investors who do not tender their Interests in a repurchase offer by increasing the Fund's expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling Fund investments, the Fund may hold a larger proportion of its total assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund's net asset value. In addition, the repurchase of Interests by the Fund may be a taxable event to investors.

           Repurchase of the Fund's Interests will tend to reduce the amount of outstanding Interests and, depending upon the Fund's investment performance, its net assets. A reduction in the Fund's net assets will tend to increase the Fund's expense ratio.

CALCULATION OF NET ASSET VALUE

Net Asset Valuation

           Net asset value of the Fund will be determined by or at the direction of the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors.

           Fair values assigned to the Fund's investments also will affect the amount of the Fee and Incentive Allocation. Expenses of the Fund, including the Fee and the costs of any borrowings, and the Incentive Allocation are taken into account for the purpose of determining net asset value.

           The Board has approved procedures pursuant to which the Fund will value its investments in Investment Funds at fair value. In accordance with these procedures, fair value as of each fiscal period ordinarily will be the value determined as of such period for each Investment Fund in accordance with the Investment Fund's valuation policies and reported at the time of the Fund's valuation. As a general matter, the fair value of the Fund's interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the unlikely event that an Investment Fund does not report a value to the Fund on a timely basis at the end of a fiscal period, the Fund would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well any other relevant information available at the time the Fund values its portfolio.

           Before investing in any Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Investment Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with (but not necessarily the same as) those used by the Fund for valuing its own investments. After investing in an Investment Fund, the Adviser will monitor the valuation methodology used by the Investment Fund. Although the procedures approved by the Board provide that the Adviser will review the valuations provided by the Investment Managers, neither the Adviser nor the Board will be able to confirm independently the accuracy of valuations provided by such Investment Managers (which are unaudited, except for year-end valuations).

           The Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser and/or the Board will consider such information and the reliability of pricing information provided by the Investment Managers, and may conclude in certain circumstances that the information provided by the Investment Manager does not represent the fair value of the Fund's interests in the Investment Fund. In those circumstances, the Fund might value its interests in the Investment Fund at a discount or a premium to the value it receives from the Investment Fund. Although redemptions of interests in Investment Funds are subject to advance notice requirements, Investment Funds typically will make available net asset value information to holders which will represent the price at which, even in the absence of redemption activity, the Investment Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Investment Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Investment Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

           The valuations reported by the Investment Managers, upon which the Fund calculates its net asset value, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Investment Funds are audited by those Investment Funds' independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time.

           To the extent Subadvisers are engaged to manage the Fund's assets, the Fund will value portfolio securities of the Investments Funds managed by the Subadvisers as described below:

           Domestic exchange traded securities and securities included in the Nasdaq National Market System will be valued at their last composite sale prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange. Listed options or futures contracts will be valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or futures contracts or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Board.

           Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Directors will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuation is determined by the Board to represent fair value.

           All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of such securities are determined, before the close of securities markets in the U.S. Foreign exchange rates also are determined before such close. On occasion, the values of securities and exchange rates may be affected by significant events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When such significant events materially affect the values of securities held by the Fund or its liabilities, these securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Board.

           Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net assets, which, in turn, would affect amounts paid on repurchases of Interests and the amount of fees paid, if the Board's judgments regarding appropriate valuations should be proven incorrect.

CAPITAL ACCOUNTS

General

           The Fund will maintain a separate capital account for each investor, which will have an opening balance equal to such investor's initial contribution to the capital of the Fund. Each investor's capital account will be increased by the sum of the amount of cash and the value of any securities constituting additional contributions by such investor to the capital of the Fund, plus any amounts credited to such investor's capital account as described below. Similarly, each investor's capital account will be reduced by the sum of the amount of any repurchase by the Fund of the Interest or portion of the Interest of such investor, plus the amount of distributions, if any, to such investor which are not reinvested, plus any amounts debited against such investor's capital account (as described below). To the extent that any debit would reduce the balance of the capital account of any investor below zero, that portion of any such debit will instead be allocated to the capital account of the Adviser; any subsequent credits that would otherwise be allocable to the capital account of any such investor will instead be allocated to the capital account of the Adviser in such amounts as are necessary to offset all previous debits attributable to such investor.

           Capital accounts of investors are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of (1) the last day of the fiscal year of the Fund, (2) the day preceding the date as of which a contribution to the capital of the Fund is made, (3) the day as of which the Fund repurchases any Interest or portion of an Interest of any investor, (4) the day as of which the Fund admits a substituted investor to whom an Interest or portion of an Interest of an investor has been transferred (unless there is no change in beneficial ownership) or (5) the day as of which any amount is credited to or debited from the capital account of any investor other than an amount to be credited to or debited from the capital accounts of all investors in accordance with their respective Fund percentages. A Fund percentage will be determined for each investor as of the start of each fiscal period by dividing the balance of such investor's capital account as of the commencement of such period by the sum of the balances of all capital accounts of all investors as of such date.

           The Fund will maintain a Special Advisory Account for the Adviser solely for the purpose of receiving the Incentive Allocation.

Allocation of Net Profits and Net Losses

           Net profits or net losses of the Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of all investors as of the last day of each fiscal period in accordance with investors' respective Fund percentages for such fiscal period. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses during a fiscal period, before giving effect to any repurchases by the Fund of Interests or portions of Interests, and adjusted to exclude the amount of any insurance proceeds to be allocated among the capital accounts of the investors and any items to be allocated among the capital accounts of the investors other than in accordance with the investors' respective Fund percentages, such as withholding taxes or other tax obligations.

           Allocations for Federal income tax purposes generally will be made among the investors so as to reflect equitably amounts credited or debited to each investor's capital account for the current and prior fiscal years. The Adviser has the discretion to allocate specially an amount of the Fund's capital gain or loss, including short-term capital gain or loss, for Federal income tax purposes to a withdrawing investor to the extent that the investor's capital account exceeds or is less than its Federal income tax basis in its Interest.

Allocation of Special Items—Offering Expenses, Certain Withholding Taxes and Other Expenditures

           The Fund's offering costs are estimated at $205,000. These expenses must be expensed as incurred. To achieve a more equitable distribution of the impact of those offering costs among the investors, an amount equal to such costs incurred by the Fund will be allocated among and credited to or debited against the capital accounts of all investors based on the percentage that an investor's contributed capital to the Fund bears to the total capital contributed to the Fund by all investors as of the relevant allocation date. Until the date which is twelve months after the first date on which capital contributions of investors are accepted, an initial allocation of such costs will be made to investors who contribute capital to the Fund during such period. These allocations will thereafter be adjusted during such period as of each date on which additional capital is contributed to the Fund by its investors. The Fund also will bear certain ongoing offering costs associated with any periodic offers of Fund Interests which will be charged to the capital accounts of investors in the period incurred. Offering costs cannot be deducted by the Fund or the investors for tax purposes.

           Withholding taxes or other tax obligations incurred by the Fund which are attributable to any investor will be debited against the capital account of such investor as of the close of the fiscal period during which the Fund paid such obligation, and any amounts then or thereafter distributable to such investor will be reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, the investor and any successor to the investor's Interest is required to pay to the Fund, upon demand of the Fund, the amount of such excess.

           The Investment Funds will bear all expenses incurred in the business of the Investment Funds. The Investment Managers generally will charge an asset-based fee to and receive incentive allocations from the Investment Funds, which effectively will reduce total distributions from the Investment Funds to the Fund.

Reserves

           Appropriate reserves may be created, accrued and charged against net assets for contingent liabilities as of the date any such contingent liabilities become known to the Adviser or the Board. Reserves will be in such amounts, subject to increase or reduction, which the Board or the Adviser may deem necessary or appropriate. The amount of any reserve, or any increase or decrease therein, will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are investors at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such reserve, or any increase or decrease therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all such investors, the amount of such reserve, increase, or decrease shall instead be charged or credited to those investors who, as determined by the Board, were investors at the time of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

Voting

           Each investor will have the right to cast a number of votes based on the value of such investor's capital account relative to the value of all capital accounts of investors at any meeting of investors called by the Board or investors holding at least a majority of the total number of votes eligible to be cast by all investors. Except for the exercise of their voting privileges, investors will not be entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

TAXES

           The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any tax issues other than the characterization of the Fund as a partnership for Federal income tax purposes.

           The discussion below is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change (possibly with retroactive effect).

           To ensure compliance with requirements imposed by the U.S. Treasury Department in Circular 230, you are hereby informed that (i) any tax advice contained in this prospectus or the SAI (including any opinion of counsel referred to in this prospectus or the SAI) is not intended or written to be used, and cannot be used, by any taxpayer for the purpose of avoiding penalties under the Code, (ii) any such advice is written to support the promotion or marketing of the transactions or matters addressed herein and in the SAI (and in any such opinion of counsel), and (iii) each investor and potential investor should seek advice based on its particular circumstances from an independent tax advisor.

           The Fund has received an opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

           Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market, or the substantial equivalent thereof. Interests in the Fund are not traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market, or the substantial equivalent thereof. The Fund is not eligible for any of those safe harbors.

           The Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market, or the substantial equivalent thereof. Rather, in this event, the partnership's status is examined under a general facts and circumstances test set forth in the Regulations. Counsel to the Fund has rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704 and the text of the Regulations, Interests in the Fund are not readily tradable on a secondary market, or the substantial equivalent thereof, and, therefore, the Fund is not treated as a publicly traded partnership taxable as a corporation.

           Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes, as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise, the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain repurchases of Fund Interests, would be treated as dividend income when received by the investors to the extent of the Fund's current or accumulated earnings and profits; and investors would not be entitled to report profits or losses realized by the Fund.

           As an entity classified as a partnership, the Fund is not itself subject to Federal income tax. For income tax purposes, each investor will be treated as a partner of the Fund and, as such, will be taxed upon its distributive share of each item of the Fund's income, gain, loss and deductions for each taxable year of the Fund ending with or within the investor's taxable year. Each item will have the same character to an investor, and generally will have the same source (either United States or foreign), as though the investor realized the item directly. Investors must report these items regardless of the extent to which, or whether, the Fund or investors receive cash distributions for such taxable year, and thus may incur income tax liabilities unrelated to any distributions to or from the Fund. For a more detailed discussion of certain aspects of the income taxation of the Fund and its investments under Federal and state law, see "Tax Aspects" in the SAI.

PLAN OF DISTRIBUTION

General

           UBS Financial Services acts as the distributor of the Fund's Interests on a best efforts basis, subject to various conditions. The Fund also may distribute Interests through brokers or dealers with which it has entered into distribution agreements. The Fund is not obligated to sell to a broker or dealer any Interests that have not been placed with Qualified Investors. The Adviser and UBS Financial Services compensate UBS Financial Services' or its affiliates' financial advisors, as well as third-party securities dealers and other industry professionals, in connection with the sale and distribution of Interests and for their ongoing servicing of clients with whom they have distributed interests in the Fund. Servicing includes: handling investor inquiries regarding the Fund (e.g., responding to questions concerning investments in the Fund, capital account balances, and reports and tax information provided by the Fund); assisting in the enhancement of relations and communications between investors and the Fund; assisting in the establishment and maintenance of investor accounts with the Fund; assisting in the maintenance of Fund records containing investor information; and providing such other information and investor liaison services as the Adviser or UBS Financial Services may reasonably require. Compensation to such financial advisors and other professionals is based upon a formula that takes into account the amount of client assets being serviced (the "Servicing Compensation"). Underwriting compensation to be paid to underwriters and related persons in connection with the offering, including the sales load, together with any Servicing Compensation and any amounts payable in reimbursement of UBS Financial Services' counsel fees related to the offering, will not exceed in the aggregate 8% of the gross proceeds of the Interests sold.

           Neither UBS Financial Services nor any other broker or dealer is obligated to buy from the Fund any of the Interests.

           Once a prospective investor's order is received, a confirmation will be sent to the investor. The investor's brokerage account will be debited for the purchase amount, which will be deposited into an interest-bearing escrow account set up at PNC Bank Corp. (the "Escrow Agent") for the benefit of the investors.

           The Fund has agreed to indemnify UBS Financial Services, its affiliates, the Adviser and certain other persons against certain liabilities, including liabilities under the Securities Act. However, the Fund will not be required to provide indemnification where it is determined that the liability resulted from the willful misconduct, bad faith or gross negligence of the person seeking indemnification, or from the reckless disregard of such person's duties.

Purchase Terms

           Sales of Interests will be made only to Qualified Investors who have completed and returned an investor certification, and whose investor certification has been accepted, before a Closing Date. Generally, the stated minimum initial investment in the Fund from each investor is $100,000, which minimum may be reduced in UBS Financial Services' sole discretion, but not below (i) $25,000 for employees of UBS AG and its affiliates and members of their immediate families, or (ii) $50,000 for purchasers of Interests in conjunction with certain fixed or "wrap" fee programs. If you want to purchase less than $100,000 in Interests, you should speak with your financial advisor. In granting any reduction, consideration is given to various factors, including the investor's overall relationship with UBS Financial Services, the investor's holdings in other funds affiliated with UBS Financial Services, and such other matters as UBS Financial Services may consider relevant at the time. Financial advisors may receive a reduced sales credit for selling Interests substantially below this stated minimum initial contribution. The Fund may vary the investment minimums from time to time. Investors purchasing Interests in the Fund may be charged a sales load of up to 2% of the investor's capital contribution. The maximum Servicing Compensation will not exceed 5.99% of the gross proceeds of the offering. Purchasers of Interests in conjunction with certain fixed or "wrap" fee programs, or employees or directors of the Adviser and its affiliates, and members of their immediate families, and, in the sole discretion of the Adviser, attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families, may not be charged a sales load.

           The LLC Agreement is annexed as Appendix A to this prospectus and each new investor will be bound by all of its terms by executing the investor certification form included as Appendix B to this prospectus.

Additional Sales

           The Fund may sell additional Interests to existing investors who continue to qualify as Qualified Investors. In deciding whether to make these sales, the Fund will take into account all factors it considers relevant, including market conditions and the cash available to it for investment. The minimum additional investment in the Fund is $25,000.

GENERAL INFORMATION

Liability of Investors

           Investors in the Fund will be members of a limited liability company as provided under Delaware law. Under Delaware law and the LLC Agreement, an investor will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being an investor, except that the investor may be obligated to make capital contributions to the Fund pursuant to the LLC Agreement, to repay any funds wrongfully distributed to the investor. However, the Adviser may require an investor to contribute to the Fund, whether before or after the Fund's dissolution or after the investor ceases to be an investor, such amounts as the Adviser deems necessary to meet the Fund's debts, obligations or liabilities (not to exceed for any investor, the aggregate amount of any distributions, amounts in connection with a repurchase of all or a portion of the investor's Interests and any other amounts received by the investor from the Fund during or after the fiscal year to which any debt, obligation or liability of the Fund is incurred).

Fund Organization

           The Fund is registered under the 1940 Act as a closed-end, non-diversified management investment company. The Fund was formed as a limited liability company under the laws of the State of Delaware, under the name UBS PW Event and Equity Fund, L.L.C. (and subsequently was renamed UBS Event and Equity Fund, L.L.C.) on July 20, 2001 and commenced operations on October 1, 2001. The Fund's address is c/o UBS Financial Services Inc., 51 West 52nd Street, New York, New York 10019 and its telephone number is 800-486-2608.

TABLE OF CONTENTS OF THE SAI

Page

Additional Investment Policies
Repurchases and Transfers of Interests
Directors
Code of Ethics
Proxy Voting Policies and Procedures
Investment Advisory Services
Conflicts of Interest
Tax Aspects
ERISA Considerations
Brokerage
Independent Registered Public Accounting Firm and Legal Counsel
Custodian
Summary of LLC Agreement
Financial Statements	1 11 13 16 17 19 22 25 45 47 48 48 48 51

UBS EVENT & EQUITY FUND, L.L.C.

Limited Liability Company Interests

PROSPECTUS

__________, 2007

UBS FINANCIAL SERVICES INC.

Appendix A

UBS EVENT & EQUITY FUND, L.L.C.
LIMITED LIABILITY COMPANY AGREEMENT

           THIS LIMITED LIABILITY COMPANY AGREEMENT of UBS Event & Equity Fund, L.L.C. (the "Fund") is dated and effective as of July 25, 2001 by and among the Organizational Member, UBSAdmin and each person hereinafter admitted to the Fund and reflected on the books of the Fund as a Member.

W I T N E S S E T H :

           WHEREAS, the Fund heretofore has been formed as a limited liability company under the Delaware Limited Liability Company Act, pursuant to the Certificate dated as of July 20, 2001 and filed with the Secretary of State of the State of Delaware on July 20, 2001;

           NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

ARTICLE I

DEFINITIONS

           For purposes of this Agreement:

           Administration Fee means the fee paid to UBSAdmin out of the Fund's assets, and debited against Members' Capital Accounts, for UBSAdmin Services.

           Adviser means UBS Fund Advisor, L.L.C. or any affiliate thereof or successor thereto.

           Advisers Act means the Investment Advisers Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

           Affiliate means affiliated person as such term is defined in the 1940 Act.

           Agreement means this Limited Liability Company Agreement, as amended and/or restated from time to time.

           Allocation Change means, with respect to each Member for each Allocation Period, the difference between:

(1)	the sum of (a) the balance of such Member's Capital Account as of the close of the Allocation Period (after giving effect to all allocations to be made to such Member's Capital Account as of such date other than any Incentive Allocation to be debited against such Member's Capital Account), plus (b) any debits to such Member's Capital Account during the Allocation Period to reflect any actual or deemed distributions or repurchases with respect to such Member's Interest, plus (c) any debits to such Member's Capital Account during the Allocation Period to reflect any Insurance premiums allocable to such Member, plus (d) any debits to such Member's Capital Account during the Allocation Period to reflect any items allocable to such Member's Capital Account pursuant to Section 5.6 hereof other than Administration Fees; and

(2)	the sum of (a) the balance of such Member's Capital Account as of the commencement of the Allocation Period, plus (b) any credits to such Member's Capital Account during the Allocation Period to reflect any contributions by such Member to the capital of the Fund, plus (c) any credits to such Member's Capital Account during the Allocation Period to reflect any Insurance proceeds allocable to such Member.

(3)	If the amount specified in clause (1) exceeds the amount specified in clause (2), such difference shall be a Positive Allocation Change, and if the amount specified in clause (2) exceeds the amount specified in clause (1), such difference shall be a Negative Allocation Change.

           Allocation Period means, with respect to each Member, the period commencing as of the date of admission of such Member to the Fund and, thereafter, each period commencing as of the day following the last day of the preceding Allocation Period with respect to such Member, and ending at the close of business on the first to occur of the following:

(1)	December 31st of each year;

(2)	the date of a final distribution pursuant to Section 6.2 hereof;

(3)	the day as of which the Fund repurchases any Interest or portion of an Interest of such Member;

(4)	the day as of which the Fund admits as a substituted Member a person to whom the Interest (or a portion thereof) of such Member has been Transferred (unless there is no change in beneficial ownership);

(5)	the day as of which the status of the Adviser as the Special Advisory Member is terminated pursuant to Section 4.1(a) hereof;

(6)	the day preceding any day as of which such Member becomes a Special Member; or

(7)	the day on which such Member ceases to be a Special Member

           Board means the Board of Directors established pursuant to Section 2.6 hereof.

           Capital Account means, with respect to each Member, the capital account established and maintained on behalf of each Member pursuant to Section 5.3 hereof.

           Capital Percentage means a percentage established for each Member as of each Expense Allocation Date. The Capital Percentage of a Member on an Expense Allocation Date shall be determined by dividing the amount of capital contributed to the Fund by the Member pursuant to Section 5.1 hereof by the sum of the capital contributed to the Fund by each Member pursuant to Section 5.1 hereof on or prior to such Expense Allocation Date. The sum of the Capital Percentages of all Members on each Expense Allocation Date shall equal 100%.

           Capital Contribution means the contribution, if any, made, or to be made, as the context requires, to the capital of the Fund by a Member.

           Certificate means the Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

           Closing Date means the first date on or as of which a Member other than the Organizational Member, UBSAdmin or the Special Advisory Member is admitted to the Fund.

           Code means the United States Internal Revenue Code of 1986, as amended and as hereafter amended from time to time, or any successor law.

           Delaware Act means the Delaware Limited Liability Company Act (6 Del.C. § 18-101, et seq.) as in effect on the date hereof and as amended from time to time, or any successor law.

           Director means each natural person listed on Schedule I hereto who serves on the Board and any other natural person who, from time to time, pursuant hereto shall serve on the Board. Each Director shall constitute a "manager" of the Fund within the meaning of the Delaware Act.

           Expense Allocation Date means the Closing Date, and thereafter each day, through and including the date which is twelve months after the Closing Date, as of which a contribution to the capital of the Fund is made pursuant to Section 5.1 hereof.

           Fiscal Period means the period commencing on the Closing Date, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

(1)	the last day of a Fiscal Year;

(2)	the day preceding any day as of which a contribution to the capital of the Fund is made pursuant to Section 5.1;

(3)	the day as of which the Fund repurchases any Interest or portion of an Interest of any Member;

(4)	the day as of which the Fund admits a substituted Member to whom an Interest (or portion thereof) of a Member has been Transferred (unless there is no change of beneficial ownership); or

(5)	any other day as of which this Agreement provides for any amount to be credited to or debited against the Capital Account of any Member, other than an amount to be credited to or debited against the Capital Accounts of all Members in accordance with their respective Fund Percentages.

           Fiscal Year means the period commencing on the Closing Date and ending on the first December 31st following the Closing Date, and thereafter each period commencing on January 1 of each year and ending on December 31 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Directors shall designate another fiscal year for the Fund that is a permissible taxable year under the Code.

           Form N-2 means the Fund's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

           Fund means the limited liability company governed hereby, as such limited liability company may from time to time be constituted.

           Fund Percentage means a percentage established for each Member on the Fund's books as of the first day of each Fiscal Period. The Fund Percentage of a Member for a Fiscal Period shall be determined by dividing the balance of the Member's Capital Account as of the commencement of such Fiscal Period by the sum of the Capital Accounts of all of the Members as of the commencement of such Fiscal Period. The sum of the Fund Percentages of all Members for each Fiscal Period shall equal 100%.

           Incentive Allocation means, with respect to any Member, other than a Special Member, 5% (and, as respects a Special Member, such percentage as the Adviser shall have agreed with such Special Member) of the amount, determined as of the close of each Allocation Period with respect to such Member (appropriately adjusted for any partial repurchases or partial Transfers of Interests), by which such Member's Positive Allocation Change for such Allocation Period, if any, exceeds any positive balance in such Member's Loss Recovery Account as of the most recent prior date as of which any adjustment has been made thereto.

           Independent Directors means those Directors who are not "interested persons" of the Fund as such term is defined in the 1940 Act.

           Insurance means one or more "key man" insurance policies on the life of any principal of a member of the Adviser or any other insurance policy, the benefits of which are payable to the Fund.

           Interest means the entire ownership interest in the Fund at any particular time of a Member or the Special Advisory Member, or other person to whom an Interest or portion thereof has been transferred pursuant to Section 4.4 hereof, including the rights and obligations of such Member or other person under this Agreement and the Delaware Act.

           Investment Advisory Agreement means the investment advisory agreement entered into between the Adviser and the Fund, as from time to time in effect.

           Investment Funds means unregistered pooled investment vehicles and registered investment companies that are advised by an Investment Manager or Subadviser.

           Investment Managers means portfolio managers among which the Fund deploys some or all of its assets.

           Loss Recovery Account means a memorandum account to be recorded in the books and records of the Fund with respect to each Member, which shall have an initial balance of zero and which shall be adjusted as follows:

(1)	As of the first day after the close of each Allocation Period for such Member, the balance of the Loss Recovery Account shall be increased by the amount, if any, of such Member's Negative Allocation Change for such Allocation Period and shall be reduced (but not below zero) by the amount, if any, of such Member's Positive Allocation Change for such Allocation Period.

(2)	The balance of the Loss Recovery Account shall be reduced (but not below zero) as of the first date as of which the Capital Account balance of any Member is reduced as a result of repurchase or transfer with respect to such Member's Interest by an amount determined by multiplying (a) such positive balance by (b) a fraction, (i) the numerator of which is equal to the amount of the repurchase or Transfer, and (ii) the denominator of which is equal to the balance of such Member's Capital Account immediately before giving effect to such repurchase or transfer.

           No transferee of any Interest shall succeed to any Loss Recovery Account balance or portion thereof attributable to the transferor unless the Transfer by which such transferee received such Interest did not involve a change of beneficial ownership.

           Member means any person who shall have been admitted to the Fund as a member (including any person who is a Special Member) until the Fund repurchases the entire Interest of such person pursuant to Section 4.6 hereof or a substitute Member who is admitted to the Fund pursuant to Section 4.4 hereof, in such person's capacity as a member of the Fund. For purposes of the Delaware Act, the Members shall constitute a single class or group of members.

           Negative Allocation Change has the meaning given such term in the definition of Allocation Change.

           Net Assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of Interests.

           Net Profit or Net Loss means the amount by which the Net Assets as of the close of business on the last day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets as of the commencement of the same Fiscal Period (or, with respect to the initial Fiscal Period of the Fund, at the close of business on the Closing Date), such amount to be adjusted to exclude:

(1)	the amount of any Insurance premiums or proceeds to be allocated among the Capital Accounts of the Members pursuant to Section 5.5 hereof;

(2)	any items to be allocated among the Capital Accounts of the Members on a basis which is not in accordance with the respective Fund Percentages of all Members as of the commencement of such Fiscal Period; and

(3)	Organizational Expenses allocated among the Capital Accounts of the Members pursuant to Section 5.11 hereof.

           1940 Act means the Investment Company Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

           1934 Act means the Securities Exchange Act of 1934 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

           Organizational Expenses means the expenses incurred by the Fund in connection with its formation, its initial registration as an investment company under the 1940 Act, and the initial offering of Interests.

           Organizational Member means Mitchell A. Tanzman.

           Person means any individual, entity, corporation, partnership, association, limited liability company, joint-stock company, trust, estate, joint venture, organization or unincorporated organization.

           Positive Allocation Change has the meaning given such term in the definition of Allocation Change.

           UBSAdmin means UBS Fund Advisor, L.L.C. or any successor thereto, in its administrative capacity under the agreement contemplated by Section 3.8(a) hereof. UBSAdmin shall constitute a "manager" of the Fund within the meaning of the Delaware Act. UBSAdmin also shall constitute a "member" of the Fund within the meaning of the Delaware Act and shall have an Interest.

           UBSAdmin Services means such administrative services as UBSAdmin or its affiliates shall provide to the Fund pursuant to a separate written agreement with the Fund as contemplated by Section 3.8(a) hereof.

           Securities means securities (including, without limitation, equities, debt obligations, options, and other "securities" as that term is defined in Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation, currency or commodity, all manner of derivative instruments and any contracts based on any index or group of securities, debt obligations, currencies or commodities, and any options thereon.

           Special Advisory Account means a Capital Account established and maintained on behalf of the Special Advisory Member pursuant to Section 5.3(e) hereof to which amounts are credited under Section 5.8(a) hereof.

           Special Advisory Member means the Adviser in its capacity as the investment adviser to the Fund.

           Special Member means such Members as the Adviser shall determine from time to time, in its sole discretion, to be key employees, or directors of the Adviser and its affiliates, and members of their immediate families, and attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families.

           Subadvisers means those Investment Managers for which a separate investment vehicle has been created in which the Investment Manager serves as general partner or managing member and the Fund is the sole limited partner or the only other member and those Investment Managers who manage the Fund's assets directly or through a separate managed account.

           Tax Matters Partner means the Member designated as "tax matters partner" of the Fund pursuant to Section 8.17 hereof.

           Transfer means the assignment, transfer, sale or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest.

           Voting Interest means with respect to a Member the number of votes equivalent to such Member's Fund Percentage as of the record date for a meeting of Members.

ARTICLE II

ORGANIZATION; ADMISSION OF MEMBERS; BOARD

           2.1      Formation of Limited Liability Company.

           The Organizational Member and any person designated by the Board hereby are designated as authorized persons, within the meaning of the Delaware Act, to execute, deliver and file all certificates (and any amendments and/or restatements thereof) required or permitted by the Delaware Act to be filed in the office of the Secretary of State of the State of Delaware. The Board shall cause to be executed and filed with applicable governmental authorities any other instruments, documents and certificates which, in the opinion of the Fund's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund.

           2.2      Name.

           The name of the Fund shall be "UBS Event & Equity Fund, L.L.C." or such other name as the Board hereafter may adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) sending notice thereof to each Member. The Fund's business may be conducted under the name of the Fund or, to the fullest extent permitted by law, any other name or names deemed advisable by the Board.

           2.3      Principal and Registered Office.

           The Fund shall have its principal office at the principal office of UBSAdmin, or at such other place designated from time to time by the Board.

           The Fund shall have its registered office in the State of Delaware at 1013 Center Road, Wilmington, New Castle County, Delaware 19805-1297, and shall have Corporation Service Company as its registered agent at such registered office for service of process in the State of Delaware, unless a different registered office or agent is designated from time to time by the Board in accordance with the Delaware Act.

           2.4      Duration.

           The term of the Fund commenced on the filing of the Certificate with the Secretary of State of the State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.

           2.5      Business of the Fund.

           (a)          The business of the Fund is to purchase, sell (including short sales), invest and trade in Securities, and to engage in any financial or derivative transactions relating thereto or otherwise. Discrete portions of the Fund's assets (which may constitute, in the aggregate, all of the Fund's assets) may be invested in general or limited partnerships, limited liability companies and other pooled investment vehicles which invest and trade in Securities, or managed in separate accounts which invest and trade in Securities, some or all of which may be advised by one or more Subadvisers. UBSAdmin, in the exercise of its administrative functions on behalf of the Fund, may execute, deliver and perform all contracts, agreements and other undertakings and engage in all activities and transactions as may in the opinion of UBSAdmin be necessary or advisable to carry out the administration of the Fund's business and any amendments to any such contracts, agreements and other undertakings, all without any further act, vote or approval of any other person, notwithstanding any other provision of this Agreement.

           (b)          The Fund shall operate as a closed-end, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions set forth in the Form N-2.

           2.6      The Board.

           (a)          The Organizational Member hereby designates those persons listed on Schedule I who shall agree to be bound by all of the terms of this Agreement to serve as Directors on the initial Board. The Board may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Director and the provisions of Section 3.3 hereof with respect to the election of Directors by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Director. The names and mailing addresses of the Directors shall be set forth in the books and records of the Fund.

           (b)          Each Director shall serve as a Director for the duration of the term of the Fund, unless his or her status as a Director shall be sooner terminated pursuant to Section 4.2 hereof. If any vacancy in the position of a Director occurs, the remaining Directors may appoint a person to serve in such capacity, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the Members. The Directors may call a meeting of Members to fill any vacancy in the position of Director, and shall do so within 60 days after any date on which Directors who were elected by the Members cease to constitute a majority of the Directors then serving as Directors.

           (c)          If no Director remains, UBSAdmin shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Director ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Directors. If the Members shall determine at such meeting not to continue the business of the Fund or if the required number of Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

           2.7      Members.

           The Board may admit one or more Members as of the beginning of each calendar month or at such other times as the Board may determine. Members may be admitted to the Fund subject to the condition that each such Member shall execute an appropriate signature page of this Agreement or an instrument pursuant to which such Member agrees to be bound by all the terms and provisions hereof. The Board, in its absolute discretion, may reject requests to purchase Interests in the Fund. The admission of any person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the contribution to the capital of the Fund of such additional Member. Each of UBSAdmin and the Organizational Member hereby is admitted as a Member on the date hereof.

          2.8       Special Advisory Member.

           Upon signing this Agreement, the Adviser shall be admitted to the Fund as the Special Advisory Member, subject to due approval, in accordance with the requirements of the 1940 Act, of the Investment Advisory Agreement. The Interest of the Special Advisory Member shall be non-voting. If at any time the Investment Advisory Agreement between the Fund and the person then serving as Adviser terminates, the Board shall admit as a substitute Special Advisory Member, upon its signing this Agreement, such person as may be retained by the Fund to provide investment advisory services pursuant to an Investment Advisory Agreement, subject to the due approval of such Investment Advisory Agreement in accordance with the requirements of the 1940 Act.

           2.9       Organizational Member.

           Upon the admission to the Fund of any additional Member pursuant to Section 2.7, the Organizational Member shall withdraw from the Fund as the Organizational Member and shall be entitled to the return of his Capital Contribution, if any, without interest or deduction, and shall cease to be a member of the Fund.

           2.10       Both Directors and Members.

           A Member may at the same time be a Director and a Member, or a Special Advisory Member and a Member, in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof and as provided in the Delaware Act.

           2.11       Limited Liability.

           Except as otherwise provided under applicable law, none of the Members, Directors, UBSAdmin nor Special Advisory Member shall be liable personally for the Fund's debts, obligations or liabilities, whether arising in contract, tort or otherwise, solely by reason of being a member or manager of the Fund, except that a Member may be obligated to make capital contributions to the Fund pursuant to this Agreement and to repay any funds wrongfully distributed to such Member. Notwithstanding any other provision of this Agreement, UBSAdmin, in the exercise of its administrative functions on behalf of the Fund, may require a Member to contribute to the Fund, at any time or from time to time, whether before or after the dissolution of the Fund or after such Member ceases to be a member of the Fund, such amounts as are requested by UBSAdmin, in its exercise of its administrative functions on behalf of the Fund, to meet the Fund's debts, obligations or liabilities (not to exceed for any Member the aggregate amount of any distributions, amounts paid in connection with a repurchase of all or a portion of such Member's Interest and any other amounts received by such Member from the Fund during or after the Fiscal Year in which any debt, obligation or liability of the Fund arose or was incurred); provided however, that each Member shall contribute only his pro rata share of the aggregate amount requested based on such Member's Capital Account in the Fiscal Year in which the debt, obligation or liability arose or was incurred as a percentage of the aggregate Capital Accounts of all Members of the Fund in such Fiscal Year; and provided further that the provisions of this Section 2.10 shall not affect the obligations of Members under Section 18-607 of the Delaware Act.

ARTICLE III

MANAGEMENT

           3.1       Management and Control.

           (a)       Management and control of the business of the Fund shall be vested in the Board, which shall have the right, power and authority, on behalf of the Fund and in its name, to exercise all rights, powers and authority of managers under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and its duties hereunder. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director's authority as delegated by the Board. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation and (ii) each Independent Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person" of such company as such term is defined in the 1940 Act. During any period in which the Fund shall have no Directors, the Adviser shall continue to serve as investment adviser to the Fund and UBSAdmin shall continue to provide the UBSAdmin Services to the Fund.

           (b)          Each Member agrees not to treat, on his personal return or in any claim for a refund, any item of income, gain, loss, deduction or credit in a manner inconsistent with the treatment of such item by the Fund. The Board shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Fund under any provisions of the Code or any other revenue laws.

           (c)             Members (other than UBSAdmin, and the Adviser if it should become a Member, other than the Special Advisory Member) shall have no right to participate in and shall take no part in the management or control of the Fund's business and shall have no right, power or authority to act for or bind the Fund. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

           (d)          The Board may delegate to any person any rights, power and authority vested by this Agreement in the Board to the extent permissible under applicable law.

           3.2        Actions by the Board.

           (a)           Unless provided otherwise in this Agreement, the Board shall act only: (i) by the affirmative vote of a majority of the Directors (which majority shall include any requisite number of Independent Directors required by the 1940 Act) present at a meeting duly called at which a quorum of the Directors shall be present (in person or, if in person attendance is not required by the 1940 Act, in person or by telephone) or (ii) by unanimous written consent of all of the Directors without a meeting, if permissible under the 1940 Act.

           (b)          The Board may designate from time to time a Chairman who shall preside at all meetings. Meetings of the Board may be called by the Chairman or any two Directors, and may be held on such date and at such time and place as the Board shall determine. Each Director shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Notice need not be given to any Director who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Directors may attend and participate in any meeting by telephone, except where in person attendance at a meeting is required by the 1940 Act. A majority of the Directors then in office shall constitute a quorum at any meeting.

           (c)          The Board may designate from time to time agents and employees of the Fund who shall have the same powers and duties on behalf of the Fund (including the power to bind the Fund) as are customarily vested in officers of a Delaware corporation, and designate them as officers of the Fund.

           3.3      Meetings of Members.

           (a)           Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board or by Members holding a majority of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board shall determine. The Board shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting. Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting.(1) In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Directors and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

           (b)          Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Voting Interest. The Board shall establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes which each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

           (c)          A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Fund before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

______________________
(1)             Effective May 18, 2005, the quorum requirement was reduced to one-third of the total number of votes eligible to be cast.

           3.4      Custody of Assets of the Fund.

           The physical possession of all funds, Securities or other property of the Fund shall at all times, be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the 1940 Act.

           3.5       Other Activities of Members (Including UBSAdmin), Directors and the Adviser.

           (a)          None of the Directors, UBSAdmin nor the Adviser shall be required to devote full time to the affairs of the Fund, but shall devote such time as may reasonably be required to perform their obligations under this Agreement and any other agreement they may have with the Fund.

           (b)          Any Member (including UBSAdmin), Director or the Adviser, or Affiliate of any of them, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member shall have any rights in or to such activities of any other Member, Director, the Adviser or Affiliates of any of them, or any profits derived therefrom.

           3.6       Duty of Care.

           (a)          The Directors, UBSAdmin, including any officer, director, member, partner, principal, employee or agent of UBSAdmin, and the Adviser, including any officer, director, member, principal, employee or agent of the Adviser and each of their affiliates, shall not be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of such person's services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such person constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's duties hereunder.

           (b)          A Member not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for an Interest shall be liable to the Fund, any other Member or third parties only as required by the Delaware Act or otherwise provided in this Agreement.

           3.7      Indemnification.

           (a)          To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Director (including for this purpose their executors, heirs, assigns, successors or other legal representatives), the Adviser (including for this purpose each affiliate (including UBSAdmin), officer, director, member, partner, principal, employee or agent of the Adviser or a member thereof, and the executors, heirs, assigns, successors or other legal representatives of each of the foregoing, and of any person who controls or is under common control, or otherwise is affiliated, with the Adviser or any member thereof, and their executors, heirs, assigns, successors or other legal representatives), and the Tax Matters Partner (including for this purpose its successor) against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Director, the Adviser or the Tax Matters Partner, as the case may be, of the Fund or the past or present performance of services to the Fund by such indemnitee, or the past or present performance of services to the Fund by UBSAdmin, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a non-appealable decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.

           (b)           Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill his or its undertaking, or (iii) a majority of the Directors (excluding any Director who is seeking advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

           (c)          As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Directors (excluding any Director who is seeking indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Directors secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

           (d)          Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

           (e)          An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

           (f)          The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Director or other person.

           3.8          Fees, Expenses and Reimbursement.

           (a)          So long as UBSAdmin (or its affiliates) provides UBSAdmin Services to the Fund, it shall be entitled to receive such fees as may be agreed to by UBSAdmin and the Fund pursuant to a separate written agreement, which, notwithstanding anything in this Agreement to the contrary, may be entered into by the Fund, without any further act, vote or approval of any Member.

           (b)          The Board may cause the Fund to compensate each Director for his or her services hereunder. In addition, the Fund shall reimburse the Directors for reasonable out-of-pocket expenses incurred by them in performing their duties under this Agreement.

           (c)          The Fund shall bear all expenses incurred in the business of the Fund other than those specifically required to be borne by the Adviser pursuant to the Investment Advisory Agreement or by UBSAdmin pursuant to a separate written agreement with the Fund as contemplated by Section 3.8(a) hereof. Expenses to be borne by the Fund include, but are not limited to, the following:

(1)	all costs and expenses directly related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on Securities sold short, dividends on Securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums and taxes withheld on foreign dividends and expenses from investments in Investment Funds;

(2)	all costs and expenses associated with the organization, operation and registration of the Fund, offering costs and the costs of compliance with any applicable Federal or state laws;

(3)	the costs and expenses of holding any meetings of the Board and any meetings of Members that are regularly scheduled, permitted or are required to be held by this Agreement, the 1940 Act or other applicable law;

(4)	fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;

(5)	the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Adviser, UBSAdmin or the Directors;

(6)	all costs and expenses associated with the organization of Investment Funds managed by Subadvisers, if any, and with the selection of Investment Managers and Investment Funds, including due diligence and travel-related expenses;

(7)	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members;

(8)	all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolios, including appraisal and valuation services provided by third parties;

(9)	all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;

(10)	fees of custodians and other persons providing administrative services to the Fund; and

(11)	such other types of expenses as may be approved from time to time by the Board.

           The Adviser and UBSAdmin shall be entitled to reimbursement from the Fund for any of the above expenses that either pays on behalf of the Fund.

           (d)           The Fund from time to time, alone or in conjunction with other accounts for which the Adviser, or any Affiliate of the Adviser, acts as general partner, managing member or investment adviser, may purchase Insurance in such amounts, from such insurers and on such terms as the Board shall determine.

ARTICLE IV

TERMINATION OF STATUS OF ADVISER AND DIRECTORS;
TRANSFERS AND REPURCHASES

           4.1      Termination of Status of the Adviser.

           The status of the Adviser as the Special Advisory Member shall terminate if the Investment Advisory Agreement with the Adviser terminates and the Fund does not enter into a new Investment Advisory Agreement with the Adviser, effective as of the date of such termination.

           4.2      Termination of Status of a Director.

           The status of a Director shall terminate if the Director (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Director (upon not less than 90 days' prior written notice to the other Directors, unless the other Directors waive such notice); (iv) shall be removed under Section 4.3; (v) shall be certified by a physician to be mentally or physically unable to perform his duties hereunder; or (vi) shall have a receiver appointed to administer the property or affairs of such Director.

           4.3           Removal of the Directors.

           Any Director may be removed either by (a) the vote or written consent of at least two-thirds of the Directors not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds of the total number of votes eligible to be cast by all Members.

           4.4           Transfer of Interests of Members.

          (a)             An Interest or portion thereof of a Member may be Transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of such Member or (ii) with the written consent of the Board (which may be withheld in its sole and absolute discretion). In addition, the Board may not consent to a Transfer of an Interest or a portion thereof of a Member unless the person to whom such Interest is transferred (or each of such person's equity owners if such a person is a "private investment company" as defined in Rule 205-3(d)(3) under the Advisers Act, an investment company registered under the 1940 Act, or a business development company as defined under the Advisers Act) is a person whom the Board believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act or successor rule thereto, or is otherwise exempt from such requirements. If any transferee does not meet such investor eligibility requirements, the Fund reserves the right to redeem its Interest. If the Board does not consent to a Transfer by operation of law, the Fund shall redeem the Interest from the Member's successor. Any permitted transferee shall be entitled to the allocations and distributions allocable to the Interest so acquired and to Transfer such Interest in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. If a Member Transfers an Interest or portion thereof with the approval of the Board, the Fund shall promptly take all necessary actions so that each transferee or successor to whom such Interest or portion thereof is Transferred is admitted to the Fund as a substituted Member. The admission of any transferee as a substituted Member shall be effective upon the execution and delivery by, or on behalf of, such substituted Member of either a counterpart of this Agreement or an instrument that constitutes the execution and delivery of this Agreement. Each transferring Member and transferee agrees to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such Transfer. Upon the Transfer to another person or persons of a Member's entire Interest, such Member shall cease to be a member of the Fund.

           (b)          Each transferring Member shall indemnify and hold harmless the Fund, the Directors, UBSAdmin, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.4 and (ii) any misrepresentation by such Member in connection with any such Transfer.

           4.5          Transfer of Interests of Special Advisory Member.

           The Adviser may not Transfer its Interest as the Special Advisory Member.

           4.6          Repurchase of Interests.

           (a)             Except as otherwise provided in this Agreement, no Member or other person holding an Interest or portion thereof shall have the right to withdraw or tender to the Fund for repurchase of that Interest or portion thereof. The Board may from time to time, in its complete and exclusive discretion and on such terms and conditions as it may determine, cause the Fund to repurchase Interests or portions thereof pursuant to written tenders. In determining whether to cause the Fund to repurchase Interests or portions thereof pursuant to written tenders, the Board shall consider the following factors, among others:

(1)	whether any Members have requested to tender Interests or portions thereof to the Fund;

(2)	the liquidity of the Fund's assets;

(3)	the investment plans and working capital requirements of the Fund;

(4)	the relative economies of scale with respect to the size of the Fund;

(5)	the history of the Fund in repurchasing Interests or portions thereof;

(6)	the condition of the securities markets; and

(7)	the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

           The Board shall cause the Fund to repurchase Interests or portions thereof pursuant to written tenders only on terms fair to the Fund and to all Members (including persons holding Interests acquired from Members), as applicable.

          (b)       The Adviser may tender its Interest or a portion thereof as a Member or Special Advisory Member of the Fund under Section 4.6(a) hereof.

          (c)       If the Adviser's status as Special Advisory Member is terminated pursuant to Section 4.1 hereof, it (or its trustee or other legal representative) may, by written notice to the Board within 60 days of the effective date of such termination, tender to the Fund for repurchase all or any portion of its Capital Account. Not later than 30 days after the receipt of such notice, the Board shall cause such tendered portion of the Capital Account to be repurchased by the Fund for cash.

          (d)       The Board may cause the Fund to repurchase an Interest or portion thereof of a Member or any person acquiring an Interest or portion thereof from or through a Member if the Board determines or has reason to believe that:

(1)	such an Interest or portion thereof has been transferred in violation of Section 4.4 hereof, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member;

(2)	ownership of such an Interest by a Member or other person will cause the Fund to be in violation of, or require registration of any Interest or portion thereof under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

(3)	continued ownership of such an Interest may be harmful or injurious to the business or reputation of the Fund, the Adviser or the Directors, or may subject the Fund or any of the Members to an undue risk of adverse tax or other fiscal consequences;

(4)	any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

(5)	it would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase such an Interest or portion thereof.

           (e)           Repurchases of Interests or portions thereof by the Fund shall be payable in cash or in part by promissory note, in each case without interest, unless the Board, in its discretion, determines otherwise, or, in the discretion of the Board, in Securities (or any combination of Securities and cash) of equivalent value. All such repurchases shall be subject to any and all conditions as the Board may impose and shall be effective as of a date set by the Board after receipt by the Fund of all eligible written tenders of Interests or portion thereof. The amount due to any Member whose Interest or portion thereof is repurchased shall be equal to the estimated value of such Member's Capital Account or portion thereof as applicable as of the effective date of repurchase, after giving effect to all allocations to be made to such Member's Capital Account as of such date.

ARTICLE V

CAPITAL

           5.1         Contributions to Capital.

           (a)          The minimum initial contribution of each Member (other than UBSAdmin and the Adviser) to the capital of the Fund shall be the amount set forth, from time to time, in the Fund's Form N-2 or such other amount as the Board may determine from time to time. The amount of the initial contribution of each Member shall be recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund. The Directors shall not be entitled to make voluntary contributions of capital to the Fund as Directors of the Fund, but may make voluntary contributions to the capital of the Fund as Members.

           (b)          The Members may make additional contributions to the capital of the Fund, effective as of such times as the Board in its discretion may permit, but no Member shall be obligated to make any additional contribution to the capital of the Fund except to the extent otherwise provided herein.

           (c)           Except as otherwise permitted by the Board, (i) initial and any additional contributions to the capital of the Fund by any Member shall be payable in cash or in such Securities that the Board, in its absolute discretion, may agree to accept on behalf of the Fund, and (ii) initial and any additional contributions in cash shall be payable in readily available funds at the date of the proposed acceptance of the contribution. The Fund shall charge each Member making a contribution in Securities to the capital of the Fund such amount as may be determined by the Board not exceeding 2% of the value of such contribution in order to reimburse the Fund for any costs incurred by the Fund by reason of accepting such Securities, and any such charge shall be due and payable by the contributing Member in full at the time the contribution to the capital of the Fund to which such charges relate is due. The value of contributed Securities shall be determined in accordance with Section 7.3 hereof as of the date of contribution.

           5.2      Rights of Members to Capital.

           No Member shall be entitled to interest on his or its contribution to the capital of the Fund, nor shall any Member be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such Member's Interest pursuant to Section 4.6 hereof, (ii) pursuant to the provisions of Section 5.7(c) hereof or (iii) upon the liquidation of the Fund's assets pursuant to Section 6.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Fund's property or to compel any sale or appraisal of the Fund's assets.

           5.3         Capital Accounts.

           (a)          The Fund shall maintain a separate Capital Account for each Member.

           (b)          Each Member's Capital Account shall have an initial balance equal to the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) constituting such Member's initial contribution to the capital of the Fund.

           (c)          Each Member's Capital Account shall be increased by the sum of (i) the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) constituting additional contributions by such Member to the capital of the Fund permitted pursuant to Section 5.1 hereof, plus (ii) any amount credited to such Member's Capital Account pursuant to the provisions of this Article V.

           (d)           Each Member's Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Interest, or portion thereof, of such Member or distributions to such Member pursuant to Sections 4.6, 5.10 or 6.2 hereof which are not reinvested, plus (ii) any amounts debited against such Member's Capital Account pursuant to the provisions of this Article V.

             (e)           The Fund shall maintain a Special Advisory Account for the Adviser in its capacity as Special Advisory Member to which amounts shall be credited pursuant to Section 5.8 hereof. The Special Advisory Account shall have an initial balance of zero.

             (f)           If all or a portion of an Interest is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Interest.

           5.4          Allocation of Net Profit and Loss.

           As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Fund Percentages for such Fiscal Period.

           5.5         Allocation of Insurance Premiums and Proceeds.

           (a)             Any premiums payable by the Fund for Insurance purchased pursuant to Section 3.8(d) hereof shall be apportioned evenly over each Fiscal Period or portion thereof falling within the period to which such premiums relate under the terms of such Insurance, and the portion of the premiums so apportioned to any Fiscal Period shall be allocated among and debited against the Capital Accounts of each Member who is a member of the Fund during such Fiscal Period in accordance with such Member's Fund Percentage for such Fiscal Period.

           (b)           Proceeds, if any, to which the Fund may become entitled pursuant to such Insurance shall be allocated among and credited to the Capital Accounts of each Member who is a member of the Fund during the Fiscal Period in which the event which gives rise to recovery of proceeds occurs in accordance with such Member's Fund Percentage for such Fiscal Period.

           5.6          Allocation of Certain Withholding Taxes and Other Expenditures.

           (a)          If the Fund incurs a withholding tax or other tax obligation with respect to the share of Fund income allocable to any Member, then the Board, without limitation of any other rights of the Fund or the Board, shall cause the amount of such obligation to be debited against the Capital Account of such Member when the Fund pays such obligation, and any amounts then or thereafter distributable to such Member shall be reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Interest shall pay to the Fund as a contribution to the capital of the Fund, upon demand of the Fund, the amount of such excess. The Fund shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption; provided, that in the event that the Fund determines that a Member is eligible for a refund of any withholding tax, the Fund may, at the request and expense of such Member, assist such Member in applying for such refund.

           (b)           Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Fund, and any other Fund items, to the extent determined by the Board to have been paid or incurred or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be charged to only those Members on whose behalf such expenditures or items are paid or incurred or whose particular circumstances gave rise to such expenditures or items. Such charges shall be debited from the Capital Accounts of such Members as of the close of the Fiscal Period during which any such items were paid or accrued by the Fund.

           5.7       Reserves.

           (a)           Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to UBSAdmin or the Board, such reserves to be in the amounts which the Board in its sole discretion deem necessary or appropriate. The Board may increase or reduce any such reserves from time to time by such amounts as it in its sole discretion deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Members at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Members, the amount of such reserve, increase, or decrease instead shall be charged or credited to those parties who were Members at the time, as determined by the Board in its sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts.

           (b)           If at any time an amount is paid or received by the Fund (other than contributions to the capital of the Fund, distributions or repurchases of Interests or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Fund's accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those parties who were Members during such prior Fiscal Period or Periods.

           (c)          If any amount is required by paragraph (a) or (b) of this Section 5.7 to be charged or credited to a party who is no longer a Member, such amount shall be paid by or to such party, as the case may be, in cash, with interest from the date on which the Board determines that such charge or credit is required. In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Fund on demand; provided, however, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years from the date on which such party ceased to be a Member. To the extent that a former Member fails to pay to the Fund, in full, any amount required to be charged to such former Member pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

           5.8      Incentive Allocation.

           (a)          So long as the Adviser serves as the Special Advisory Member of the Fund, the Incentive Allocation shall be debited against the Capital Account of each Member (other than UBSAdmin and the Adviser) as of the last day of each Allocation Period with respect to such Member and the amount so debited shall be credited to the Special Advisory Account, or, subject to compliance with the 1940 Act and the Advisers Act, to the Capital Accounts of such Members as have been designated in any written notice delivered by the Adviser to the Fund within 90 days after the close of such Allocation Period.

           (b)          By the last business day of the month following the date on which any amounts are credited to the Special Advisory Account pursuant to Section 5.8(a) above, the Special Advisory Member may withdraw up to 100% of any such amounts (computed on the basis of unaudited data) that were credited to the Special Advisory Account. Within 30 days after the completion of the audit of the Fund's books for the year in which any such amounts were credited to the Special Advisory Account, the Fund shall pay to the Special Advisory Member any additional amounts determined to be owed to the Special Advisory Member based on the audit, and the Special Advisory Member shall pay to the Fund any excess amounts that were credited to the Special Advisory Account.

           5.9      Tax Allocations.

           For each Fiscal Year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such a manner as to reflect equitably amounts credited or debited to each Member's Capital Account for the current and prior Fiscal Years (or relevant portions thereof). Allocations under this Section 5.9 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Treasury Regulations Sections 1.704-1(b)(2)(iv)(f), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirement of Treasury Regulations Section 1.704-1(b)(2)(ii)(d).

           If the Fund realizes capital gain or loss (including short-term capital gain or loss) for Federal income tax purposes for any Fiscal Year during or as of the end of which one or more Members withdraw from the Fund pursuant to Articles IV or VI hereof, the Board may elect to allocate specially such gain or loss to any such withdrawing Member up to an amount by which the total of such Member's Capital Account as of the effective date of withdrawal exceeds or is less than its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death and without regard to such Member's share of the liabilities of the Fund under Section 752 of the Code).

           Notwithstanding anything to the contrary in the foregoing, if the Fund realizes taxable gains (including short-term capital gains) for Federal income tax purposes in any Fiscal Year with respect to which any amounts are credited to the Special Advisory Account under Section 5.8(a) hereof, the Board (at the request of the Special Advisory Member) may specially allocate such gains to the Special Advisory Member up to an amount by which the sum total of any such credited amounts exceeds the Special Advisory Member's "adjusted tax basis" (determined without regard to any allocation to be made pursuant to this paragraph) in its Interest as of the time it withdraws any such credited amounts under Section 5.8(b) hereof.

           5.10      Distributions.

           (a)          The Board, in its sole discretion, may authorize the Fund to make distributions in cash or in kind at any time to all of the Members on a pro rata basis in accordance with the Members' Fund Percentages. Notwithstanding anything to the contrary in this Agreement, a Member may be compelled to accept a distribution of any asset in kind from the Fund despite the fact that the percentage of the asset distributed to the Member exceeds the percentage of that asset which is equal to the percentage in which the Member shares in distributions from the Fund.

           (b)          The Board may withhold taxes from any distribution to any Member to the extent required by the Code or any other applicable law. For purposes of this Agreement, any taxes so withheld by the Fund with respect to any amount distributed by the Fund to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and, if appropriate, reducing the Capital Account of such Member.

           (c)           Notwithstanding anything to the contrary contained herein, none of the Directors or the Members (including UBSAdmin), nor any other person on behalf of the Fund, shall make a distribution to the Members on account of their interest in the Fund if such distribution would violate the Delaware Act or other applicable law.

           5.11       Allocation of Organizational Expenses.

           (a)          As of the first Expense Allocation Date, Organizational Expenses shall be allocated among and debited against the Capital Accounts of the Members in accordance with their respective Capital Percentages on such Expense Allocation Date.

           (b)           As of each Expense Allocation Date following the first Expense Allocation Date, all amounts previously debited against the Capital Account of a Member pursuant to this Section 5.11 on the preceding Expense Allocation Date will be credited to the Capital Account of such Member, and Organizational Expenses then shall be re-allocated among and debited against the Capital Accounts of all Members in accordance with their respective Capital Percentages on such Expense Allocation Date.

ARTICLE VI

DISSOLUTION AND LIQUIDATION

           6.1         Dissolution.

          (a)           The Fund shall be dissolved at any time there are no Members, unless the Fund is continued in accordance with the Delaware Act, or upon the occurrence of any of the following events:

(1)	upon the affirmative vote to dissolve the Fund by both (i) the Board and (ii) Members holding at least two-thirds of the total number of Voting Interests eligible to be cast by all Members;

(2)	upon the failure of Members to approve of successor Directors at a meeting called by UBSAdmin in accordance with Section 2.6(c) hereof when no Director remains to continue the business of the Fund;

(3)	upon the expiration of any two-year period which commences on the date on which any Member has submitted a written notice to the Fund requesting to tender such Member's entire Interest for repurchase by the Fund if such Member has not been permitted to do so at any time during such period;

(4)	upon the determination by the Adviser to dissolve the Fund;

(5)	upon termination of the Investment Advisory Agreement; or

(6)	as required by operation of law.

           Dissolution of the Fund shall be effective on the day on which the event giving rise to the dissolution shall occur, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

           6.2      Liquidation of Assets.

           (a)           Upon the dissolution of the Fund as provided in Section 6.1 hereof, the Board, acting directly or through a liquidator it selects, shall liquidate, in an orderly manner, the business and administrative affairs of the Fund, except that if the Board is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall liquidate, in an orderly manner, the business and administrative affairs of the Fund. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Article V hereof. The proceeds from liquidation shall, subject to the Delaware Act, be distributed in the following manner:

(1)	in satisfaction (whether by payment or the making of reasonable provision for payment thereof) of the debts and liabilities of the Fund, including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), but not including debt and liabilities to Members, up to and including the date that distribution of the Fund's assets to the Members has been completed, shall first be paid on a pro rata basis;

(2)	such debts, liabilities or obligations as are owing to the Members shall be paid next in their order of seniority and on a pro rata basis;

(3)	the Special Advisory Member shall next be paid any balance in the Special Advisory Account after giving effect to the Incentive Allocation, if any, to be made pursuant to Section 5.8 hereof; and

(4)	the Members shall be paid next on a pro rata basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2(a)(4).

           (b)           Anything in this Section 6.2 to the contrary notwithstanding, but subject to the priorities set forth in Section 6.2(a) above, upon dissolution of the Fund, the Board or other liquidator may distribute ratably in kind any assets of the Fund; provided, however, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

ARTICLE VII

ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS

           7.1       Accounting and Reports.

           (a)           The Fund shall adopt for tax accounting purposes any accounting method which the Board shall decide in its sole discretion is in the best interests of the Fund. The Fund's accounts shall be maintained in U.S. currency.

           (b)           After the end of each taxable year, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member's Interest as is necessary for Members to complete federal and state income tax or information returns and any other tax information required by federal or state law.

           (c)           Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Fund shall furnish to each Member a semi-annual report and an annual report containing the information required by the 1940 Act. The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. The Fund may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

           7.2      Determinations By the Board.

           (a)           All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board (either directly or by UBSAdmin, to the extent consistent with its administrative functions, pursuant to delegated authority) unless specifically and expressly otherwise provided for by the provisions of this Agreement or as required by law, and such determinations and allocations shall be final and binding on all the Members.

           (b)           The Board may make such adjustments to the computation of Net Profit or Net Loss or any components (withholding any items of income, gain, loss or deduction) comprising any of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Fund and the intended allocation thereof among the Members.

           7.3       Valuation of Assets.

           (a)           Except as may be required by the 1940 Act, the Board shall value or have valued any Securities or other assets and liabilities of the Fund (other than assets invested in Investment Funds) as of the close of business on the last day of each Fiscal Period or more frequently, in the discretion of the Board, in accordance with such valuation procedures as shall be established from time to time by the Board and which conform to the requirements of the 1940 Act. Assets of the Fund that are invested in Investment Funds managed by the Subadvisers shall be valued in accordance with the terms and conditions of the respective agreements of the Investment Funds. Assets of the Fund invested in Investment Funds not managed by the Subadvisers shall be valued at fair value, which ordinarily will be the value determined by their Investment Managers in accordance with the policies established by the relevant Investment Fund. In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

           (b)           The value of Securities and other assets of the Fund and the net worth of the Fund as a whole determined pursuant to this Section 7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

           8.1          Amendment of Limited Liability Company Agreement.

           (a)           Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with the approval of (i) the Board (including the vote of a majority of the Independent Directors, if required by the 1940 Act), (ii) UBSAdmin (to the extent consistent with its administrative functions) or (iii) a majority (as defined in the 1940 Act) of the outstanding Voting Interests of the Fund.

           (b)           Any amendment that would:

(1)	increase the obligation of a Member to make any contribution to the capital of the Fund;

(2)	reduce the Capital Account of a Member or the Special Advisory Account other than in accordance with Article V; or

(3)	modify the events causing the dissolution of the Fund;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment (except an amendment contemplated in Section 8.1(c)(2) hereof) and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board) to tender his or her entire Interest for repurchase by the Fund.

           (c)           By way of example only, the Board, and UBSAdmin at any time without the consent of the Members may:

(1)	restate this Agreement together with any amendments hereto which have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

(2)	amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof which may be inconsistent with any other provision hereof, provided that such action does not adversely affect the rights of any Member in any material respect; and

(3)	amend this Agreement to make such changes as may be necessary or desirable, based on advice of legal counsel to the Fund, to assure the Fund's continuing eligibility to be classified for U.S. Federal income tax purposes as a partnership which is not treated as a corporation under Section 7704(a) of the Code.

           (d)           The Board shall give written notice of any proposed amendment to this Agreement to each Member, which notice shall set forth (i) the text of the proposed amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

           8.2           Special Power of Attorney.

           (a)           Each Member hereby irrevocably makes, constitutes and appoints UBSAdmin and each of the Directors, acting severally, and any liquidator of the Fund's assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

(1)	any amendment to this Agreement which complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

(2)	any amendment to the Certificate required because this Agreement is amended or as otherwise required by the Delaware Act; and

(3)	all other such instruments, documents and certificates which, in the opinion of legal counsel to the Fund, from time to time may be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

           (b)           Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection which such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

           (c)           This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of UBSAdmin and each of the Directors, acting severally, and any liquidator of the Fund's assets, appointed pursuant to Section 6.2 hereof, and as such:

(1)	shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Fund, the Board or any liquidator shall have had notice thereof; and

(2)	shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Interest, except that where the transferee thereof has been approved by the Board for admission to the Fund as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board or any liquidator to execute, acknowledge and file any instrument necessary to effect such substitution.

           8.3      Notices.

           Notices which may or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, telecopier or other electronic means, or, if to the Fund, by registered or certified mail, return receipt requested, and shall be addressed to the respective parties hereto at their addresses as set forth on the books and records of the Fund (or to such other addresses as may be designated by any party hereto by notice addressed to the Fund in the case of notice given to any Member, and to each of the Members in the case of notice given to the Fund). Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

           8.4      Agreement Binding Upon Successors and Assigns.

           This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof which is not made pursuant to the terms of this Agreement shall be void.

           8.5      Applicability of 1940 Act and Form N-2.

           The parties hereto acknowledge that this Agreement is not intended to, and does not set forth the substantive provisions contained in the 1940 Act and the Form N-2 which affect numerous aspects of the conduct of the Fund's business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2.

           8.6      Choice of Law; Arbitration.

          (a)           Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of such State.

          (b)           Each Member and the Special Advisory Member agree to submit all controversies arising between or among Members or one or more Members and the Fund in connection with the Fund or its businesses or concerning any transaction, dispute or the construction, performance or breach of this or any other agreement, whether entered into prior to, on or subsequent to the date hereof, to arbitration in accordance with the provisions set forth below. Each Member understands that:

(1)	arbitration is final and binding on the parties;

(2)	the parties are waiving their rights to seek remedies in court, including the right to jury trial;

(3)	pre-arbitration discovery is generally more limited than and different from court proceedings;

(4)	the arbitrator's award is not required to include factual findings or legal reasoning and a party's right to appeal or to seek modification of rulings by arbitrators is strictly limited; and

(5)	a panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

           (c)           Controversies shall be determined by arbitration before, and only before, an arbitration panel convened by The New York Stock Exchange, Inc. ("NYSE") or the National Association of Securities Dealers, Inc. (the "NASD"), to the fullest extent permitted by law. The parties may also select any other national securities exchange's arbitration forum upon which a party is legally required to arbitrate the controversy, to the fullest extent permitted by law. Such arbitration shall be governed by the rules of the organization convening the panel, to the fullest extent permitted by law. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction over the party or parties against whom such award is rendered. Each Member agrees that the determination of the arbitrators shall be binding and conclusive upon them.

           (d)           No Member shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action unless and until: (i) the class certification is denied; or (ii) the class is decertified; or (iii) the Member is excluded from the class by the court. The forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

           8.7      Not for Benefit of Creditors.

           The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members (including UBSAdmin), Directors, the Special Advisory Member and the Fund. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

           8.8      Consents.

           Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

           8.9      Merger and Consolidation.

           (a)           The Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities (as defined in Section 18-209(a) of the Delaware Act) pursuant to an agreement of merger or consolidation which has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

           (b)           Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(b) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

           8.10      Pronouns.

           All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

           8.11      Confidentiality.

           (a)           A Member may obtain from the Fund, for any purpose reasonably related to the Member's Interest, such information regarding the affairs of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board.

           (b)           Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board, which consent may be withheld in its sole discretion.

           (c)           Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Fund. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members also shall have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith.

           (d)           The Fund shall have the right to keep confidential from the Members for such period of time as it deems reasonable any information which the Board reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board in good faith believes is not in the best interest of the Fund or could damage the Fund or its business or which the Fund is required by law or by agreement with a third party to keep confidential.

           8.12       Certification of Non-Foreign Status.

           Each Member or transferee of an Interest from a Member that is admitted to the Fund in accordance with this Agreement shall certify, upon admission to the Fund and at such other time thereafter as the Board may request, whether he or she is a "United States Person" within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the Fund within 30 days of any change in such Member's status. Any Member who shall fail to provide such certification when requested to do so by the Board may be treated as a non-United States Person for purposes of U.S. Federal tax withholding.

           8.13      Severability.

           If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

           8.14      Entire Agreement.

           This Agreement (including the Schedule attached hereto which is incorporated herein) constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto. It is hereby acknowledged and agreed that the Board, without the approval of any Member may enter into written agreements ("Other Agreements") with Members, executed contemporaneously with the admission of such Members to the Fund, effecting the terms hereof or of any application in order to meet certain requirements of such Members. The parties hereto agree that any terms contained in an Other Agreement with a Member shall govern with respect to such Member notwithstanding the provisions of this Agreement or of any application.

           8.15      Discretion.

           To the fullest extent permitted by law, whenever in this Agreement, a person is permitted or required to make a decision (i) in its "sole discretion" or "discretion" or under a grant of similar authority or latitude, such person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Fund or the Members, or (ii) in its "good faith" or under another express standard, then such person shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement or any other agreement contemplated herein or by relevant provisions of law or in equity or otherwise.

           8.16      Counterparts.

           This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

           8.17       Tax Matters Partner.

           UBSAdmin hereby is designated as the "tax matters partner" under the Code for the Fund.

           THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSES SET FORTH IN SECTION 8.6 ON PAGES A-31-A-32 AND THE CONFIDENTIALITY CLAUSES SET FORTH IN SECTION 8.11 ON PAGES A33-A34.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

ORGANIZATIONAL MEMBER:

/s/ Mitchell A. Tanzman
Mitchell A. Tanzman

UBS FUND ADVISOR, L.L.C.:

By:    /s/ Daniel Archetti
          Name: Daniel Archetti
          Title: Authorized Person

ADDITIONAL MEMBERS:

Each person who has signed or has had signed on its behalf a Member Signature Page, which shall constitute a counterpart hereof.

The undersigned understand and agree to the provisions of this Agreement pertaining to the obligations of Directors.

/s/ Meyer Feldberg Meyer Feldberg, Director /s/ George W. Gowen George W. Gowen, Director /s/ Stephen H. Penman Stephen H. Penman, Director

SCHEDULE I

Directors

Name and Address

Meyer Feldberg
c/o UBS Financial Services Inc.
1285 Avenue of the Americas
New York, New York 10019

George W. Gowen
c/o UBS Financial Services Inc.
1285 Avenue of the Americas
New York, New York 10019

Stephen H. Penman
c/o UBS Financial Services Inc.
1285 Avenue of the Americas
New York, New York 10019

Appendix B

UBS	Wealth Management

SIGNATURE REQUIRED
ONLY COMPLETE THIS CERTIFICATE IF YOU HAVE RECEIVED A UBS EVENT & EQUITY FUND, L.L.C. PROSPECTUS AND IF YOU WISH TO INVEST IN THE FUND. IF YOU DO NOT WISH TO INVEST IN THE FUND, ANY FUNDS HELD IN ESCROW WILL BE RETURNED. Please promptly return completed, executed Investor Certification to Alternative Investments US via Fax: (212) 882-5232 OR Mail: UBS Financial Services Inc., Alternative Investments US, 51 West 52nd Street, New York, NY 10019. Generally, this Investor Certification must be received four business days prior to month's end in order to invest in the Fund's next monthly closing.

UBS EVENT & EQUITY FUND, L.L.C. INVESTOR CERTIFICATE

This Certificate is given to you with respect to a potential investment in UBS Event & Equity Fund, L.L.C. (the "Fund").

I hereby certify that I am: (A) a natural person, who has individually or together with my spouse a net worth* in excess of $1.5 million (the "Requirement"); (B) an irrevocable trust that meets the Requirement; (C) a revocable trust and each grantor of the trust meets the Requirement; (D) an employee benefit plan (a "Plan") that meets the Requirement; (E) a participant-directed Plan and the person making the investment meets the Requirement; (F) a corporation, partnership, limited liability company or other entity that meets the Requirement that is not (i) a registered investment company, (ii) an entity excluded from the definition of Investment Company under Section 3(a) of the Investment Company Act of 1940 based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; or (G) an entity listed in clause F(i), (ii) or (iii) above, not formed for the specific purpose of investing in the Fund and each equity owner meets the Requirement. I am not a charitable remainder trust.

I understand that it may be a violation of law for me to provide this Certificate if I know it is not true. I read the Fund's prospectus (the "Prospectus"), including the investor qualification and investor suitability provisions therein. I understand that an investment involves a considerable amount of risk and that some or all of the investment may be lost. I acknowledge that in making a decision to invest in the Fund, I have relied solely upon the Prospectus, the Fund's Limited Liability Company Agreement (the "Agreement") and my independent investigations. My investment is consistent with my investment purposes, objectives and cash flow requirements and will not adversely affect my overall need for diversification and liquidity. I have evaluated the risks of investing, understand there are substantial risks of loss, and have determined that an investment is suitable for me. I understand that there is very limited liquidity associated with an investment and I have carefully read and understand the "Redemptions, Repurchases of Interests and Transfers" section in the Prospectus. I understand I may not be able to withdraw from the Fund as I want or have a need to.

I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended, including income tax regulations (the "Code")) for purposes of U.S. Federal income taxation. I agree to notify the Fund within 30 days of the date that I become a foreign person or entity. I further certify that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct. I understand that these certifications, which are made under penalty of perjury, may be disclosed to the Internal Revenue Service and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

If I am a Plan, an IRA or another benefit plan investor (a "Benefit Plan"), I have consulted counsel as necessary concerning the propriety of making an investment in the Fund and its appropriateness under ERISA and the Code, and the fiduciary executing this Certificate on behalf of the Benefit Plan (the "Fiduciary"), which for an IRA, is the individual that established the IRA, represents and warrants that: A) the Fiduciary has considered the following items and has determined that an investment is consistent with the Fiduciary's responsibilities under ERISA: i) the Fiduciary's investment standards under ERISA in the context of the Benefit Plan's particular circumstances; ii) the permissibility of an investment under the documents governing the Benefit Plan and the Fiduciary; and iii) the risks associated with an investment and the fact that the Undersigned will be unable to redeem the investment except as set forth in the Prospectus; B) the Fiduciary: i) is solely responsible for the decision to invest; ii) is independent of the Fund, UBS Financial Services Inc., the Directors, or any of their affiliates, (collectively, the "Affiliates"); iii) is qualified to make such investment decision; and iv) in making such decision, has not relied as the primary basis for its decision to invest in the Fund on any advice or recommendation of the Affiliates; and C) if UBS Trust Company is the corporate trustee of the Benefit Plan, the Fiduciary has directed UBS Trust Company to execute this Certificate and the Fiduciary agrees that all of the representations and covenants made hereunder apply solely to the Fiduciary and the Benefit Plan and not to UBS Trust Company.

I understand the Affiliates are relying on the Certificate and agreements herein in determining my qualification and suitability as an investor in the Fund. I understand an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and indemnify you and hold harmless from any liability that you may incur as a result of this Certificate being untrue in any respect.

By signing below, I confirm that, as of the date of my investment and as of this date, the investment objective and risk profile applicable to such investment in the Fund are, respectively, "capital appreciation" and "aggressive/speculative," and I execute, as a Member, and agree to be bound by the terms of the Agreement, including the pre-dispute arbitration clause in Section 8.6 on pages A-28-A-29 of the Agreement and its Power of Attorney provisions, a form set forth in Appendix A to the Prospectus dated [_____], 2007. I have read the Agreement and, to the extent I believe it necessary, have consulted with my tax and legal advisors and understand its terms.

[   ]      Please check this box if this is an additional investment in the Fund.

UBS Account Number |_||_| |_||_||_||_||_| |_||_| SSN/Tax ID Number |_||_||_| |_||_| |_||_||_||_|	SIGNATURE REQUIRED Investor Signature: _____________________ Date: ___________ Print Investor Name: _______________________________

For Financial Advisors and Branch Managers Only:

Investor Suitability: With regard to the proposed investment of the aforementioned client in the Fund, I, as Financial Advisor to the client, by signing below, certify that I have:

(1) informed the client of all pertinent facts relating to the liquidity and transferability of the Fund; and
(2) reasonable grounds to believe (on the basis of information obtained from the client concerning the client's age, investment objectives, investment experience, income, net worth, financial situation and needs, other investments and any other information known by me, including the attached CAI) that: (a) the Fund being subscribed for is suitable and appropriate for the client; (b) the client meets all applicable minimum income, net worth, liquid assets and other objective suitability standards; (c) the client can reasonably benefit (including realizing any intended tax benefit, if applicable) from the Fund based on the client's financial position, overall investment objectives and portfolio structure; (d) the client can bear the economic risks of the investment in the Fund; (e) the client appears to have an understanding of: (i) the fundamental risks of the Fund (including that the client may lose his or her entire investment); (ii) the restrictions on the liquidity and transferability of the Fund; (iii) the background and qualifications of the sponsor(s) and investment manager(s) of the Fund; and (iv) the tax consequences with respect to an investment in the Fund; and (f) the investment in the Fund does not exceed 10% of the client's net worth on CAI.

Regarding Item 2(b) above, in the event that the client is an entity (such as a trust or partnership) that does not itself meet the minimum investment requirements (such as net worth); I have ascertained from the appropriate parties (such as the client's trustee or general partner) that all of the client's beneficial owners meet such requirements.

By signing below, the undersigned FA acknowledges that the undersigned knows directly of his or her own knowledge that a prospectus has been previously delivered to the investor.

FA Signature:                          FA Name:                             Division:                         Date:                      Tel #:
Financial Advisors must reconcile the information listed on this certification with the client's account records, including updating the client's net worth, objectives and any other relevant information.

Branch Manager Signature: I certify that I have reviewed the completed Investor Suitability section above, the client investor certification and Client Account Information, and I agree, based upon the information known to me, with the Financial Advisor's determination that the investment being subscribed for is suitable and appropriate for the client.

BOM Signature:                                                BOM Name:                                                         Date**:
**The CAI information that accompanies this form must be dated before or the same day this certification is signed.

institutional lender, net of current encumbrances upon the property.

UBS	Wealth Management

SIGNATURE REQUIRED
ONLY COMPLETE THIS CERTIFICATE IF YOU HAVE RECEIVED A UBS EVENT & EQUITY FUND, L.L.C. PROSPECTUS AND IF YOU WISH TO INVEST IN THE FUND. IF YOU DO NOT WISH TO INVEST IN THE FUND, ANY FUNDS HELD IN ESCROW WILL BE RETURNED. Please promptly return completed, executed Investor Certification to the Alternative Investments US via Fax: (212) 882-5232 OR Mail: UBS Financial Services Inc., Alternative Investments US, 51 West 52nd Street, New York, NY 10019. Generally, this Investor Certification must be received four business days prior to month's end in order to invest in the Fund's next monthly closing.

UBS EVENT & EQUITY FUND, L.L.C. — INTRANET INVESTOR CERTIFICATE

This Certificate is given to you with respect to a potential investment in UBS Event & Equity Fund, L.L.C. (the "Fund").

I hereby certify that I am: (A) a natural person, who has individually or together with my spouse a net worth* in excess of $1.5 million (the "Requirement"); (B) an irrevocable trust that meets the Requirement; (C) a revocable trust and each grantor of the trust meets the Requirement; (D) an employee benefit plan (a "Plan") that meets the Requirement; (E) a participant-directed Plan and the person making the investment meets the Requirement; (F) a corporation, partnership, limited liability company or other entity that meets the Requirement that is not (i) a registered investment company, (ii) an entity excluded from the definition of Investment Company under Section 3(a) of the Investment Company Act of 1940 based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; or (G) an entity listed in clause F(i), (ii) or (iii) above, not formed for the specific purpose of investing in the Fund and each equity owner meets the Requirement. I am not a charitable remainder trust.

I understand that it may be a violation of law for me to provide this Certificate if I know it is not true. I read the Fund's prospectus (the "Prospectus"), including the investor qualification and investor suitability provisions therein. I understand that an investment involves a considerable amount of risk and that some or all of the investment may be lost. I acknowledge that in making a decision to invest in the Fund, I have relied solely upon the Prospectus, the Fund's Limited Liability Company Agreement (the "Agreement") and my independent investigations. My investment is consistent with my investment purposes, objectives and cash flow requirements and will not adversely affect my overall need for diversification and liquidity. I have evaluated the risks of investing, understand there are substantial risks of loss, and have determined that an investment is suitable for me. I understand that there is very limited liquidity associated with an investment and I have carefully read and understand the "Redemptions, Repurchases of Interests and Transfers" section in the Prospectus. I understand I may not be able to withdraw from the Fund as I want or have a need to.

I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended, including income tax regulations (the "Code")) for purposes of U.S. Federal income taxation. I agree to notify the Fund within 30 days of the date that I become a foreign person or entity. I further certify that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct. I understand that these certifications, which are made under penalty of perjury, may be disclosed to the Internal Revenue Service and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

If I am a Plan, an IRA or another benefit plan investor (a "Benefit Plan"), I have consulted counsel as necessary concerning the propriety of making an investment in the Fund and its appropriateness under ERISA and the Code, and the fiduciary executing this Certificate on behalf of the Benefit Plan (the "Fiduciary"), which for an IRA, is the individual that established the IRA, represents and warrants that: A) the Fiduciary has considered the following items and has determined that an investment is consistent with the Fiduciary's responsibilities under ERISA: i) the Fiduciary's investment standards under ERISA in the context of the Benefit Plan's particular circumstances; ii) the permissibility of an investment under the documents governing the Benefit Plan and the Fiduciary; and iii) the risks associated with an investment and the fact that the Undersigned will be unable to redeem the investment except as set forth in the Prospectus; B) the Fiduciary: i) is solely responsible for the decision to invest; ii) is independent of the Fund, UBS Financial Services Inc., the Directors, or any of their affiliates, (collectively, the "Affiliates"); iii) is qualified to make such investment decision; and iv) in making such decision, has not relied as the primary basis for its decision to invest in the Fund on any advice or recommendation of the Affiliates; and C) if UBS Trust Company is the corporate trustee of the Benefit Plan, the Fiduciary has directed UBS Trust Company to execute this Certificate and the Fiduciary agrees that all of the representations and covenants made hereunder apply solely to the Fiduciary and the Benefit Plan and not to UBS Trust Company.

I understand the Affiliates are relying on the Certificate and agreements herein in determining my qualification and suitability as an investor in the Fund. I understand an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and indemnify you and hold harmless from any liability that you may incur as a result of this Certificate being untrue in any respect.

By signing below, I confirm that, as of the date of my investment and as of this date, the investment objective and risk profile applicable to such investment in the Fund are, respectively, "capital appreciation" and "aggressive/speculative," and I execute, as a Member, and agree to be bound by the terms of the Agreement, including the pre-dispute arbitration clause in Section 8.6 on pages A-28-A-29 of the Agreement and its Power of Attorney provisions, a form set forth in Appendix A to the Prospectus dated [_____], 2007. I have read the Agreement and, to the extent I believe it necessary, have consulted with my tax and legal advisors and understand its terms.

[   ]      Please check this box if this is an additional investment in the Fund.

UBS Account Number |_||_| |_||_||_||_||_| |_||_| SSN/Tax ID Number |_||_||_| |_||_| |_||_||_||_|	SIGNATURE REQUIRED Investor Signature: _____________________ Date: ___________ Print Investor Name: _______________________________

For Financial Advisors and Branch Managers Only:

Investor Suitability: With regard to the proposed investment of the aforementioned client in the Fund, I, as Financial Advisor to the client, by signing below, certify that I have:

(1) informed the client of all pertinent facts relating to the liquidity and transferability of the Fund; and
(2) reasonable grounds to believe (on the basis of information obtained from the client concerning the client's age, investment objectives, investment experience, income, net worth, financial situation and needs, other investments and any other information known by me, including the attached CAI) that: (a) the Fund being subscribed for is suitable and appropriate for the client; (b) the client meets all applicable minimum income, net worth, liquid assets and other objective suitability standards; (c) the client can reasonably benefit (including realizing any intended tax benefit, if applicable) from the Fund based on the client's financial position, overall investment objectives and portfolio structure; (d) the client can bear the economic risks of the investment in the Fund; (e) the client appears to have an understanding of: (i) the fundamental risks of the Fund (including that the client may lose his or her entire investment); (ii) the restrictions on the liquidity and transferability of the Fund; (iii) the background and qualifications of the sponsor(s) and investment manager(s) of the Fund; and (iv) the tax consequences with respect to an investment in the Fund; and (f) the investment in the Fund does not exceed 10% of the client's net worth on CAI.

Regarding Item 2(b) above, in the event that the client is an entity (such as a trust or partnership) that does not itself meet the minimum investment requirements (such as net worth); I have ascertained from the appropriate parties (such as the client's trustee or general partner) that all of the client's beneficial owners meet such requirements.

By signing below, the undersigned FA acknowledges that the undersigned knows directly of his or her own knowledge that a prospectus has been previously delivered to the investor.

FA Signature:                          FA Name:                             Division:                         Date:                      Tel #:
Financial Advisors must reconcile the information listed on this certification with the client's account records, including updating the client's net worth, objectives and any other relevant information.

Branch Manager Signature: I certify that I have reviewed the completed Investor Suitability section above, the client investor certification and Client Account Information, and I agree, based upon the information known to me, with the Financial Advisor's determination that the investment being subscribed for is suitable and appropriate for the client.

BOM Signature:                                                BOM Name:                                                         Date**:
**The CAI information that accompanies this form must be dated before or the same day this certification is signed.

*  As used herein, "net worth" means the excess of total assets at fair market value, including home, over total liabilities. For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to Completion, Dated July 13, 2007

STATEMENT OF ADDITIONAL INFORMATION

UBS EVENT & EQUITY FUND, L.L.C.

51 West 52nd Street
New York, New York 10019
(800) 486-2608
_________________
___________, 2007
_________________

        This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of UBS Event & Equity Fund, L.L.C. (the "Fund"), dated _________, 2007. A copy of the prospectus may be obtained by contacting the Fund at the telephone numbers or address set forth above. Defined terms used herein, and not otherwise defined herein, have the same meanings as in the prospectus.

TABLE OF CONTENTS

Page

ADDITIONAL INVESTMENT POLICIES
REPURCHASES AND TRANSFERS OF INTERESTS
DIRECTORS
CODE OF ETHICS
PROXY VOTING POLICIES AND PROCEDURES
INVESTMENT ADVISORY SERVICES; ADMINISTRATION SERVICES
CONFLICTS OF INTEREST
TAX ASPECTS
ERISA CONSIDERATIONS
BROKERAGE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL
CUSTODIAN
SUMMARY OF LLC AGREEMENT
FINANCIAL STATEMENTS	1 11 13 16 17 19 22 25 45 47 48 48 48 51

ADDITIONAL INVESTMENT POLICIES

        The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the prospectus. Certain additional investment information is set forth below.

Fundamental Policies

        The Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund ("Interests"), are listed below. For the purposes of this SAI, "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of securityholders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is the less. The Fund may not:

•	Issue senior securities, including by borrowing money, except to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act").

•	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended in connection with the disposition of its portfolio securities.

•	Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies or as otherwise permitted under the 1940 Act.

•	Purchase, hold or deal in real estate, except that the Subadvisers may invest in securities that are secured by real estate, or securities issued by companies that invest or deal in real estate or real estate investment trusts.

•	Invest in commodities or commodity contracts, except that the Subadvisers may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indexes and may enter into swaps or other hybrid instruments.

•	Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except that U.S. Government securities may be purchased without limitation. For purposes of this investment restriction, the Investment Funds are not considered part of an industry. The Fund may invest in Investment Funds that may concentrate their assets in one or more industries.

        With respect to these investment restrictions, and other policies described in this SAI, the Fund will look through the Investment Funds managed by Subadvisers to their underlying securities. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

        The types of securities or investment techniques that may be employed by the Fund in accordance with the 1940 Act, which may give rise to senior securities within the meaning of the 1940 Act include: short sales, certain options, futures, forward and swap contracts, reverse repurchase agreements, and when-issued or delayed delivery securities.

        The Fund's investment objective is fundamental and may not be changed without the vote of a majority (as defined by the 1940 Act) of the Fund's outstanding voting securities.

Certain Portfolio Securities and Other Operating Policies

Fixed-Income Securities

        Some Investment Managers may invest in fixed-income securities. The Investment Managers typically will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive or in connection with convertible arbitrage strategies, and also may invest in these securities for defensive purposes and to maintain liquidity. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk).

        The Investment Managers may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Investment Manager to be of comparable quality. Non-investment grade debt securities are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less liquid than for higher grade debt securities.

Foreign Securities

           General. Some Investment Managers will invest in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts and American Depositary Shares (collectively, "ADRs"). Foreign securities markets generally are not as developed or efficient as those in the United States and generally are subject to less government supervision and regulation. In addition, less information may be available regarding foreign securities and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers.

        Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Transaction costs of investing in foreign securities markets are generally higher than in the U.S.

        Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

        ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

        These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

        Foreign securities in which the Investment Managers may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. Some of these factors are listed in the prospectus under "Risk Factors—The Investment Funds' Foreign Investments Involve Risk of Loss."

        Some Investment Managers may hedge against foreign currency risks, including the risk of changing currency exchange rates, which could reduce the value of certain of the Investment Fund's foreign currency denominated portfolio securities irrespective of the underlying investment. The Investment Funds may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving an Investment Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Investment Managers for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Investment Manager anticipates purchasing or selling a foreign security. This technique would allow an Investment Manager to "lock in" the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of an Investment Fund's existing holdings of foreign securities. There may be, however, imperfect correlation between an Investment Fund's foreign securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes, such as when an Investment Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Investment Fund's investment portfolio. See "Additional Investment Policies—Certain Portfolio Securities and Other Operating Policies—Special Investment Techniques."

        Some Investment Funds in which the Adviser intends to invest may be denominated in foreign currencies. While not required to do so, the Adviser may attempt to hedge against risks associated with investments in foreign currency. There can be no assurance that such hedging transactions, even if undertaken, will be successful. The risks and techniques used to hedge against those risks are substantially the same as those used by Investment Managers and described above, and those described in respect of "Foreign Securities" and "Foreign Currency Transactions."

Foreign Currency Transactions

        An Investment Manager may engage in foreign currency transactions for a variety of purposes, including for speculative purposes or to fix in U.S. dollars, between trade and settlement date, the value of a security the Investment Manager has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Investment Manager already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated.

        Foreign currency transactions may involve, for example, the Investment Manager's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Investment Manager agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Investment Manager contracted to receive in the exchange. The Investment Manager's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Money Market Instruments

        An Investment Manager may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Investment Manager deems appropriate under the circumstances. Pending allocation of the offering proceeds and thereafter, from time to time, the Fund also may invest in these instruments. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Purchasing Initial Public Offerings

        Investment Managers may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies and, thus, for the Fund's interests. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

Reverse Repurchase Agreements

        Reverse repurchase agreements involve a sale of a security to a bank or securities dealer and the Investment Manager's simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to an Investment Fund. Reverse repurchase agreements are a form of leverage which also may increase the volatility of an Investment Fund's portfolio.

Special Investment Techniques

        Investment Managers may use a variety of special investment techniques, in addition to short selling, including purchasing or entering into options, swaps, swaptions, futures and forward agreements on various financial instruments and currency, to attempt to hedge their investment portfolios against various risks or other factors that generally affect the values of securities and for non-hedging purposes. These techniques may involve the use of derivative transactions. The techniques the Investment Managers may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that the Investment Managers may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. There can be no assurance that these techniques will be successful.

           Derivatives. Investment Managers may invest in, or enter into, derivatives contracts ("Derivatives"). These are financial instruments which derive their value, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit an Investment Manager to increase or decrease the level of risk, or change the character of the risk, to which its investment portfolio is exposed.

        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.

        If an Investment Manager invests in Derivatives at inopportune times or judges market conditions or market values incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if the Investment Manager's Derivatives were poorly correlated with its other investments, or if the Investment Manager were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

        Options and Futures. Investment Managers may invest in options and futures contracts. The Investment Managers also may invest in so-called "synthetic" options (which generally are privately negotiated options that are exclusively cash-settled) or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. Since participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange-based" markets, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options also may be illiquid and, in such cases, an Investment Manager may have difficulty closing out its position. Over-the-counter options purchased and sold by the Investment Manager also may include options on baskets of specific securities.

        The Investment Managers may purchase and sell call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options. A covered call option, which is a call option with respect to which an Investment Manager owns the underlying security, that is sold by the Investment Manager exposes the Investment Manager during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option, which is a put option with respect to which an Investment Manager has segregated cash or liquid securities to fulfill the obligation undertaken, that is sold by the Investment Manager exposes the Investment Manager during the term of the option to a decline in price of the underlying security while depriving the Investment Manager of the opportunity to invest the segregated assets.

        An Investment Manager may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on such security. The Investment Manager will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Investment Manager would ordinarily make a similar "closing sale transaction," which involves liquidating the Investment Manager's position by selling the option previously purchased, although the Investment Manager would be entitled to exercise the option should it deem it advantageous to do so.

        Investment Managers may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits an Investment Manager might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

        Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

        Successful use of futures by an Investment Manager also is subject to the Investment Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

        Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC"), a Subadviser may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Subadviser's ability otherwise to invest those assets.

        Investment Managers may purchase and sell stock index futures contracts. A stock index future obligates an Investment Manager to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

        Investment Managers may purchase and sell interest rate futures contracts. An interest rate future obligates an Investment Manager to purchase or sell an amount of a specific debt security at a future date at a specific price.

        Investment Managers may purchase and sell currency futures. A currency future obligates an Investment Manager to purchase or sell an amount of a specific currency at a future date at a specific price.

        Call and Put Options on Securities Indexes. Investment Managers may purchase and sell call and put options on stock indexes, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") and Standard & Poor's 100 Index, listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks that comprise the index. Accordingly, successful use by the Investment Manager of options on stock indexes will be subject to the Investment Manager's ability to predict correctly movements in the direction of the stock market generally or segments thereof. This requires different skills and techniques than forecasting changes in the price of individual stocks.

           Warrants. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities or commodities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

        Swap Agreements. Investment Managers may enter into equity, equity index, interest rate, credit, total return, currency and cross currency rate swap agreements on behalf of the Investment Funds. In addition, the Fund may enter into these types of derivative transactions as a means of indirectly investing in one or more Investment Funds. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Equity index swaps involve the exchange by an Investment Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends.

         Equity Swaps. An equity swap is a transaction in which one party pays periodic amounts of a given currency based on a fixed price or fixed rate and the other party pays periodic amounts of the same currency or a different currency based on the performance of a share of an issuer, a basket of shares or several issuers or an equity index.

        Equity Index Swaps. Equity index swaps involve the exchange by an Investment Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. Investment Managers may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

        Interest Rate Swaps. Forms of interest rate swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

        Credit Swaps. In a credit swap (also sometimes referred to as "credit default swap" or "credit default put"), one party makes an upfront payment or a series of periodic payments and, upon the occurrence of a specified credit event with respect to a designated third party, the other party makes a payment based on a notional amount or the face value of a specified instrument, which in some (but not all) cases will only be made against delivery of such specified instrument.

        Total Return Swaps. In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment. For example, if an Investment Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the "funding cost," which would be a floating interest rate payment to the counterparty.

        Currency Swaps. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Since currency swaps are individually negotiated, the Investment Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency.

        Cross Currency Rate Swaps. A cross currency rate swap is a transaction in which one party pays periodic amounts in one currency based on a specified fixed rate (or a floating rate that is reset periodically) and the other party pays periodic amounts in another currency based on a floating rate that is reset periodically. All calculations are determined on predetermined notional amounts of the two currencies. Often such swaps will involve initial or final exchanges of amounts corresponding to the notional amounts.

        Most swap agreements entered into by an Investment Manager would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Investment Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Investment Fund is contractually obligated to make. If the other party to a swap defaults, the Investment Fund's risk of loss consists of the net amount of payments that the Investment Fund contractually is entitled to receive.

        The use of swaps is a highly specialized activity which involves special investment techniques and risks, including increased volatility and the credit risk associated with the counterparty to the derivative. These investments generally will be subject to transaction costs and other fees, which will reduce the value of the Fund's investment. In addition, if the Adviser or Investment Manager is incorrect in its forecasts of market values, interest rates or exchange rates, the performance of the Fund or Investment Fund may be adversely affected.

        To achieve investment returns equivalent to those achieved by an Investment Manager in whose investment vehicles the Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances.

        There can be no assurance that the Fund's indirect investment in an Investment Fund using these derivative instruments will have the same or similar results as a direct investment in the Investment Fund, and the Fund's value may decrease as a result of such indirect investment.

Lending Portfolio Securities

        Investment Managers may lend securities from their Investment Funds to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Investment Manager continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Investment Manager an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities by a Subadviser may not exceed 33-1/3% of the value of the Fund's total assets, and, in respect of such transactions, the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund might experience risk of loss if the institution with which the Investment Manager has engaged in a portfolio loan transaction breaches its agreement with the Investment Manager.

When-Issued, Delayed Delivery and Forward Commitment Securities

        To reduce the risk of changes in interest rates and securities prices, Investment Managers may purchase securities on a forward commitment or when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchase are fixed when an Investment Manager enters into the commitment, but the Investment Manager does not make payment until it receives delivery from the counterparty. The Investment Manager will commit to purchase such securities only with the intention of actually acquiring the securities, but the Investment Manager may sell these securities before the settlement date if it is deemed advisable.

        Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued or delayed delivery basis when an Investment Manager is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Investment Manager on a forward commitment basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Purchases of Non-Voting Securities

        In all or substantially all instances, the Fund expects to purchase a class of non-voting securities or enter into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investments in Investment Funds. For any Investment Fund where the Fund would be unable to do either of the foregoing (and the Fund does not anticipate that it would not be able to do so), it intends to limit its holdings of the relevant Investment Fund to less than 5% of the Investment Fund's voting securities.

        Where a separate non-voting security class is not otherwise available, the Fund would seek to create by contract the same result as owning a non-voting security class: namely, a security that affords the Fund, and each subsequent holder, no legal right to vote. This result would be accomplished through a written agreement between the Fund and the Investment Fund where the Fund irrevocably foregoes the right to vote, and does so in a manner that legally binds both the Fund and all subsequent holders. The agreement would grant the Investment Fund the right to enjoin any holder from voting. The agreement also will include a statement of the parties' intention that the agreement should be interpreted broadly to effect the parties' desire that the Fund's interest be identical to that of a separate non-voting class. In each instance, the Adviser will determine if the Fund will waive the Fund's voting rights. When it does so, the Adviser will consider only the interests of the Fund and not the interests of the Adviser or those of the Adviser's other clients. The waiver arrangement should benefit the Fund, as it will enable the Fund to invest in more interests of an Investment Fund that the Adviser believes is desirable, than the Fund would be able to if it were deemed to be an "affiliate" of the Investment Fund within the meaning of the 1940 Act. The Adviser believes that the use of this waiver arrangement will not affect the ability of other clients of the Adviser to invest in the same Investment Funds. The Fund has not established specific written procedures memorializing this process.

REPURCHASES AND TRANSFERS OF INTERESTS

Involuntary Repurchases

        The Fund may repurchase an Interest or portion of an Interest of an investor or any person acquiring an Interest or portion thereof from or through an investor if:

•	such an Interest or portion thereof has been transferred or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of an investor;

•	ownership of such an Interest by an investor or other person will cause the Fund to be in violation of, or require registration of any Interest or portion thereof under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•	continued ownership of such an Interest may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any investors to an undue risk of adverse tax or other fiscal consequences;

•	any of the representations and warranties made by an investor in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

•	it would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase such an Interest or portion thereof.

        The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund any Interest that it holds in its capacity as an investor. The Adviser is also entitled to withdraw its interests from its Special Advisory Account at the times described under "Management of the Fund—Incentive Allocation."

Transfers of Interests

        No person may become a substituted investor without the written consent of the Board, which consent may be withheld for any reason in the Board's sole and absolute discretion. Interests may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of an investor or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only in limited circumstances, generally in connection with a transfer that does not result in a change of beneficial ownership. By way of example, the following transfers will not be deemed to result in a change of beneficial ownership: transfers between investors having the same social security or tax identification number; transfers between spouses; transfers from individual to joint accounts; transfers from self-directed pension plans to IRA rollover accounts; and transfers from an individual to a revocable trust established by that individual. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability, including the requirement that any investor, or investor's equity owners in certain circumstances, (i) immediately after the time of purchase, has at least $750,000 under the discretionary investment management of UBS Americas and its affiliates or subsidiaries, (ii) at the time of purchase, has a net worth of more than $1.5 million, or (iii) at the time of purchase, meets the standard for a "qualified purchaser" in the 1940 Act and the rules thereunder, and must be accompanied by a properly completed Investor Certification.

        Any transferee meeting the eligibility requirements that acquires an Interest or portion thereof in the Fund by operation of law as the result of the death, dissolution, bankruptcy or incompetency of an investor or otherwise, will be entitled to the allocations and distributions allocable to the Interest so acquired and to transfer such Interest in accordance with the terms of the Fund's Limited Liability Company Agreement (the "LLC Agreement"), but will not be entitled to the other rights of an investor unless and until such transferee becomes a substituted investor as provided in the LLC Agreement. If an investor transfers an Interest or portion thereof with the approval of the Board, the Fund will promptly take all necessary actions to admit such transferee or successor to the Fund as an investor. Each investor and transferee is required to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such transfer. If such a transferee does not meet the investor eligibility requirements, the Fund reserves the right to repurchase its Interest.

        The LLC Agreement provides that each investor in the Fund has agreed to indemnify and hold harmless the Fund, the Directors, the Administrator, the Adviser, each other investor and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such investor in violation of these provisions or any misrepresentation made by such investor in connection with any such transfer.

        The Adviser may not transfer its interest as the Special Advisory Member.

DIRECTORS

        The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

        The Directors are not required to contribute to the capital of the Fund or hold interests in the Fund. Two of the Directors are not "interested persons" (as defined in the 1940 Act) of the Fund (collectively, the "Independent Directors") and perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

        The identity of the Directors and brief biographical information regarding each Director is set forth below.

--------------------------------------------------------------------------------------------------------------------------------

                                                                                              Number of        Other
                                                                                            Portfolios in     Trusteeships/
                              Term of Office and                                            Fund Complex    Directorships Held
Name, Age, Address and          Length of Time                Principal Occupation(s)        Overseen by       by Director
Position(s) with Fund              Served(1)                    During Past 5 Years          Director(2)   Outside Fund Complex
--------------------------------------------------------------------------------------------------------------------------------
                                                         INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------------------------------------------------------
George W. Gowen (77)           Term--Indefinite       Law partner of Dunnington,                13          None
UBS Financial Services Inc.      Length--since        Bartholow & Miller
51 West 52nd Street             Commencement of
New York, NY 10019                Operations
Director
--------------------------------------------------------------------------------------------------------------------------------
Stephen H. Penman (60)         Term--Indefinite       Professor of Financial Accounting         13          None
UBS Financial Services Inc.     Length--since         of the  Graduate School of
51 West 52nd Street              July 1, 2004         Business, Columbia University
New York, NY 10019
Director
--------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED DIRECTOR
--------------------------------------------------------------------------------------------------------------------------------
Meyer Feldberg (64)(3)         Term--Indefinite       Dean (Emeritus since March 2005) and      49          Director of:
UBS Financial Services Inc.      Length--since        Sanford C. Bernstein Professor of                     Primedia, Inc.,
51 West 52nd Street             Commencement of       Leadership and Ethics of the Graduate                 Federated Department
New York, NY 10019                Operations          School of Business, Columbia                          Stores, Inc.,
Director                                              University; Senior Advisor for                        Revlon, Inc. and
                                                      Morgan Stanley & Co. Incorporated since               SAPPI, Ltd.
                                                      March 2005
--------------------------------------------------------------------------------------------------------------------------------
                                                   OFFICER(S) WHO ARE NOT DIRECTORS
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 N/A        N/A
Douglas A. Lindgren (45)       Term--Indefinite       Managing Director of UBS Financial
UBS Financial Services Inc.    Length--since July     Services Inc. since July 2005; Prior
51 West 52nd Street                19, 2005           to July 2005, Managing Director and
New York, NY 10019                                    Head of Alternative Investments of
Principal Executive Officer                           United States Trust Company, N.A.
--------------------------------------------------------------------------------------------------------------------------------

Robert F. Aufenanger (53)      Term--Indefinite       Executive Director of UBS Alternative      N/A        N/A
UBS Financial Services Inc.   Length--since May 4,    Investments US since April 2007;
51 West 52nd Street                  2007             Prior to April 2007, Chief Financial
New York, NY 10019                                    Officer and Senior Vice President of
Principal Accounting Officer                          Alternative Investments Group of U.S.
                                                      Trust Corporation from 2003 - 2007;
                                                      Consultant to private equity funds from
                                                      2002 - 2003
--------------------------------------------------------------------------------------------------------------------------------

Frank S. Pluchino (47)         Term--Indefinite       Assistant Director of Compliance of UBS     N/A      N/A
UBS Financial Services Inc.    Length--since July     Financial Services Inc. since 2003;
51 West 52nd Street                19, 2005           Prior to 2003, Chief Compliance Officer
New York, NY 10019                                    of LibertyView Capital Management, Inc.,
Chief Compliance Officer                              an investment adviser, and LibertyView
                                                      Alternative Asset Management, Inc., an
                                                      NASD broker-dealer
--------------------------------------------------------------------------------------------------------------------------------

(1) The Fund commenced operations October 1, 2001.

(2) Of the 49 funds/portfolios in the complex, 36 are advised by an affiliate of UBS Financial Services Inc. and 13 comprise the UBS Financial Services Alternative Investments US (the "Alternative Investment Group") group of funds.

(3) Mr. Feldberg is an "interested person" of the Fund because he is an affiliated person of a broker-dealer with which the Alternative Investment Group's funds do business.

        The Directors serve on the Board for terms of indefinite duration. A Director's position in that capacity will terminate if such Director is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days' prior written notice to the other Directors, subject to waiver of notice, and may be removed either by vote of two-thirds of the Directors not subject to the removal vote or vote of the investors holding not less than two-thirds of the total number of votes eligible to be cast by all investors. In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to serve as a Director, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the investors. The Directors may call a meeting of investors to fill any vacancy in the position of a Director, and must do so within 60 days after any date on which Directors who were elected by the investors cease to constitute a majority of the Directors then serving. If no Director remains to manage the business of the Fund, the Adviser may manage and control the Fund, but must convene a meeting of investors within 60 days for the purpose of either electing new Directors or dissolving the Fund.

        The only standing committees of the Board are the Audit Committee and the Nominating Committee. The current members of each of the Audit Committee and the Nominating Committee are George W. Gowen and Stephen H. Penman, constituting all of the Independent Directors of the Fund. Mr. Penman currently is the Chairman of the Audit Committee. The function of the Audit Committee is (1) to oversee the Fund's accounting and financial reporting processes, the audits of the Fund's financial statements and the Fund's internal controls over, among other things, financial reporting and disclosure controls and procedures, (2) to oversee or assist in Board oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, and (3) to approve prior to appointment the engagement of the Fund's independent registered public accounting firm and review the independent registered public accounting firm's qualifications and independence and the performance of the independent registered public accounting firm. The Audit Committee met twice during the year ended December 31, 2006.

        The function of the Nominating Committee, pursuant to its adopted written charter, is to select and nominate persons for election as Directors of the Fund. The Nominating Committee reviews and considers, as the Nominating Committee deems appropriate after taking into account, among other things, the factors listed in the charter, nominations of potential Directors made by Fund management and by Fund investors who have sent to Nora M. Jordan, Esq., legal counsel for the Independent Directors, at c/o Davis Polk & Wardwell, 450 Lexington Avenue, New York, NY 10017, such nominations which include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Members, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. The Nominating Committee meets as is necessary or appropriate. The Nominating Committee did not meet during the year ended December 31, 2006.

        The following table sets forth the dollar range of each Director's ownership of equity securities of the Fund and other registered investment companies overseen by the Director within the Fund Complex, in each case as of December 31, 2006.

                                                                 Aggregate Dollar Range of Equity
                                                                   Securities of All Registered
                                 Dollar Range of Equity          Investment Companies Overseen
Name of Director                 Securities of the Fund          by the Director in Fund Complex
----------------                 ----------------------          --------------------------------

Meyer Feldberg                         None                             Over $100,000
George W. Gowen                        None                                 None
Stephen H. Penman                      None                                 None

        As of February 1, 2007, none of the Directors or their immediate family members owned beneficially or of record securities of the Adviser or other entity (other than a registered investment company), directly or indirectly controlling, controlled by, or under common control with the Adviser

Compensation

                                         Aggregate Compensation             Total Compensation From
                                           From Fund For the                Fund and Fund Complex For
                                            Fiscal Year Ended                 the Fiscal Year Ended
Name and Position with Fund                 December 31, 2006                   December 31, 2006
---------------------------              ----------------------             -------------------------

Meyer Feldberg                                   $10,000                         $134,750 (49)*
Director

George W. Gowen                                  $10,000                         $134,750 (13)*
Director

Stephen H. Penman                                $11,113                         $149,750 (13)*
Director

* Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Director served as of December 31, 2006. Mr. Feldberg received additional compensation directly from UBS Global Asset Management (US) Inc., an indirect affiliate of the Adviser, with respect to his service as an interested board member of funds advised by UBS Global Asset Management (US) Inc.

        The Directors will each be paid by the Fund an annual retainer of $7,500, per meeting fees of $500, and $250 in the case of telephonic meetings. In addition, the chairman of the Audit Committee will receive an additional annual fee of $15,000, split equally among the funds in the Alternative Investment Group, including the Fund. Directors are reimbursed by the Fund for their reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Fund.

CODE OF ETHICS

        The Fund, the Adviser and UBS Financial Services each have adopted, and any Subadviser will adopt, a code of ethics under Rule 17j-1 of the 1940 Act that permits its personnel, subject to the codes, to invest in securities, including securities that may be purchased or held by the Fund. These codes of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-5850. These codes are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES

        The Fund is a fund of funds that invests primarily in Investment Funds which have investors other than the Fund. The Fund may invest a majority of its assets in non-voting securities of Investment Funds.

        The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser, to vote the Fund's proxies in accordance with the Adviser's proxy voting guidelines and procedures. However, Investment Funds typically do not submit matters to investors for vote. If an Investment Fund submits a matter to the Fund for vote (and the Fund holds voting interests in the Investment Fund), the Adviser will vote on the matter in a way that it believes is in the best interest of the Fund and in accordance with the following proxy voting guidelines (the "Voting Guidelines"):

•	In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser's goal is to act prudently, solely in the best interest of the Fund.

•	The Adviser attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

•	The Adviser, absent a particular reason to the contrary, generally will vote with management's recommendations on routine matters. Other matters will be voted on a case-by-case basis.

        The Adviser applies its Voting Guidelines in a manner designed to identify and address material conflicts that may arise between the Adviser's interests and those of its clients before voting proxies on behalf of such clients. The Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting and assess their materiality:

•	The Adviser's employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of client accounts both as a result of an employee's personal relationships and due to special circumstances that may arise during the conduct of the Adviser's business, and (ii) to bring conflicts of interest of which they become aware to the attention of certain designated persons.

•	Such designated persons work with appropriate personnel of the Adviser to determine whether an identified conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. The Adviser shall maintain a written record of all materiality determinations.

•	If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.

•	If it is determined that a conflict of interest is material, the Adviser's legal department works with appropriate personnel of the Adviser to agree upon a method to resolve such conflict of interest before voting proxies affected by the conflict of interest. Such methods may include:

•	disclosing the conflict to the Fund's Board of Directors and obtaining the consent from Fund's Board of Directors before voting;

•	engaging another party on behalf of the client to vote the proxy on its behalf;

•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

•	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

•	The Adviser shall maintain a written record of the method used to resolve a material conflict of interest.

        Information regarding how the Adviser voted the Fund's proxies related to the Fund's portfolio holdings during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free at (800) 486-2608, and is available on the SEC's website at http://www.sec.gov.

INVESTMENT ADVISORY SERVICES; ADMINISTRATION SERVICES

The Adviser

        The Directors have engaged the Adviser to provide investment advice to, and manage the day-to-day business and affairs of, the Fund, in each case under the ultimate supervision of and subject to any policies established by the Board, pursuant to an investment advisory agreement entered into between the Fund and the Adviser, dated as of February 9, 2004 (the "Investment Advisory Agreement"). The Adviser allocates the Fund's assets and, thereafter, evaluates regularly each Investment Manager to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance is satisfactory. The Adviser may reallocate the Fund's assets among the Investment Managers, terminate existing Investment Managers and select additional Investment Managers, subject to the condition that selection of a new Subadviser requires approval of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from certain provisions of the 1940 Act. The Adviser will perform its duties subject to any policies established by the Directors. The Adviser, which was formed as a Delaware limited liability company on June 25, 1996, is a direct wholly-owned subsidiary of UBS Americas, Inc. ("UBS Americas"), which, in turn, is a wholly-owned subsidiary of UBS AG, a Swiss bank. The Adviser is registered as an investment adviser under the Advisers Act. UBS Financial Services, a wholly-owned subsidiary of UBS Americas, is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the New York Stock Exchange, Inc. and other principal securities exchanges.

        The offices of the Adviser are located at 51 West 52nd Street, New York, New York 10019, and its telephone number is (800) 486-2608. The Adviser or its designee maintains the Fund's accounts, books and other documents required to be maintained under the 1940 Act at 51 West 52nd Street, New York, New York 10019, or at such other place as designated by the Adviser.

        The Investment Advisory Agreement was initially approved by the Board, including each Independent Director, on July 25, 2001, and by vote of investors holding interests in the Fund on July 25, 2001. The Investment Advisory Agreement will continue automatically for successive one-year periods, if its continuance is approved annually by the Board, including a majority of the Independent Directors. The Investment Advisory Agreement may be terminated at any time by vote of the Board or by a vote of a majority of the Fund's outstanding voting securities on sixty days' written notice to the Adviser or by the Adviser on sixty days' written notice to the Fund. The Investment Advisory Agreement will terminate automatically in the event of its assignment within the meaning of the 1940 Act.

        The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence by the Adviser of its obligations to the Fund or reckless disregard of its obligations under the Investment Advisory Agreement, the Adviser and any member, director, officer or employee of the Adviser, or any of their affiliates, will not be liable to the Fund for any error of judgment, mistake of law or any act or omission by such person in connection with the performance of services to the Fund. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund or the Adviser, or any member, director, officer or employee of the Adviser, and any of their affiliates, against any liability or expense to which such person may be liable which arises in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations to the Fund.

        During the fiscal years ended December 31, 2006, December 31, 2005 and December 31, 2004, the Fund paid $4,446,379, $4,627,507 and $3,658,788, respectively, to the Adviser pursuant to the Investment Advisory Agreement.

The Administrator

        During the fiscal years ended December 31, 2006, December 31, 2005 and December 31, 2004, the Fund paid $371,289, $390,049 and $310,853, respectively, to the Administrator pursuant to the Administration Agreement.

Portfolio Management

        The Fund's Portfolio Managers manage multiple accounts for the Adviser, including registered closed-end funds and private domestic and offshore pooled investment vehicles.

        Potential conflicts of interest may arise because of the Portfolio Managers' management of the Fund and other accounts. For example, conflicts of interest may arise with the allocation of investment transactions and allocation of limited investment opportunities. Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Managers may have an incentive to allocate investments that are expected to increase in value to preferred accounts. Conversely, a Portfolio Manager could favor one account over another in the amount or the sequence in which orders to redeem investments are placed. The Portfolio Managers may be perceived to have a conflict of interest if there are a large number of other accounts, in addition to the Fund, that they are managing on behalf of the Adviser. In addition, each Portfolio Manager could be viewed as having a conflict of interest to the extent that one or more Portfolio Managers have an investment in accounts other than the Fund. The Adviser periodically reviews the Portfolio Managers' overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund.

        Other accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the Portfolio Managers may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts. The Portfolio Managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

        A potential conflict of interest may be perceived if the Adviser receives a performance-based advisory fee as to one account but not another, because a Portfolio Manager may favor the account subject to the performance fee, whether or not the performance of that account directly determines the Portfolio Manager's compensation.

        The Adviser's goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser monitors a variety of areas, including compliance with Fund guidelines. Furthermore, senior investment and business personnel at UBS Financial Services periodically review the performance of the Portfolio Managers.

        The Portfolio Managers' compensation is comprised primarily of a fixed salary and a discretionary bonus paid by UBS Financial Services or its affiliates and not by the Fund. A portion of the discretionary bonus may be paid in shares of stock or stock options of UBS AG, the ultimate parent company of the Adviser, subject to certain vesting periods. The amount of a Portfolio Manager's discretionary bonus, and the portion to be paid in shares or stock options of UBS AG, is determined by senior officers of UBS Financial Services. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of UBS Financial Services and its Alternative Investment Group; the overall performance of UBS AG; the profitability to UBS Financial Services derived from the management of the Fund and the other accounts managed by the Alternative Investment Group; the absolute performance of the Fund and such other accounts for the preceding year; contributions by the Portfolio Manager to assisting in managing the Alternative Investment Group; participation by the Portfolio Manager in training of personnel; and support by the Portfolio Manager generally to colleagues. The bonus is not based on a precise formula, benchmark or other metric.

        The following table lists the number and types of other accounts advised by the Fund's Portfolio Managers and approximate assets under management in those accounts as of the end of the Fund's most recent fiscal year.

Norman E. Sienko, Jr.
    Registered Investment Companies                 Pooled Accounts                        Other Accounts
Number of                                  Number of                             Number of
Accounts(1)          Assets Managed        Accounts(2)     Assets Managed        Accounts         Assets Managed
-----------          --------------        -----------     --------------        ---------        --------------
    7                 $2.14 billion            3             $165 million            0               N/A

Russell Sinder
    Registered Investment Companies                 Pooled Accounts                        Other Accounts
Number of                                 Number of                              Number of
Accounts(3)          Assets Managed       Accounts(2)      Assets Managed        Accounts         Assets Managed
-----------          --------------        -----------     --------------        ---------        --------------
    3                 $681 million             1             $27 million             0               N/A

Joseph M. Sciortino
    Registered Investment Companies                Pooled Accounts                         Other Accounts
Number of                                  Number of                              Number of
Accounts(3)           Assets Managed       Accounts(2)      Assets Managed        Accounts        Assets Managed
-----------           --------------        -----------     --------------        ---------       --------------
    3                  $681 million             1             $27 million             0              N/A
(1)	Of these accounts, 4 accounts with total assets of approximately $921 million charge performance-based advisory fees.

(2)	All of these accounts charge performance-based advisory fees.

(3)	Of these accounts, 1 account with total assets of approximately $281 million charges a performance-based advisory fee.

        None of the Fund's Portfolio Managers beneficially owns any interests in the Fund.

CONFLICTS OF INTEREST

The Adviser

        The Adviser and its affiliates manage the assets of registered investment companies, private investment funds and individual accounts (collectively, "Adviser Clients"). The Fund has no interest in these activities. In addition, the Adviser, its affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment partnerships, private investment companies or other investment vehicles in which the Fund will have no interest.

        The Adviser or its affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular Adviser Client or for itself or its officers, directors, partners, members or employees, but not for the Fund. Situations may arise in which the Adviser, its affiliates or Adviser Clients have made investments which would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The investment activities of the Adviser, its affiliates and any of their respective officers, directors, partners, members or employees may disadvantage the Fund in certain situations, if, among other reasons, the investment activities limit the Fund's ability to invest in an investment vehicle.

        Investment decisions for the Fund are made independently from those of Adviser Clients. If, however, the Fund desires to invest in the same Investment Fund as an Adviser Client, the available investment will be allocated equitably. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Adviser Clients, in all investments. In some cases, these investments may be on terms different than, and sometimes more favorable than, an investment made on behalf of the Fund. In addition, this procedure may adversely affect the amount the Fund will be able to invest in the Investment Fund.

        The officers or employees of the Adviser will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity among the Fund and Adviser Clients. The Adviser and its officers and employees will devote so much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

        UBS Financial Services acts as the principal placement agent for the Fund, without special compensation from the Fund. The Adviser and this placement agent intend to compensate the placement agent's or its affiliates' financial advisors, as well as third-party securities dealers and other industry professionals, for their ongoing servicing of clients with whom they have placed interests in the Fund and such compensation will be based upon a formula that takes into account the amount of client assets being serviced as well as the investment results attributable to the clients' assets in the Fund. Additionally, these entities, at their discretion, may charge investors placement fees based on the purchase price of Fund interests being purchased. See "Capital Accounts" and "Plan of Distribution," each in the Fund's prospectus.

        UBS Financial Services or its affiliates may provide brokerage, investment banking and other financial or advisory services from time to time to one or more accounts or entities managed by the Investment Managers or their affiliates, including the Investment Funds, and may receive compensation for providing these services. These relationships could preclude the Fund from engaging in certain transactions and could constrain the Fund's investment flexibility. (All Investment Funds and other accounts managed by the Investment Managers or their affiliates, excluding the Fund, are referred to collectively as the "Investment Manager Accounts.")

        The Adviser, its affiliates or Adviser Clients may have an interest in an account or investment vehicle managed by, or enter into relationships with, an Investment Manager or its affiliates on terms different, and potentially more favorable, than an interest in the Fund. In addition, the Investment Managers may receive research products and services in connection with the brokerage services that the Adviser and its affiliates may provide from time to time to one or more Investment Manager Accounts or to the Fund.

        UBS AG or its affiliates may lend to issuers of securities that are owned by the Fund or that are owned by the Investment Funds, or to affiliates of those issuers, or may receive guarantees from the issuers of those securities. In making and administering such loans, UBS AG or its affiliates may take actions, including restructuring a loan, foreclosing on the loan, requiring additional collateral from an issuer, charging significant fees and interest to the issuer, placing the issuer in bankruptcy, or demanding payment on a loan guarantee, that may be contrary to the interests of the Fund. If that happens, the security issued by the borrower or the guarantor or the affiliate that is owned by the Fund or the Investment Funds may lose some or all of its value.

Pertaining to Subadvisers

        To the extent Subadvisers are engaged to manage the Fund's assets, the following potential conflicts of interest also may be relevant:

        Participation in Investment Opportunities. Each Subadviser expects to employ an investment program for its Investment Fund that is substantially similar to the investment program that will be employed by the Subadviser for its Investment Manager Accounts. Accordingly, as a general matter, the Subadviser will consider participation by the Fund in all appropriate investment opportunities that are under consideration for investment by the Subadviser for its Investment Manager Accounts. There may be, however, circumstances under which a Subadviser will cause its Investment Manager Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Subadviser will commit the Fund's assets. There also may be circumstances under which a Subadviser will consider participation by its Investment Manager Accounts in investment opportunities in which the Subadviser does not intend to invest on behalf of the Fund, or vice versa.

        Each Subadviser is expected to evaluate a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for its respective Investment Fund or Investment Manager Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment strategy of the particular entity or account. Because these considerations may differ for the Investment Fund and relevant Investment Manager Accounts in the context of any particular investment opportunity, the investment activities of the Investment Fund and Investment Manager Accounts may differ considerably from time to time. In addition, the fees and expenses of the Investment Fund will differ from those of the Investment Manager Accounts and the Fund. Accordingly, prospective investors should note that the future performance of the Subadviser and the Investment Manager Accounts will vary.

        When a Subadviser determines that it would be appropriate for its respective Investment Fund and one or more of its Investment Manager Accounts to participate in an investment opportunity at the same time, the Subadviser will attempt to aggregate, place and allocate orders on a basis that it believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that each Investment Fund participate, or participate to the same extent as the Investment Manager Accounts, in all trades. However, no participating entity or account will receive preferential treatment over any other and the Subadviser will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders.

        Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the Subadvisers for the Investment Manager Accounts. These situations may be based on, among other things: (1) legal restrictions on the combined size of positions that may be taken for the Investment Funds and the Investment Manager Accounts, thereby limiting the size of the Fund's position; (2) the difficulty of liquidating an investment for the Investment Funds and the Investment Manager Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, each Subadviser may be legally restricted from entering into a "joint transaction" (as defined in the 1940 Act) with its Investment Fund or Investment Manager Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See "—Other Matters."

        Each Investment Manager, whether or not it is acting as a Subadviser, and its principals, officers, employees and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Investment Manager that are the same, different or made at a different time than positions taken for the Fund.

        Other Matters. Except in accordance with applicable law, no Subadviser is permitted to buy securities or other property from, or sell securities or other property to, its respective Investment Fund. However, the Investment Fund may effect certain principal transactions in securities with one or more Investment Manager Accounts, except for accounts in which the Subadviser or any affiliate thereof serves as a general partner or in which it has a financial interest, other than an interest that results solely from the Subadviser's appointment as an investment adviser to the account. These transactions would be made in circumstances where the Subadviser has determined it would be appropriate for the Investment Fund to purchase and an Investment Manager Account to sell, or the Investment Fund to sell and an Investment Manager Account to purchase, the same security or instrument on the same day. Future investment activities of the Investment Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing may give rise to additional conflicts of interest.

TAX ASPECTS

        The following is a summary of certain aspects of the income taxation of the Fund and its investors which should be considered by a prospective investor. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any tax issues other than the characterization of the Fund as a partnership which is not a "publicly traded partnership" for Federal income tax purposes.

        This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change (possibly with retroactive effect). Except as otherwise noted below, this summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor, to all investors that acquire Interests other than for cash or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

        To ensure compliance with requirements imposed by the U.S. Treasury Department in Circular 230, you are hereby informed that (i) any tax advice contained in this SAI or the prospectus (including any opinion of counsel referred to in this SAI or the prospectus) is not intended or written to be used, and cannot be used, by any taxpayer for the purpose of avoiding penalties under the Code, (ii) any such advice is written to support the promotion or marketing of the transactions or matters addressed herein and in the prospectus (and in any such opinion of counsel), and (iii) each investor and potential investor should seek advice based on its particular circumstances from an independent tax advisor.

        In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the prospectus and this SAI regarding liquidity and other financial matters to ascertain whether the investment objective of the Fund is consistent with their overall investment plans. Each prospective tax-exempt investor is urged to consult its own counsel regarding the acquisition of Interests.

Tax Treatment of Fund Operations

        Classification of the Fund. The Fund has received an opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

        Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market, or the substantial equivalent thereof. Interests in the Fund are not traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market, or the substantial equivalent thereof. The Fund is not eligible for any of those safe harbors.

        The Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market, or the substantial equivalent thereof. Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Regulations. Counsel to the Fund has rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704 and the text of the Regulations, Interests in the Fund are not readily tradable on a secondary market, or the substantial equivalent thereof, and, therefore, the Fund is not treated as a publicly traded partnership taxable as a corporation.

        Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes, as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise, the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain repurchases of Fund Interests, would be treated as dividend income when received by the investors to the extent of the Fund's current or accumulated earnings and profits; and investors would not be entitled to report profits or losses realized by the Fund.

        Unless otherwise indicated, references in the following discussion to the tax consequences of Fund investments, activities, income, gain and loss, include the direct investments, activities, income, gain and loss of the Fund, and those indirectly attributable to the Fund as a result of it being a member or a partner of an Investment Fund.

        As an entity that is properly classified as a partnership, the Fund is not itself subject to Federal income tax. For Federal income tax purposes, each investor will be treated as a partner of the Fund and, as such, will be taxed upon its distributive share of each item of the Fund's income, gain, loss and deductions (including such items allocated to the Fund from investments in other partnerships) for each taxable year of the Fund ending with or within the investor's taxable year. Each item will have the same character to an investor, and will generally have the same source (either United States or foreign), as though the investor realized the item directly. Investors must report these items regardless of the extent to which, or whether, the Fund or investors receive cash distributions for such taxable year, and thus may incur income tax liabilities unrelated to any distributions to or from the Fund.

        Allocation of Profits and Losses. Under the LLC Agreement, the Fund's net capital appreciation or net capital depreciation for each fiscal period is allocated among the investors and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for Federal income tax purposes. The LLC Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the investors pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund's net capital appreciation or net capital depreciation allocated to each investor's capital account for the current and prior fiscal years.

        The Fund may invest in Investment Funds that have taxable years that differ from the Fund's taxable year. This may result in a mismatching between the Fund's capital appreciation or depreciation for a fiscal period attributable to such Investment Funds, and the amount of taxable income or loss actually recognized by the Fund for such fiscal period attributable to such Investment Funds. This mismatch may cause entering or withdrawing investors to be allocated more or less ordinary income or capital gain for income tax purposes than would be the case if such Investment Funds and the Fund had the same taxable year.

        The Adviser has the discretion to allocate specially (i) an amount of the Fund's capital gains or losses, including short-term capital gain or loss, for Federal income tax purposes to a withdrawing investor to the extent that the investor's capital account exceeds or is less than its Federal income tax basis in its Interest in the Fund, and (ii) an amount of the Fund's capital gains, including short-term capital gains, for Federal income tax purposes to the Special Advisory Member to the extent that the Special Advisory Member's capital account exceeds its Federal income tax basis in its Interest in the Fund. There can be no assurance that, if the Adviser makes either such special allocation, the Service will accept such allocation. If such a special allocation were successfully challenged by the Service, the Fund's tax items allocable to the remaining investors would be affected.

        Tax Elections; Returns; Tax Audits. The Code provides for optional adjustments to the basis of partnership property under Code Section 734 in connection with distributions of partnership property to a partner and under Code Section 743 in connection with transfers of partnership interests, including by reason of death, provided that a partnership election has been made pursuant to Section 754. Any such election, once made, cannot be revoked without the Service's consent. The actual effect of any such election may depend on whether any Investment Fund also makes such an election. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Fund does not presently intend to make such election.

        A downward adjustment to the basis of partnership property under Code Section 734 is required in the case of a distribution of cash or property by a partnership to a partner with respect to which there is a "substantial basis reduction". A substantial basis reduction occurs in connection with a distribution of cash or property by a partnership to a partner if the distribution would result in a downward adjustment of more than $250,000 to the basis of partnership property under Code Section 734 if an election under Code Section 754 were in effect. For example, a substantial basis reduction will occur, and, accordingly, the Fund will be required to reduce the basis of its property, if an investor recognizes a loss in an amount greater than $250,000 upon the tender of its entire Interest in the Fund for repurchase. The Code further provides generally for mandatory downward adjustments to the basis of partnership property under Code Section 743 in the case of a transfer of a partnership interest if the partnership has a "substantial built-in loss" immediately after such transfer. A substantial built-in loss exists if the partnership's adjusted basis in its property exceeds the fair market value of the property by more than $250,000. An "electing investment partnership" is not treated as having a substantial built-in loss, and thus is not required to make basis adjustments to partnership property under Code Section 743, in the case of a transfer of a partnership interest. The Fund does not anticipate that it will qualify as an electing investment partnership and can provide no assurance as to whether any given Investment Fund will qualify as an electing investment partnership. To implement the above described mandatory basis adjustments, the Fund may request an investor in appropriate circumstances to provide the Fund with information regarding its adjusted tax basis in its Interests.

        The Adviser decides how to report the Fund's tax items on the Fund's tax returns, and all investors are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. In the event the income tax returns of the Fund are audited by the Service, the tax treatment of the Fund's income and deductions generally is determined at the Fund level in a single proceeding rather than by individual audits of the investors. The Adviser is designated as the Fund's "Tax Matters Partner" in the LLC Agreement. As such, it has considerable authority to make decisions affecting the tax treatment and procedural rights of all investors. In addition, the Tax Matters Partner has the authority to bind certain investors to settlement agreements and the right on behalf of all investors to extend the statute of limitations relating to the investors' tax liabilities with respect to the Fund's tax items.

Tax Consequences to a Withdrawing Investor

        An investor who tenders its entire Interest to the Fund for repurchase generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such investor (consisting of the 95% initial payment and the principal payment under the note) and such investor's adjusted tax basis in its Interest. Gain, if any, will be recognized by a tendering investor only as and after the total proceeds received by such investor exceed the investor's adjusted tax basis in its Interest. A loss, if any, may be recognized only after the tendering investor has received payment under the note. Such capital gain or loss will be short-term, long-term, or some combination of both, depending upon the timing of the investor's contributions to the Fund.

        However, a withdrawing investor will recognize ordinary income to the extent such investor's allocable share of the Fund's "unrealized receivables" exceeds the investor's basis in such unrealized receivables, as determined pursuant to the Regulations. For these purposes, unrealized receivables in respect of a withdrawing investor include, among other items, any market discount bonds or short-term obligations held by the Fund to the extent of the amounts which would be treated as ordinary income if such bonds or obligations had been sold by the Fund. An investor receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such investor's adjusted tax basis in its Interest in the Fund.

        As discussed above, the Adviser may specially allocate items of Fund capital gain or loss, including short-term capital gain and long-term capital loss, to a withdrawing investor to the extent its liquidating distribution would otherwise exceed or be less than, as the case may be, its adjusted tax basis in its Fund Interest. Such a special allocation of gain may result in the withdrawing investor recognizing capital gain, which may include short-term capital gain, in the investor's last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the taxable year in which it receives its liquidating distribution upon withdrawal. Such a special allocation of loss may result in the withdrawing investor recognizing capital loss, which may include long-term capital loss, in the investor's last taxable year in the Fund, thereby reducing the amount of short-term capital loss recognized during the tax year in which it received its liquidating distribution upon withdrawal.

Distribution of Property

        A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of Section 731(c)(3)(C)(iii). The Fund will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if an investor is an "eligible partner," which term should include an investor whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.

Tax Treatment of Fund Investments

         In General. The Fund in its own right directly or through the Investment Funds expects to act as a trader, or investor or both, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation. If, contrary to expectations, the Fund were to be characterized, for tax purposes, as a dealer (or should for other reasons be comparably treated), transactions which would otherwise qualify for capital gain or loss treatment (as discussed below) may result in ordinary income or loss.

        Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income and certain other transactions described below, the Fund expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. See "Currency Fluctuations—‘Section 988' Gains or Losses" below and certain other transactions described below. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. In certain circumstances, if the issuer of a security held by the Fund engages in a reorganization transaction, the Fund may be treated as disposing of the security in a taxable transaction at the time of the reorganization, depending on certain factors relating to the reorganization, the nature of the security and the nature of the consideration received for the security in the reorganization. Accordingly, the timing of the Fund's dispositions of its securities may be affected by factors beyond its control. Further, the application of certain rules relating to short sales, to constructive sales, to so-called "straddle" and "wash sale" transactions, to "Section 1256 contracts," to certain hedge transactions and the marking to market of positions under Section 475 of the Code (See "Possible ‘Mark-to-Market' Election" below) may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses.

        Under the Code, the maximum ordinary income tax rate for individuals is 35%. However, a legislative "sunset" provision will result in the top rate being restored to 39.6% in calendar year 2011. Under the Code, however, certain dividend income recognized in taxable years beginning before January 1, 2011 will be taxable at a preferential maximum rate of 15%.

        The maximum individual income tax rate for long-term capital gains generally is 15% for gains recognized before January 1, 2011 (and 20% for gains recognized thereafter), unless the taxpayer elects to be taxed at ordinary rates. In any case, the actual rate imposed on income and gains may be higher due to the phase out of certain tax deductions, exemptions and/or credits. See "Limitation on Deductibility of Interest and Short Sale Expenses" below. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. Capital losses of an individual taxpayer generally may not be carried back but may be carried forward indefinitely. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years, subject to certain limitations, and carried forward five years.

        The Fund may realize ordinary income from accruals of interest and dividends on securities. The Fund through the Investment Funds may hold debt obligations with "original issue discount." In such case, the Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Fund through the Investment Funds also may acquire debt obligations with "market discount." Upon disposition of such an obligation, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held. The Fund may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving derivative instruments, such as swap transactions, also may constitute ordinary income or loss, and in certain cases, such income may be recognizable prior to the receipt of cash associated with such income. In addition, periodic amounts payable by the Investment Funds in connection with equity swaps, interest rate swaps, other swaps, caps, floors and collars likely would be considered "miscellaneous itemized deductions" which, for a noncorporate investor, may be subject to restrictions on their deductibility. See "Deductibility of Fund Investment Expenditures by Noncorporate Investors and Certain Other Expenditures" below. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.(1)

______________________

1  Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property, whether or not actively traded, and entering into a contract to sell such property, or substantially identical property, at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in the Regulations.

        Currency Fluctuations—"Section 988" Gains or Losses. The amount of gain or loss on securities denominated in a foreign currency frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on the disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the taxpayer accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the taxpayer actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

        As indicated above, the Fund through the Investment Funds may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as "Section 1256 Contracts" (see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, if the Fund acquires currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the Fund with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands of the Fund and is not a part of a straddle transaction and (ii) the Fund makes an election (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

        Section 1256 Contracts. In the case of "Section 1256 Contracts," the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. Under these rules, Section 1256 Contracts, which include certain regulated futures contracts, foreign currency forward contracts and certain options contracts, held at the end of each taxable year are treated for Federal income tax purposes as if they were sold by the holder for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales, known as "marking to market," together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the holder in computing its taxable income for such year. If a Section 1256 Contract held at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

        With certain exceptions, capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. See "Currency Fluctuations—‘Section 988' Gains or Losses." If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on "Section 1256 Contracts" may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on "Section 1256 Contracts." A Section 1256 Contract does not include any "securities futures contract" or any option on such a contract, other than a "dealer securities futures contract" (See "Certain Securities Futures Contracts").

        Certain Securities Futures Contracts. Generally, a securities futures contract is a contract of sale for future delivery of a single security or a narrow-based security index. Any gain or loss from the sale or exchange of a securities futures contract (other than a "dealer securities futures contract") is treated as gain or loss from the sale or exchange of property that has the same character as the property to which the contract relates has (or would have) in the hands of the taxpayer. If the underlying security would be a capital asset in the taxpayer's hands, then gain or loss from the sale or exchange of the securities futures contract would be capital gain or loss. Capital gain or loss from the sale or exchange of a securities futures contract to sell property (i.e., the short side of a securities futures contract) generally will be short-term capital gain or loss.

        A "dealer securities futures contract" is treated as a Section 1256 Contract. A "dealer securities futures contract" is a securities futures contract, or an option to enter into such a contract, that (1) is entered into by a dealer (or, in the case of an option, is purchased or granted by the dealer) in the normal course of its trade or business activity of dealing in the contracts and (2) is traded on a qualified board of trade or exchange.

        Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts.

        Pursuant to Temporary Regulations, the Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules generally require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. Daily accounts of net gains and net losses attributable to non-Section 1256 Contracts generally are characterized as short-term capital gain or loss, while daily accounts of net gains and net losses attributable to Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. At the end of a taxable year, annual net gains or net losses from the mixed straddle account(s) are recognized for tax purposes. At such time, the daily accounts of net gains and net losses related to a particular mixed straddle account are netted, and then are further netted with the annual net gains and net losses from other mixed straddle accounts. Notwithstanding the character rules set forth above, no more than 50% of the total annual net gains attributable to the mixed straddle accounts for a taxable year may be treated as long-term capital gain, and no more than 40% of the total annual net losses attributable to the mixed straddle accounts for a taxable year may be treated as short-term capital loss. The mixed straddle account election is generally effective only for the taxable year for which the election is made. Accordingly, the Fund may elect to make the mixed straddle election for certain taxable years and not for other taxable years. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that any given mixed straddle account election by the Fund will be accepted by the Service.

        Possible "Mark-to-Market" Election. To the extent that an Investment Fund is directly engaged in a trade or business as a trader in "securities," it may elect under Section 475 of the Code to "mark-to-market" the securities held in connection with such trade or business. Under any such election, securities held by that Investment Fund, as the case may be, at the end of each taxable year would be treated as if they were sold for their fair market value on the last day of such taxable year, and gains or losses recognized thereon would be treated as ordinary income or loss. Moreover, even if an Investment Fund determines that its securities activities constitute trading rather than investing, there can be no assurance that the Service will agree, in which case the Investment Fund may not be able to mark-to-market its positions.

        Short Sales/Constructive Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the taxpayer's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the taxpayer for more than one year. These rules may also terminate the running of the holding period of "substantially identical property" held by the taxpayer.

        Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

        Constructive Ownership Transactions. The Fund may indirectly gain exposure to Investment Funds and other "pass-thru" investment vehicles through the use of certain derivatives (including long positions in a notional principal contract, forward or futures contracts, the simultaneous holding of a call option and granting of a put option with substantially equal strike prices and maturity dates, and other similar derivatives that may be prescribed under future Treasury Regulations). If the Fund enters into a derivative transaction of this kind, any long-term capital gain from the derivative will be recharacterized as ordinary income to the extent the gain exceeds the long-term capital gain the Fund would have realized had it held the relevant Investment Fund or pass-thru investment vehicle directly. Further, the portion of the gain which is recharacterized as ordinary income will be treated as having accrued over the term of the relevant derivative such that an investor in the Fund, for a taxable year that such a derivative transaction is outstanding, may incur an interest charge with respect to any underpayment of tax that would have resulted had the ordinary income been included on the investor's tax return for such year.

        Effect of Straddle Rules on Investors' Securities Positions. The Service may treat certain positions in securities held, directly or indirectly, by an investor and its indirect interest in similar securities held by the Fund as "straddles" for Federal income tax purposes. In addition, investments by the Fund in particular combinations of Investment Funds may also be treated as a "straddle." The application of the "straddle" rules in such a case could affect an investor's and/or the Fund's holding period for the securities involved and may defer the recognition of losses with respect to such securities.(2)

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2  The Fund will not generally be in a position to furnish to investors information regarding the securities positions of its Investment Funds which would permit an investor to determine whether its transactions in securities, which are also held by such Investment Funds, should be treated as offsetting positions for purposes of the straddle rules.

        Lending Portfolio Securities. If the Fund lends securities from its portfolio to brokers, dealers and other financial institutions, the Fund will not recognize gain or loss, either when the securities are transferred to the borrower or when they are returned to the Fund, provided that, under the terms of the lending agreement (i) the borrower is required to return securities identical to the securities loaned and make payments to the Fund of amounts equivalent to all interest, dividends, and other distributions ("substitute payments") which the Fund, as owner of the securities, is entitled to receive during the term of the lending transaction, and (ii) the Fund's risk of loss or opportunity for gain with respect to the loaned securities is not reduced. Proposed Treasury regulations would require that the lending agreement be in writing and that the agreement be terminable by the Fund upon notice of not more than five business days.

        The substitute payments received by the Fund are sourced (either U.S. source or foreign source) by reference to the source of the payments (dividend or interest) they replace. Subject to special rules relating to substitute dividends on the stock of certain domestically-controlled regulated investment companies and real estate investment trusts, substitute interest or dividend payments generally have the same character as interest or dividend income, respectively, for purposes of determining the tax liability of and withholding of taxes with respect to a foreign person and the application of income tax treaties. Proposed Treasury regulations indicate that for other purposes the substitute payments shall be treated as a fee for the temporary use of property, and not as interest or dividend income. Accordingly, for other purposes, including the dividends received deduction, the application of preferential rates applicable to certain dividends, and the foreign tax credit provisions, the substitute payments may not be treated as interest and dividends. Nevertheless, any substitute payments made to the Fund enjoy the same general exemption from unrelated business taxable income as the interest and dividends they replace so long as the lending agreement contains certain provisions, including reasonable procedures to implement the borrower's obligation to furnish the Fund with collateral that at all times has a value at least equal to the value of the loaned securities.

        Modifications and Reorganization Exchanges of Distressed Debt Securities. To the extent there is a "substantial modification" of a debt security held by the Fund (including through an Investment Fund), pursuant to a workout or otherwise, the Fund will be treated as exchanging the pre-modification debt security for a new debt security having the terms of the modified security. The Fund generally will be required to recognize gain or loss upon the deemed exchange equal to the difference between the issue price of the post-modification instrument and the Fund's basis in the pre-modification debt security (which may have been purchased at a discount). Further, in certain circumstances, if the issuer of a security held by the Fund (including through an Investment Fund) engages in a reorganization transaction, the Fund may be treated as disposing of the security in a taxable transaction at the time of the reorganization, depending on certain factors relating to the reorganization, the nature of the security and the nature of the consideration received for the security in the reorganization. At the time of either a taxable deemed exchange upon modification of a debt security or a taxable exchange of a debt security pursuant to a reorganization of the issuer of such security, however, the Fund may not have any cash receipts associated with any gains recognized upon the deemed exchange or reorganization exchange. Each investor will be required to pay all applicable Federal and state income taxes with respect to its share of any such gains even though, as described above, the Fund does not intend to make periodic distributions of its net income or gains, if any, to investors for such purpose.

        Limitation on Deductibility of Interest and Short Sale Expenses. For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, any long-term capital gain, and any dividend income eligible for taxation at preferential rates, are excluded from net investment income unless the taxpayer elects to pay tax on such amounts at ordinary non-preferential income tax rates.

        For purposes of this provision, the Fund's activities (other than certain activities that are treated as "passive activities" under Section 469 of the Code) will be treated as giving rise to investment income for an investor, and the investment interest limitation would apply to a noncorporate investor's share of the interest and short sale expenses attributable to the Fund's operation. In such case, a noncorporate investor would be denied a deduction for all or part of that portion of its distributive share of the Fund's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund. An investor that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate investor on money borrowed to finance its investment in the Fund. Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

        Limitations also may apply with respect to interest deductions on indebtedness of the Fund and/or the investor that is incurred or continued to purchase or carry a "market discount" obligation.

        Deductibility of Fund Investment Expenditures by Noncorporate Investors and Certain Other Expenditures. Investment expenses (e.g. investment advisory fees) of an individual, trust or estate are deductible only to the extent that such expenses exceed 2% of adjusted gross income.(3) In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount, for 2007, $156,400 or $78,200 for a married person filing a separate return, to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses, along with certain other itemized deductions, exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year.(4) Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

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3  However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. There is a disagreement among various federal Courts of Appeal on the question of whether the investment advisory fees incurred by a trust are exempt (under Section 67(e)) from the 2% of adjusted gross income floor on deductibility. Investors that are trusts or estates should consult their tax advisers as to the applicability of these cases to the investment expenses that are allocated to them.

4  Under the Code, the limitation on itemized deductions just described was reduced starting in calendar year 2006, will be further reduced in subsequent years, and will be completely eliminated in 2010. However, a legislative "sunset" provision will result in this limitation on itemized deductions being fully restored in 2011.

        Pursuant to Temporary Regulations issued by the Treasury Department, these limitations on deductibility should not apply to a noncorporate investor's share of the expenses of the Fund to the extent that such expenses are allocable to an Investment Fund that is considered to be in a trade or business within the meaning of the Code. These limitations will apply, however, to a noncorporate investor's share of the investment expenses of the Fund to the extent that such expenses are allocable to an Investment Fund that is not considered to be in a trade or business within the meaning of the Code.

        Although the Fund intends to treat the trade or business related expenses and any incentive-based allocations as not being subject to the foregoing limitations on deductibility, there can be no assurance that the Service will not treat such items as investment expenses which are subject to the limitations.

        The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate investors should consult their tax advisers with respect to the application of these limitations.

        No deduction is allowed for sales loads paid by an investor to acquire an Interest in the Fund; instead any such fees will be included in the investor's adjusted tax basis for its Interest in the Fund.

        Section 470 of the Code may defer certain deductions of the Fund to the extent any direct or indirect investors of the Fund are tax-exempt persons, non-U.S. persons, and/or any domestic government organizations or instrumentalities thereof. If applicable, this Code Section could have an adverse effect on taxable investors in the Fund. There is some uncertainty regarding the scope of Code Section 470 and its applicability to the Fund, which may be addressed in future guidance or legislation. Investors should consult their tax advisers regarding the consequences of Code Section 470 with respect to an investment in the Fund.

        Application of Rules for Income and Losses from Passive Activities. The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Fund's securities investment and trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against an investor's share of income and gain from the Fund. Income or loss attributable to investments in partnerships engaged in a trade or business may constitute passive activity income or loss.

        Application of Basis and "At Risk" Limitations on Deductions. The amount of any loss of the Fund that an investor is entitled to include in its income tax return is limited to its adjusted tax basis in its Interests as of the end of the Fund's taxable year in which such loss occurred. Generally, an investor's adjusted tax basis for its Interests is equal to the amount paid for such Interests, increased by the sum of (i) its share of the Fund's liabilities, as determined for Federal income tax purposes, and (ii) its distributive share of the Fund's realized income and gains, and decreased (but not below zero) by the sum of (i) distributions (including decreases in its share of Fund liabilities) made by the Fund to such investor and (ii) such investor's distributive share of the Fund's realized losses and expenses.

        Similarly, an investor in the Fund that is subject to the "at risk" limitations (generally, non-corporate taxpayers and closely held corporations) may not deduct losses of the Fund to the extent that they exceed the amount such investor has "at risk" with respect to its Interests at the end of the year. The amount that an investor has "at risk" will generally be the same as its adjusted basis as described above, except that it will generally not include any amount attributable to liabilities of the Fund or any amount borrowed by the investor on a non-recourse basis.

        Losses denied under the basis or "at risk" limitations are suspended and may be carried forward in subsequent taxable years, subject to these and other applicable limitations.

        "Phantom Income" from Certain Foreign Equity Investments. As discussed in more detail below, pursuant to various "anti-deferral" provisions of the Code (the "Subpart F," and "passive foreign investment company" ("PFIC") provisions), investments, if any, by the Fund through the Investment Funds in certain foreign corporations may cause an investor to (i) recognize taxable income prior to the Fund's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as capital gain.

        Passive Foreign Investment Companies. A foreign corporation is classified as a PFIC for United States federal income tax purposes if either (i) 75% or more of its gross income is passive income for the taxable year, or (ii) on average for the taxable year 50% or more (by value or, in certain cases, by adjusted basis) of its assets produce or are held for the production of passive income. Generally, if a foreign corporation is a PFIC as well as a "controlled foreign corporation" ("CFC"), it will not be treated as a PFIC with respect to a United States person for the portion of that person's holding period during which that person is a "United States shareholder" (as defined below) and the corporation is a CFC. See "Controlled Foreign Corporations" below.

        If a foreign corporation is a PFIC at any time during a United States person's holding period for stock in the PFIC, certain distributions with respect to, and gain upon the disposition of, the PFIC stock generally will be taxed at the time of the distribution or disposition as if the income or gain were ratably allocated over the United States person's holding period for the PFIC stock. The amount allocated to the year of the distribution or disposition or to years prior to the corporation becoming a PFIC are treated as ordinary income, and the amounts allocated to earlier years for which the corporation was a PFIC are taxed at the highest rate applicable to individuals or corporations, as the case may be, for the taxable year to which the income is allocated. Further, the tax on an amount allocated to such an earlier year is subject to an interest charge which accrues from the due date of the return for that earlier year.

        The above rules relating to distributions and dispositions generally will not apply if (i) the United States person elects to treat the PFIC as a qualified electing fund (a "QEF election") for all taxable years that such person held the stock and the corporation was a PFIC, or (ii) the stock in the PFIC is "marketable stock" for which a mark-to-market election is made. If a QEF election is made, a United States person generally will pay tax currently on its pro-rata share of the PFIC's ordinary earnings and net capital gains (at ordinary income and capital gains rates, respectively), even if no dividends are actually paid. If the mark-to-market election is made, United States persons generally account for changes in the value of the PFIC stock on an annual basis as ordinary income or loss.

        It should be noted that dividends paid by a PFIC are not eligible for taxation at preferential rates that apply to certain dividends from domestic corporations and certain other foreign corporations.

        Because the determination of whether a foreign corporation is a PFIC is made annually on the basis of facts and circumstances that may be beyond the Fund's control or information, there can be no assurance that the Fund will not invest in a foreign corporation that is a PFIC. Further, in the event the Fund does invest in a corporation that is or becomes a PFIC, there can be no assurance that the Fund will have sufficient information to, or will, make a QEF election with respect to the PFIC or that a mark-to-market election can or will be made with respect to the PFIC stock.

        Controlled Foreign Corporations. Certain United States persons who hold stock in a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during a taxable year must include in their income their pro rata share of certain of the CFC's "Subpart F income" for the year, regardless of whether any portion of such income is distributed by the CFC to such shareholders. Subpart F income generally includes income or gain derived from portfolio-type investments, as well as rents and royalties (other than those derived from the active conduct of a trade or business, as defined in the Regulations). Subpart F income also includes certain income attributable to the sale of personal property or the provision of services between the CFC and a related corporation.

        A CFC is any non-United States corporation in which "United States shareholders" own, directly or indirectly, more than 50% of either (a) the total combined voting power of all classes of voting stock or (b) the total value of the stock. For this purpose, a "United States shareholder" is a United States citizen, resident, partnership or domestic corporation that owns, directly or indirectly, 10% or more of the total combined voting power of all classes of the corporation's voting stock. As a result, the Fund will be a "United States shareholder" of any foreign corporation of which it acquires stock (or warrants, options or convertible debt to acquire stock) with 10% or more of the voting power, and such corporation will be a CFC if United States shareholders (including the Fund) own directly or by virtue of certain constructive ownership rules, more than 50% of the voting power or the value of the stock of such corporation. In such event, all Fund investors who are United States persons (including those with a less than 10% indirect interest in a CFC) will be taxed on their pro rata shares of such CFC's subpart F income.

        In addition, gain from the sale of the stock of such CFC to the extent attributable to the Fund's pro rata shares of such CFC's earnings and profits while a CFC and while the Fund owned its stock would be recharacterized as a dividend to the Fund, subject to tax at ordinary income rates with respect to Fund investors who are United States persons.

        In any event, Subpart F income cannot exceed a corporation's earnings and profits, so a corporation with an aggregate deficit in earnings will not have Subpart F income. In addition, Subpart F income does not include income subject to income tax at a rate more than 90% of the United States federal corporate income tax rate. Furthermore, Subpart F income and gain from the sale of stock to the extent of earnings and profits during the United States person's holding period and while a CFC, are treated as deemed dividends and, therefore, may enable corporate investors holding an indirect interest of 10% or more of a CFC's voting power, subject to certain limitations, to receive foreign tax credit for foreign taxes paid by a CFC in respect of such Subpart F income or earnings. The Fund is not precluded from investing in a foreign Investment Fund that may constitute a CFC and generate Subpart F income.

        Foreign Taxes. It is possible that certain dividends, interest and other amounts received from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, some foreign countries may impose capital gains taxes on certain securities transactions involving foreign issuers. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

        The Fund will inform investors of their proportionate share of the foreign taxes paid or incurred by the Fund, or an Investment Fund, that investors will be required to include in their income. The investors generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits), or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. An investor that is tax exempt will not ordinarily benefit from such credit or deduction. In the event that the Fund receives a distribution from or in respect of which tax has been withheld, the Fund shall be deemed to have received cash in an amount equal to the amount of such withheld tax, for purposes of computing net profits or net losses.

Unrelated Business Taxable Income

        Generally, an exempt organization (such as an employee benefit plan, individual retirement account ("IRA") or 401(k) or Keogh Plan) is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.(5)

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5  With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

        This general exemption from tax does not apply to the unrelated business taxable income ("UBTI") of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived, either directly or through partnerships, from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization, directly or through a partnership, from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization, directly or through a partnership, from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the 12-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business, the Fund's income, or loss, from these investments may constitute UBTI.

        The Fund through the Investment Funds may incur "acquisition indebtedness" with respect to certain transactions. To the extent the Fund recognizes income (i.e., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of such income which will be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

        To the extent the Fund recognizes capital gain from securities with respect to which there is "acquisition indebtedness" at any time during the 12-month period ending with the date of their disposition, the percentage of such gain which will be treated as UBTI will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of the Fund, an allocable portion of deductions directly connected with the Fund's debt-financed property is taken into account. Thus, for instance, a percentage of capital losses from debt-financed securities, based on the debt/basis percentage calculation described above, would offset gains treated as UBTI.

        Since the calculation of the Fund's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage, if any, used by the Investment Funds from time to time,(6) it is impossible to predict what percentage of the Fund's income and gains will be treated as UBTI for an investor that is an exempt organization. An exempt organization's share of the income or gains of the Fund which is treated as UBTI may not be offset by losses of the exempt organization either from the Fund or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

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6  The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Fund. An exempt organization is required to make estimated tax payments with respect to its UBTI.

        To the extent that the Fund generates UBTI, the applicable Federal tax rate for a particular investor generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to substantiate, to the satisfaction of the Service, the method used to calculate its UBTI. The Fund will be required to report to an investor which is an exempt organization information as to the portion, if any, of its income and gains from the Fund for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Fund is highly complex, and there is no assurance that the Fund's calculation of UBTI will be accepted by the Service.

        In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Fund generally should not affect the tax-exempt status of such an exempt organization.(7) However, for taxable years beginning before January 1, 2007, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any such year in which it has UBTI. For taxable years beginning on or after January 1, 2007, a charitable remainder trust which has or is allocated any UBTI (determined as if the general provisions relating to UBTI were applicable to such trusts) will not lose its exemption from Federal income taxation, but will be subject to an excise tax equal to the amount of such UBTI. (Charitable remainder trusts may not purchase Interests.) A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI.

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(7)      Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section 514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt investor should consult its tax adviser in this regard.

        An exempt organization (including an IRA) may be required to make payments, including estimated payments, and file an income tax return for any taxable year in which it has UBTI. To file the return, it may be necessary for the exempt organization to obtain an Employer Identification Number. A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Fund. See also "ERISA Considerations."

Certain Issues Pertaining to Specific Exempt Organizations

        Private Foundations. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of [the foundation's] exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return, both income and capital appreciation, the risks of rising and falling price levels, and the needs for diversification within the foundation's portfolio.

        In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (defined to include assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Fund would most probably be classified as a nonfunctionally related asset. A determination that an Interest in the Fund is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective investor which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to the value of its Interest in the Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other liquid assets held by a foundation.

        In some instances, an investment in the Fund by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation, either directly or together with a "disqualified person," acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its Interest in the Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Fund is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, the Adviser believes that the Fund will meet this 95% gross income test.

        A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

        Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA, IRAs and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. See "Tax Aspects—Unrelated Business Taxable Income" and "ERISA Considerations."

        Endowment Funds. Investment managers of endowment funds should consider whether the acquisition of an Interest in the Fund is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment funds or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

Excise Tax on Certain Reportable Transactions

Under Code Section 4965, a tax-exempt entity (including a state or local government or its political subdivision) may be subject to an excise tax equal to the greater of (i) 100% of the net income or (ii) 75% of the proceeds, attributable to certain reportable transactions, including "listed transactions," if any, in which it participates. The scope of this provision and the manner in which it may apply to a tax-exempt investor in the Fund, is not entirely clear. Tax-exempt investors should discuss with their own advisers the applicability of these rules to their investment in the Fund. (See "Disclosure Provisions" below).

Legislative Proposals

        It is anticipated that proposals will be initiated by the Presidential Administration and Congress that would affect the tax consequences described herein. It is not possible to predict at this time the extent to which any of these proposals will be enacted by Congress and, if enacted, what their final form and effective dates will be. In addition, other proposals could be enacted that would change the tax consequences described herein of an investment in the Fund. Prospective investors should consult their own tax advisers regarding the status of these proposed changes and the effect, if any, on their investment in the Fund.

Disclosure Provisions

        Provisions of the Code and the Regulations (the "Disclosure Provisions") intended to address so-called tax shelters and other potentially tax-motivated transactions require participants in a "reportable transaction" to disclose certain information about the transaction on IRS Form 8886 and retain information relating to the transaction. "Material advisors" with respect to a reportable transaction are also required to disclose certain information about the transaction to the Service and are required to maintain lists identifying the transaction investors and furnish to the Service upon demand such investor information as well as detailed information regarding the transactions. A transaction may be a "reportable transaction" based upon any of several indicia, including, among potentially others, the existence of confidentiality agreements, certain indemnity arrangements, the recognition of large investment or other losses, or tax credits pertaining to assets having a brief holding period, one or more of which may be present with respect to or in connection with an investment in or by the Fund. In addition, the Disclosure Provisions could be interpreted to cover and require reporting of transactions that are generally not considered tax shelters, including certain foreign currency transactions. Significant penalties may apply upon a failure to comply with these disclosure and/or list maintenance requirements, and with respect to understatements of tax resulting from participation in certain reportable transactions. Investors are urged to consult their own tax advisers concerning any possible disclosure obligation with respect to their investment in the Fund and should be aware that the Fund and the Adviser intend to comply with the disclosure and list maintenance requirements under the Disclosure Provisions if they determine that they apply to the Fund. Disclosure of a transaction to the Service does not indicate that the transaction or any claimed tax benefits pertaining to the transaction have been reviewed, examined or approved by the Service.

State and Local Taxation

        In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Fund. State and local tax laws differ in the treatment of limited liability companies such as the Fund. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, the Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

        State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. An investor's distributive share of the taxable income or loss of the Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident.

        Further, if an Investment Fund conducts business or other activities in a jurisdiction, then an investor that is not a resident of that jurisdiction may nevertheless be subject to tax in that jurisdiction on its share of the Fund's income attributable to those activities of the Investment Fund and may be required to file income tax or other returns in that jurisdiction. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that investor is a resident.

        One or more states may impose reporting requirements on the Fund and/or its investors in a manner similar to that described above in "Disclosure Provisions." Investors should consult with their own advisors as to the applicability of such requirements in jurisdictions which may require or impose a filing requirement.

        The Fund should not be subject to the New York City unincorporated business tax, which is not imposed on an entity taxed as a partnership which purchases and sells securities for its "own account." (This exemption may not be applicable to the extent a partnership in which the Fund invests conducts business in New York City). By reason of a similar "own account" exemption, it is also expected that a nonresident individual investor should not be subject to New York State personal income tax with respect to his share of income or gain realized directly by the Fund.

        Individual investors who are residents of New York State and New York City should be aware that the New York State and New York City personal income tax laws limit the deductibility of itemized deductions and expenses for individual taxpayers at certain income levels. These limitations may apply to an investor's share of some or all of the Fund's expenses. Prospective investors are urged to consult their tax advisers with respect to the impact of these provisions and the Federal limitations on the deductibility of certain itemized deductions and investment expenses on their New York State and New York City tax liability.

        For purposes of the New York State corporate franchise tax and the New York City general corporation tax, a corporation generally is treated as doing business in New York State and New York City, respectively, and is subject to such corporate taxes as a result of the ownership of a partnership interest in a partnership which does business in New York State and New York City, respectively. (8) Each of the New York State and New York City corporate taxes are imposed, in part, on the corporation's taxable income or capital allocable to the relevant jurisdiction by application of the appropriate allocation percentages. Moreover, a non-New York corporation which does business in New York State may be subject to a New York State license fee. A corporation which is subject to New York State corporate franchise tax solely as a result of being a non-managing member or limited partner in a New York partnership may, under certain circumstances, elect to compute its New York State corporate franchise tax by taking into account only its distributive share of such partnership's income and loss. There is currently no similar provision in effect for purposes of the New York City general corporation tax.

____________________

(8)      New York State, but not New York City, generally exempts from corporate franchise tax a non-New York corporation which (i) does not actually or constructively own a 1% or greater limited partnership interest in a partnership doing business in New York and (ii) has a tax basis in such limited partnership interest not greater than $1 million.

        Regulations under both the New York State corporate franchise tax and the New York City general corporation tax, however, provide an exception to this general rule in the case of a "portfolio investment partnership," which is defined, generally, as a partnership which meets the gross income requirements of Section 851(b)(2) of the Code. New York State (but not New York City) has adopted regulations that also include income and gains from commodity transactions described in Section 864(b)(2)(B)(iii) as qualifying gross income for this purpose. The Fund's qualification as such a portfolio investment partnership with respect to its investments through Investment Funds must be determined on an annual basis and, with respect to a taxable year, the Fund and one or more Investment Funds may not qualify as portfolio investment partnerships.

        A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New York State and New York City personal income tax. A nonstock corporation which is exempt from Federal income tax is generally presumed to be exempt from New York State corporate franchise tax and New York City general corporation tax. New York State imposes a tax with respect to such exempt entities on UBTI, including unrelated debt-financed income, at a rate of 9%. There is no New York City tax on the UBTI of an otherwise exempt entity.

        New York State law requires certain pass-through entities to pay estimated taxes on behalf of their investors who are nonresident individuals or C corporations if the pass-through entities have New York source income. Although the statutory provision is subject to interpretation, it appears that the obligation to withhold imposed under the provision should not apply to a pass-through entity, such as the Fund, that purchases and sells securities for its own account. No assurance can be given that the provision will not be interpreted in a manner that would require the Fund to pay estimated taxes on behalf of its investors who are nonresident individuals or C corporations.

        Each prospective corporate investor should consult its tax adviser with regard to the New York State and New York City tax consequences of an investment in the Fund.

ERISA CONSIDERATIONS

        Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

        ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Tax Aspects—Unrelated Business Taxable Income" and "—Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

        Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be "plan assets" of the Benefit Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA or the Code by reason of its authority with respect to the Fund.

        The Fund requires a Benefit Plan which proposes to invest in the Fund to represent that it, and any fiduciaries responsible for such Benefit Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

        Certain prospective Benefit Plan investors may currently maintain relationships with the Adviser, UBS Financial Services or other entities which are affiliated with the Adviser or UBS Financial Services. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA and Benefit Plan investors should consult with counsel to determine if participation in the Fund is a transaction which is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan investors are required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

        The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan investors should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of interests.

BROKERAGE

        Each Investment Manager is directly responsible for the execution of its portfolio investment transactions and the allocation of brokerage. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. An Investment Manager may not pay the lowest available commissions or mark-ups or mark-downs on securities transactions.

        To the extent Subadvisers are engaged to manage the Fund's assets, the following paragraphs will be relevant:

        In executing transactions on behalf of its Investment Fund, each Subadviser will seek to obtain the best execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, and in the case of transactions effected by the Subadviser with unaffiliated brokers, the firm's risk in positioning a block of securities. Although each Subadviser generally will seek reasonably competitive commission rates, a Subadviser will not necessarily pay the lowest commission available on each transaction. The Subadvisers will have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

        Following the principle of seeking best execution, a Subadviser may place brokerage business on behalf of the Fund with brokers that provide the Subadviser and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Subadviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Subadviser or its affiliates in providing services to clients other than the Investment Fund. In addition, not all of the supplemental information is used by the Subadviser in connection with the Investment Fund. Conversely, the information provided to the Subadviser by brokers and dealers through which other clients of the Subadviser and its affiliates effect securities transactions may be useful to the Subadviser in providing services to the Investment Fund.

        Each Subadviser may execute portfolio brokerage transactions through its affiliates and affiliates of the Adviser, in each case subject to compliance with the 1940 Act.

        The Fund did not pay brokerage commissions during the fiscal years ended December 31, 2006, December 31, 2005 and December 31, 2004.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ANDLEGAL COUNSEL

        Ernst & Young LLP serves as the independent registered public accounting firm of the Fund. Its principal business address is 5 Times Square, New York, New York 10036.

        Stroock & Stroock & Lavan LLP, New York, New York, acts as legal counsel to the Fund.

        Such counsel from time to time may serve as counsel to one or more Investment Managers.

CUSTODIAN

        PFPC Trust Company (the "Custodian") serves as the primary custodian of the assets of the Fund and the Investment Funds managed by the Subadvisers, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Directors. Assets of the Fund and Investment Funds are not held by the Adviser or Subadvisers, respectively, or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153.

SUMMARY OF LLC AGREEMENT

        The following is a summary description of additional items and of select provisions of the LLC Agreement which are not described elsewhere in the Fund's prospectus and this SAI. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement contained in Appendix A to the Fund's prospectus.

Interests in the LLC

        Persons who purchase interests in the offering being made hereby will be members of the Fund. The Adviser and its affiliates may contribute capital to and maintain an investment in the Fund, and to that extent will be members of the Fund. The Adviser, or its successor as investment adviser of the Fund, also will be a Special Advisory Member of the Fund. In that regard, the Fund has established a Special Advisory Account solely for the purpose of receiving the Incentive Allocation. The interest of the Special Advisory Member does not participate in the income or gains of the Fund, has no voting rights and has no right to a share of the assets of the Fund upon its liquidation, except to the extent that the Special Advisory Member has received or is entitled to receive the Incentive Allocation credited to the Special Advisory Account and all or a portion of that Incentive Allocation has not been withdrawn. The Adviser may not contribute capital to the Fund as a Special Advisory Member.

Duty of Care of the Board, the Administrator and the Adviser

        The LLC Agreement provides that none of the Directors, the Administrator or the Adviser (including certain of its affiliates, among others) shall be liable to the Fund or any of the investors for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Directors, the Administrator and the Adviser (including certain of its affiliates, among others) by the Fund, but not by the investors individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. None of these persons will be personally liable to any investor for the repayment of any balance in such investor's capital account or for contributions by such investor to the capital of the Fund or by reason of any change in the Federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the LLC Agreement do not provide for indemnification of a Director, the Administrator or the Adviser for any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

Amendment of the LLC Agreement

        The LLC Agreement may be amended with the approval of (i) the Board, including a majority of the Independent Directors, if required by the 1940 Act, (ii) the Administrator in its administrative capacity or (iii) a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund. Certain amendments involving capital accounts, allocations thereto and the modification of events causing dissolution of the Fund may not be made without the consent of any investors adversely affected thereby or unless each investor has received notice of such amendment and any investor objecting to such amendment has been allowed a reasonable opportunity to tender its entire interest for repurchase by the Fund.

Power of Attorney

        By purchasing an interest in the Fund, each investor will appoint the Administrator and each of the Directors his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

        The power-of-attorney granted in the LLC Agreement is a special power-of-attorney coupled with an interest in favor of the Administrator and each of the Directors and as such is irrevocable and continues in effect until all of such investor's interest in the Fund has been withdrawn pursuant to a periodic tender or transferred to one or more transferees that have been approved by the Board for admission to the Fund as substitute investors.

Term, Dissolution and Liquidation

          The Fund will be dissolved:

•	upon the affirmative vote to dissolve the Fund by both (1) the Board and (2) investors holding at least two-thirds of the total number of votes eligible to be cast by all investors;

•	upon the expiration of any two-year period which commences on the date on which any investor has submitted to the Fund a written request in accordance with the LLC Agreement, to tender its entire interest for repurchase by the Fund if such investor's interest has not been repurchased during such period;

•	at the election of the Adviser;

•	upon termination of the Investment Advisory Agreement;

•	upon the determination of investors not to continue the business of the Fund at a meeting called by the Adviser when no Director remains or if the required number of Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity; or

•	as required by operation of law.

        Upon the occurrence of any event of dissolution, the Board, acting directly, or a liquidator under appointment by the Board, is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section of the prospectus titled "Capital Accounts—Allocation of Net Profits and Net Losses."

        Upon the dissolution of the Fund, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to investors, including actual or anticipated liquidation expenses, (2) next to satisfy debts owing to the investors, (3) to the Special Advisory Member any balance in the Special Advisory Account after giving effect to the Incentive Allocation, and (4) finally to the investors proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the investors in facilitating an orderly liquidation.

Reports to Investors

        The Fund will furnish to investors as soon as practicable after the end of each taxable year such information as is necessary for such investors to complete Federal and state income tax or information returns, along with any other tax information required by law. The Fund will send to investors a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Adviser regarding the Fund's operations during such period also will be sent to investors.

Fiscal Year

        The Fund's fiscal year ends on December 31st.

FINANCIAL STATEMENTS

        The financial statements of the Fund for the periods indicated follow.

UBS EVENT & EQUITY FUND, L.L.C.
Financial Statements
with Report of Independent Registered Public Accounting Firm

Year Ended
December 31, 2006

UBS EVENT & EQUITY FUND, L.L.C.
Financial Statements
with Report of Independent Registered Public Accounting Firm

Year Ended
December 31, 2006

Contents

Report of Independent Registered Public Accounting Firm

Statement of Assets, Liabilities and Members' Capital

Statement of Operations

Statements of Changes in Members' Capital

Statement of Cash Flows

Notes to Financial Statements

Schedule of Portfolio Investments	1 2 3 4 5 6 13

To the Members and Board of Directors of
     UBS Event & Equity Fund, L.L.C.

We have audited the accompanying statement of assets, liabilities and members' capital of UBS Event & Equity Fund, L.L.C. (the "Fund"), including the schedule of portfolio investments, as of December 31, 2006, and the related statement of operations and cash flows for the year then ended and the statements of changes in members' capital for each of the two years in the period then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and others or by the other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of UBS Event & Equity Fund, L.L.C. at December 31, 2006, the results of its operations and its cash flows for the year then ended and the changes in its members' capital for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, NY
February 26, 2007

                                                             UBS Event & Equity Fund, L.L.C.
                                       Statement of Assets, Liabilities and Members' Capital
---------------------------------------------------------------------------------------------

                                                                         December 31, 2006

---------------------------------------------------------------------------------------------

ASSETS

Investments in Investment Funds, at value (cost $244,500,000)           $       345,772,453
Cash and cash equivalents                                                         2,537,983
Receivable from Investment Funds                                                 29,975,179
Advance subscription in Investment Fund                                           3,500,000
Interest receivable                                                                   9,165
Other assets                                                                            699
---------------------------------------------------------------------------------------------

Total Assets                                                                    381,795,479
---------------------------------------------------------------------------------------------

LIABILITIES

Payables:
     Withdrawals payable                                                         29,060,817
     Credit facility payable                                                        720,000
     UBS Admin fee                                                                  385,556
     Professional fees                                                              187,574
     Administration fee                                                              67,212
     Other                                                                           73,681
---------------------------------------------------------------------------------------------

Total Liabilities                                                                30,494,840
---------------------------------------------------------------------------------------------

Net Assets                                                              $       351,300,639
---------------------------------------------------------------------------------------------

MEMBERS' CAPITAL

Represented by:
Net capital contributions                                               $       250,028,186
Accumulated net unrealized appreciation on investments                          101,272,453
---------------------------------------------------------------------------------------------

Members' Capital                                                        $       351,300,639
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements

                                                UBS Event & Equity Fund, L.L.C.
                                                        Statement of Operations

--------------------------------------------------------------------------------

                                                   Year Ended December 31, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME

Interest                                                         $      230,644
--------------------------------------------------------------------------------

Total Investment Income                                                 230,644
--------------------------------------------------------------------------------

EXPENSES

Loan Interest                                                           361,724
UBS Admin fee                                                         4,446,379
Administration fee                                                      371,289
Professional fees                                                       207,140
Other                                                                   199,622
--------------------------------------------------------------------------------

Total Expenses                                                        5,586,154
--------------------------------------------------------------------------------

Net Investment Loss                                                  (5,355,510)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS

Net realized gain from investments                                    18,883,608
Change in net unrealized appreciation/depreciation from
investments                                                           33,728,942
-------------------------------------------------------------------------------

Net Realized and Unrealized Gain from Investments                     52,612,550
--------------------------------------------------------------------------------

NET INCREASE IN MEMBERS' CAPITAL
     DERIVED FROM OPERATIONS                                     $    47,257,040
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements

                                                                                              UBS Event & Equity Fund, L.L.C.
                                                                                    Statements of Changes in Members' Capital
                                                                                       Years Ended December 31, 2006 and 2005
------------------------------------------------------------------------------------------------------------------------------

                                                                    UBS Fund
                                                                 Advisor, L.L.C.             Members                  Total
------------------------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL AT JANUARY 1, 2005                        $       1,180,263       $      342,550,541      $      343,730,804

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment loss                                                     (256)              (5,152,779)             (5,153,035)
Net realized gain from investments                                       148                2,936,549               2,936,697
Change in net unrealized
         appreciation/depreciation from investments                      713               14,462,796              14,463,509
Incentive allocation                                                 629,913                 (629,913)                      -
------------------------------------------------------------------------------------------------------------------------------
Net Increase in Members' Capital
         Derived from Operations                                     630,518               11,616,653              12,247,171
------------------------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL TRANSACTIONS
   Proceeds from Members' subscriptions                                    -               63,278,866              63,278,866
   Members' withdrawals                                           (1,161,808)             (77,338,729)            (78,500,537)
   Offering Costs                                                         (4)                 (76,883)                (76,887)
------------------------------------------------------------------------------------------------------------------------------
Net Decrease in Members' Capital Derived
         from Capital Transactions                                (1,161,812)             (14,136,746)            (15,298,558)
------------------------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL AT DECEMBER 31, 2005                      $         648,969       $      340,030,448             340,679,417
------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment loss                                                     (233)              (5,355,277)             (5,355,510)
Net realized gain from investments                                     1,138               18,882,470              18,883,608
Change in net unrealized
         appreciation/depreciation from investments                    2,600               33,726,342              33,728,942
Incentive allocation                                               2,362,074               (2,362,074)                      -
------------------------------------------------------------------------------------------------------------------------------
Net Increase in Members' Capital
         Derived from Operations                                   2,365,579               44,891,461              47,257,040
------------------------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL TRANSACTIONS
   Proceeds from Members' subscriptions                                    -               32,713,241              32,713,241
   Members' withdrawals                                             (740,796)             (68,596,198)            (69,336,994)
   Offering Costs                                                         (1)                 (12,064)                (12,065)
------------------------------------------------------------------------------------------------------------------------------
Net Decrease in Members' Capital Derived
         from Capital Transactions                                  (740,797)             (35,895,021)            (36,635,818)
------------------------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL AT DECEMBER 31, 2006                      $       2,273,751       $      349,026,888      $      351,300,639
------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements

                                                                     UBS Event & Equity Fund, L.L.C.
                                                                             Statement of Cash Flows
----------------------------------------------------------------------------------------------------------

                                                                        Year Ended December 31, 2006

----------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in Members' capital derived from operations                       $          47,257,040
Adjustments to reconcile net increase in Members' capital derived from operations to net cash provided by operating activities:
Purchases of investments                                                                 (87,250,000)
Proceeds from disposition of investments                                                  82,110,607
Net realized gain from investments                                                       (18,883,608)
Change in net unrealized appreciation/depreciation from investments                      (33,728,942)
Changes in assets and liabilities:
   Decrease in assets:
      Receivable from investments                                                         47,197,125
      Advance subscription in investments                                                 26,500,000
      Interest receivable                                                                        565
      Other assets                                                                               293
   Increase (decrease) in payables:
      Credit facility payable                                                            (24,080,000)
      UBS Admin Fee                                                                           (9,918)
      Professional fees                                                                       79,055
      Administration fee                                                                      (2,065)
      Other                                                                                   27,937
-----------------------------------------------------------------------------------------------------
Net cash provided by operating activities                                                 39,218,089

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Members' subscriptions                                                      32,713,241
Members' withdrawals                                                                     (87,805,510)
Adviser withdrawals                                                                         (740,796)
Offering Costs                                                                               (12,065)
-----------------------------------------------------------------------------------------------------
Net cash used in financing activities                                                    (55,845,130)

Net decrease in cash and cash equivalents                                                (16,627,041)
Cash and cash equivalents--beginning of year                                              19,165,024
-----------------------------------------------------------------------------------------------------
Cash and cash equivalents--end of year                                         $           2,537,983
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements

UBS Event & Equity Fund, L.L.C.
Notes to Financial Statements

December 31, 2006

1.	Organization

UBS Event & Equity Fund, L.L.C. (the "Fund") was organized as a limited liability company under the laws of Delaware on July 20, 2001. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, management investment company. The Fund's investment objective is to maximize capital appreciation over the long-term. The Fund is a multi-manager fund that seeks to achieve its objective by deploying its assets primarily among a select group of portfolio managers who over time have produced attractive returns, primarily investing in securities and other instruments the market value of which is expected to be meaningfully affected by an anticipated event. Generally, such portfolio managers conduct their investment programs through unregistered investment funds (collectively, the "Investment Funds"), in which the Fund invests as a limited partner, member or shareholder along with other investors. The Fund commenced operations on October 1, 2001.

The Fund's Board of Directors (the "Directors") has overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Directors have engaged UBS Fund Advisor, L.L.C. ("UBSFA", the "Adviser" and, when providing services under the Administration Agreement, the "Administrator"), a Delaware limited liability company, to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund.

The Adviser is a direct wholly-owned subsidiary of UBS Americas, Inc., which is a wholly-owned subsidiary of UBS AG, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

Initial and additional applications for interests by eligible investors may be accepted at such times as the Adviser may determine and are generally accepted monthly. The Fund reserves the right to reject any application for interests in the Fund.

The Fund from time to time may offer to repurchase interests pursuant to written tenders to Members. These repurchases will be made at such times and on such terms as may be determined by the Directors, in their complete and exclusive discretion. The Adviser expects that it will recommend to the Directors that the Fund offer to repurchase interests from Members twice each year, near mid-year and year-end. Members can only transfer or assign their membership interests or a portion thereof (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member, or (ii) with the written approval of the Directors, which may be withheld in their sole and absolute discretion.

2.	Significant Accounting Policies a. Portfolio Valuation

Net asset value of the Fund is determined by or at the direction of the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors. The Fund's investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The Fund's investments in Investment Funds are carried at fair value as determined by the Fund's pro-rata interest in the net assets of each Investment Fund. All valuations utilize financial information supplied by each Investment Fund and are net of management and performance incentive fees or allocations payable to the Investment Funds' managers or pursuant to the Investment Funds' agreements. The Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser and/or the Directors will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund's financial statements. (See Schedule of Portfolio Investments)

Distributions received or withdrawals from Investment Funds, whether in the form of cash or securities, are first applied as a reduction of the investment's cost.

b. Income Recognition

Interest income is recorded on the accrual basis. Realized gains and losses from Investment Fund transactions are calculated on the identified cost basis.

c. Fund Costs

The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value; costs of insurance; registration expenses; certain offering and organization costs; due diligence, including travel and related expenses; expenses of meetings of Directors and Members; all costs with respect to communications to Members; and other types of expenses approved by the Directors. Offering costs are charged to capital as incurred.

d. Income Taxes

No provision for the payment of Federal, state or local income taxes has been provided, since the Fund is not subject to income tax. Each Member is individually required to report on its own tax return its distributive share of the Fund's taxable income or loss.

The Fund has reclassified $5,355,510 and $18,883,608 from accumulated net investment loss and accumulated net realized gain, respectively, to net capital contributions during the year ended December 31, 2006. The reclassification was to reflect, as an adjustment to net capital contributions, the amount of taxable income or loss that have been allocated to the Fund's Members and had no effect on net assets.

e. Cash and Cash Equivalents

Cash and cash equivalent consist of monies invested in a PNC Bank, NA account which pays money market rates and are accounted for at cost plus accrued interest, which is included in interest receivable on the Statement of Assets, Liabilities and Members' Capital.

f. Repurchase Agreements

From time to time the Fund may enter into repurchase agreements. In connection with such transactions it is the Fund's policy that its Custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. As of December 31, 2006, there were no outstanding repurchase agreements.

g. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the Manager to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Manager believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3.	Related Party Transactions

The Administrator provides certain management and administrative services to the Fund, including, among other things, providing office space and other support services. In consideration for such services, the Fund pays the Administrator a monthly fee (the "UBS Admin Fee") at an annual rate of 1.25% of the Fund's net assets, excluding net assets attributable to the Administrator's capital account, Adviser's capital account and the Special Advisory Account described below. The UBS Admin Fee is paid to the Administrator out of the Fund's assets and debited against the Members' capital accounts, excluding net assets attributable to the Administrator's capital account, Adviser's capital account and the Special Advisory Account. A portion of the UBS Admin Fee will be paid by UBSFA to its affiliates.

UBS Financial Services Inc. ("UBS FSI"), a wholly-owned subsidiary of UBS Americas, Inc., acts as a placement agent for the Fund, without special compensation from the Fund, and bears its own costs associated with its activities as placement agent. Placement fees, if any, charged on contributions are debited against the contribution amounts, to arrive at a net subscription amount. The placement fee does not constitute assets of the Fund.

The Adviser will be entitled to receive, generally at the end of each fiscal year and upon a Member's withdrawal, an incentive allocation (the "Incentive Allocation") of 5% of the net profits (defined as net income in Members Capital derived from operations), if any, that would have been credited to the Member's capital account for such period. A Special Advisory Account has been established by the Fund for crediting any Incentive Allocation due to the Adviser. The Incentive Allocation will be made only with respect to net profits that exceed any net losses previously debited from the account of such Member which have not been offset by any net profits subsequently credited to the account of the Member. The Incentive Allocation for the year ended December 31, 2006 and the year ended December 31, 2005 was $2,362,074 and $629,913, respectively, and has been recorded as an increase to the Special Advisory Account. Such amount is not eligible to receive a pro-rata share of the income/expense and gain or loss of the Fund. For Members which were not in the Fund for twelve months as of the year ended December 31, 2006 and as of the year ended December 31, 2005, an Incentive Allocation period has not occurred and therefore no amount has been recorded in the financial statements with respect to such Members.

Each Director of the Fund receives a retainer of $7,500 plus a fee for each meeting attended. All Directors are reimbursed by the Fund for all reasonable out-of-pocket expenses. Total amounts expensed by the Fund related to Directors for the year ended December 31, 2006 were $29,575.

Other investment partnerships sponsored by UBS Americas or its affiliates may also maintain investment interests in the Investment Funds owned by the Fund.

4.	Administration and Custodian Fees

PFPC Trust Company (an affiliate of PNC Bank, NA) serves as custodian (the "Custodian") of the Fund's assets and provides custodial services for the Fund.

PFPC Inc. (also an affiliate of PNC Bank, NA) serves as Accounting and Investor Servicing Agent to the Fund and in that capacity provides certain administrative, accounting, record keeping, tax and Member related services. PFPC Inc. receives a monthly fee primarily based upon (i) the average net assets of the Fund subject to a minimum monthly fee, and (ii) the aggregate net assets of the Fund and other investment funds sponsored or advised by UBS Americas, Inc. or its affiliates. Additionally, the Fund reimburses certain out of pocket expenses incurred by the PFPC Inc.

5.	Credit Facility

Effective July 1, 2006 the Fund, along with other UBS sponsored funds, entered into a $200,000,000 committed, unsecured revolving line of credit with Harris Trust and Savings Bank. Under the most restrictive arrangement, the Fund may borrow an amount that combined with the other borrowings of the Fund would not exceed 20% of its net assets. The Fund's borrowing capacity is also limited to the portion of the unused line of credit at any point in time. The Fund is only liable under the line of credit to the extent of its own borrowing there under. The interest rate on the borrowing is based on the Federal Funds rate plus 150 basis points per annum. The expiration date of such credit agreements is July 31, 2007. The committed facility also requires a fee to be paid by the Fund, on a pro rata basis, based on the amount of the aggregate commitment which has not been utilized of 25 basis points per annum. For the period January 1, 2006 to December 31, 2006 the Funds' average interest rate paid on borrowings were 6.81% per annum and the average borrowings outstanding were $5,308,712. Interest expense for the period from January 1, 2006 to December 31, 2006 was $361,724, of which $4,188 is payable at year end.

6.	Securities Transactions

Aggregate purchases and proceeds from sales of Investment Funds for the year ended December 31, 2006, amounted to $87,250,000 and $82,110,607, respectively.

The cost of investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds on Schedule K-1. The Fund has not yet received all such Schedule K-1's for the year ended December 31, 2006.

7.	Investments

As of December 31, 2006, the Fund had investments in Investment Funds, none of which were related parties. The Fund's investments are summarized below based on the investment objectives of the specific Investment Funds at December 31, 2006.

         Investment Objective                  Cost                  Fair Value
         --------------------                  ----                  ----------
         Special Situations                $ 107,250,000          $  144,353,550
         Long/Short Equity                    63,000,000              89,230,817
         Distressed Securities                46,750,000              72,175,093
         Merger Arbitrage                     27,500,000              40,012,993
                                           -------------          --------------
            Total                          $ 244,500,000          $  345,772,453
                                           =============          ==============
The agreements related to investments in Investment Funds provide for compensation to the general partners/managers in the form of management fees of 1% to 2.5% (per annum) of net assets and performance incentive fees or allocations from 16.50% to 30% of net profits earned. Detailed information about the Investment Funds' portfolios is not available.

8.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, equity swaps, distressed investing, merger arbitrage and convertible arbitrage. The Fund's risk of loss in these Investment Funds is limited to the value of these investments as reported by the Fund.

9.	Indemnification

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, management feels that the likelihood of such an event is remote.

10.	New Accounting Pronouncements

a. Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48)

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely- than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

b. Statement of Financial Accounting Standards No. 157 (FAS 157)

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

11.	Financial Highlights

The following represents the ratios to average net assets and other supplemental information for the years indicated:

                                                                  Years Ended December 31,

                                                2006            2005          2004          2003            2002
                                                ----            ----          ----          ----            ----

Ratio of net investment loss
to average net assets ***                      (1.50)%         (1.40)%      (1.46)%       (1.43)%          (1.57)%

Ratio of total expenses to
average net assets before
incentive fee(a),***                             1.56%           1.50%        1.49%         1.47%            1.67%

Ratio of total expenses to
average net assets after
incentive fee(a),***, ****                       2.22%           1.67%        1.90%         2.07%            1.68%

Portfolio turnover rate                        23.69%          27.45%        8.67%        31.46%           10.80%

Total return before incentive
allocation*                                    14.09%           3.25%        7.99%        14.81%           (2.91)%

Total return after incentive allocation**      13.38%           3.09%        7.58%        14.07%           (2.91)%

Average debt ratio***                           1.46%           0.04%          -            N/A              N/A

Net asset value at end of year             $351,300,639    $340,679,417  $343,730,804  $204,903,288    $150,499,511
ª	Ratio of total expenses to average net assets does not include the impact of expenses for incentive allocations or incentive fees related to the underlying Investment Funds.

*	Total return assumes a purchase of an interest in the Fund at the beginning of the period and a sale of the Fund interest on the last day of the period noted and does not reflect the deduction of placement fees, if any, incurred when subscribing to the Fund. An individual member's ratios and return may vary from the above based on incentive allocation, if applicable, and the timing of capital transactions.

**	Total return assumes a purchase of an interest in the Fund at the beginning of the period and a sale of the Fund interest on the last day of the period noted, after Incentive Allocation to the Adviser, and does not reflect the deduction of placement fees, if any, incurred when subscribing to the Fund.

***	The average net assets used in the above ratios are calculated by using pre-tender net assets.

****	Ratio of total expenses to average net assets after incentive allocation to the Manager may vary from the above for individual Members due to incentive allocation if applicable and timing of capital transactions.

                                                                                                    UBS Event & Equity Fund, LLC
                                                                                                 Schedule of Portfolio Investment
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                December 31, 2006

----------------------------------------------------------------------------------------------------------------------------------

                                                                                           Realized and
                                                                              % of       Unrealized Gain
                                                                            Members'      (Loss) from
Investment Fund                               Cost        Fair Value        Capital       Investment       Liquidity   Lock Up**
---------------                               ----        ----------        --------    ----------------   ---------   ---------

Amber Fund, LTD                           $ 12,500,000     $ 18,660,679       5.31%    $   6,160,679      Quarterly      x
Aspen Partners, L.P. Series A                        -        2,593,498       0.74          1,127,713       Annually
Brookdale International Partners, L.P.      16,750,000       21,127,827       6.02          3,730,372      Quarterly      x
Cycladic Catalyst Fund, L.P.                12,000,000       14,062,531       4.00          1,140,447      Quarterly
Davidson Kempner Partners, LLC              10,000,000       10,487,570       2.99            487,570       Annually
Gracie Capital L.P.                         11,000,000       17,336,348       4.93          1,658,685       Annually
Harbinger Capital Partners I, L.P.*         11,000,000       23,640,124       6.73          4,598,385      Quarterly
Highland Credit Strategies Fund, LTD        12,000,000       14,338,543       4.08          2,338,543      Quarterly
Jana Partners Fund, L.P.                    15,000,000       17,453,600       4.97          2,453,600      Quarterly
Jana Piranha Fund, L.P.                      6,000,000        6,732,317       1.92            732,317      Quarterly      x
LaGrange Capital Partners, L.P.             11,000,000       14,149,314       4.03          1,731,025       Annually
Marathon Special Opportunity Fund, L.P.      5,000,000        5,592,346       1.59            592,346      Quarterly
North Run Master, L.P.                      17,000,000       23,200,682       6.60          4,051,734      Quarterly
OZ Domestic Partners, L.P.                  17,500,000       29,525,422       8.40          4,583,530       Annually
Seneca Capital, L.P.                        14,000,000       25,322,068       7.21          4,510,755       Annually
Steel Partners Japan Strategic Fund, L.P.   10,000,000       10,831,579       3.08            831,579      Quarterly
Subprime Credit Strategies Fund II, L.P.     3,750,000        4,082,126       1.16            332,126      Quarterly
Tala Partners II, L.P.                       9,000,000        9,508,867       2.71            473,866     Semi-Annual
The Children's Investment Fund, L.P.        11,000,000       17,162,875       4.89          4,824,175       Annually      x
Trilogy Financial Partners, L.P.            15,000,000       21,928,456       6.24          3,195,158      Quarterly
Wesley Capital QP, L.P.                     15,000,000       22,339,781       6.36          3,528,429      Quarterly
Whitney New Japan Partners, L.P.            10,000,000       15,695,900       4.47         (4,755,837)     Quarterly
Redeemed Investment Funds                            -                -       -             4,285,353
                                           -------------   ------------      -------    -------------
Total                                    $ 244,500,000    $ 345,772,453      98.43%    $  52,612,550
                                           =============   ============      =======    =============
*	Name officially changed as of January 1, 2006, previously known as Harbert Distressed Fund, L.P.

**	The Investment Funds provide for periodic redemptions. As of December 31, 2006, the Fund was subject to lock up provisions of up to three years from the initial investment.

The preceding notes are an integral part of these financial statements

UBS Event & Equity Fund, L.L.C.
Rider for 2006 N-CSR

        The Directors (including the Independent Directors) last evaluated the Investment Advisory Agreement at a meeting on July 20, 2006. The Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Investment Advisory Agreement. The Directors reviewed materials furnished by the Adviser, including information regarding the Adviser, its affiliates and its personnel, operations and financial condition. Tables indicating comparative fee information, and comparative performance information, as well as a summary financial analysis for the Fund, were also included in the meeting materials and were reviewed and discussed. The Directors discussed with representatives of the Adviser the Fund's operations and the Adviser's ability to provide advisory and other services to the Fund.

        The Directors reviewed, among other things, the nature of the advisory services to be provided to the Fund by the Adviser, including its investment process, and the experience of the investment advisory and other personnel proposing to provide services to the Fund. The Directors discussed the ability of the Adviser to manage the Fund's investments in accordance with the Fund's stated investment objectives and policies, as well as the services to be provided by the Adviser to the Fund, including administrative and compliance services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. The Directors acknowledged the Adviser's employment of highly skilled investment professionals, research analysts and administrative, legal and compliance staff members to ensure that a high level of quality in compliance and administrative services would be provided to the Fund. The Directors also recognized the benefits which the Fund derives from the resources available to the Adviser and the Adviser's affiliates, including UBS AG and UBS Financial Services Inc. ("UBS Financial"). Accordingly, the Directors felt that the quality of service offered by the Adviser to the Fund was appropriate, and that the Adviser's personnel had sufficient expertise to manage the Fund.

        The Directors reviewed the performance of the Fund and compared that performance to the performance of other investment companies presented by UBS Financial which had objectives and strategies similar to those of the Fund and which are managed by other, third-party investment advisers ("Comparable Funds"). The Directors determined that the Fund's performance since inception was below the range of performance for its Comparable Funds. However, the Directors noted that for the first six months of 2006, the Fund's performance was above the median performance of its Comparable Funds. The Directors also compared the volatility of the Fund to that of its Comparable Funds. The Directors observed that the Fund's volatility was not out of line with that of the Comparable Funds, although higher than the median volatility.

        The Directors considered the fees being charged by the Adviser for its services to the Fund as compared to those charged to the Comparable Funds, and as compared to the management and incentive fees charged by UBS Fund Advisor, L.L.C. ("UBSFA") and its affiliates for other UBS alternative investment products. The information presented to the Directors showed that the management fee being charged to the Fund was higher than the median management fee being charged to its respective Comparable Funds, although lower than the highest management fee being charged to any such Comparable Fund, and that the incentive fee being charged to the Fund was at the median incentive fee being charged to its Comparable Funds. In comparing the management and incentive fees being charged to the Fund to the fees being charged by UBSFA and its affiliates for other UBS alternative investment products, the Directors observed that the management fee and incentive fee being charged to the Fund were equal to the median fees being charged to all other Alternative Investment Group funds-of-funds. In light of the foregoing, the Directors felt that the combination of management fee and incentive fee being charged to the Fund was appropriate.

        The Directors also considered the profitability of UBSFA both before payment to brokers and after payment to brokers and concluded that the profits to be realized by UBSFA and its affiliates under the Fund's Investment Advisory Agreement and from other relationships between the Fund and UBSFA were within a range the Directors considered reasonable and appropriate. The Directors also discussed the fact that the Fund was not large enough at that time to support a request for breakpoints due to economies of scale. The Directors determined that the fees were reasonable. The Directors concluded that approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

DIRECTORS AND OFFICERS (UNAUDITED)

Information pertaining to the Directors and officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling UBS Financial Services Inc.‘s, Alternative Investment Group at 800-580-2359.

                                                                                             Number of
                                                                                            Portfolios in
                                                                                               Fund         Other Trusteeships/
                               Term of Office and                                             Complex      Directorships Held by
                                   Length of                    Principal Occupation(s)     Overseen by    Director Outside Fund
Name, Age and Address            Time Served1                     During Past 5 Years        Director2           Complex
---------------------------------------------------------------------------------------------------------------------------------
                                                     INDEPENDENT DIRECTORS
---------------------------------------------------------------------------------------------------------------------------------
George W. Gowen (77)           Term--Indefinite       Law partner of Dunnington, Bartholow &    13                 None
UBS Financial Services Inc.       Length--since       Miller
1285 Avenue of the Americas     Commencement of
New York, NY 10019                 Operations
Director
---------------------------------------------------------------------------------------------------------------------------------
Stephen H. Penman (60)         Term--Indefinite       Professor of Financial Accounting of      13                 None
UBS Financial Services Inc.       Length--since       the Graduate School of Business,
1285 Avenue of the Americas     Commencement of       Columbia University
New York, NY 10019                 Operations
Director
---------------------------------------------------------------------------------------------------------------------------------
                                                      INTERESTED DIRECTOR
---------------------------------------------------------------------------------------------------------------------------------
Meyer Feldberg (64)3           Term--Indefinite       Senior Advisor for Morgan Stanley & Co.   35        Director of:
UBS Financial Services Inc.       Length--since       Incorporated and Dean Emeritus                      Primedia, Inc.,
1285 Avenue of the Americas     Commencement of       and Professor at Columbia Business School           Federated Department
New York, NY 10019                 Operations                                                             Stores, Inc.,
Director                                                                                                  Revlon, Inc. and SAPPI,
                                                                                                          Ltd.
---------------------------------------------------------------------------------------------------------------------------------
                                                 OFFICERS WHO ARE NOT DIRECTORS
---------------------------------------------------------------------------------------------------------------------------------
Douglas Lindgren (45)          Term--Indefinite       Managing Director of UBS Financial           N/A              N/A
UBS Financial Services Inc.       Length--since       Services Inc. since June 2005
1285 Avenue of the Americas      July 19, 2005        Prior to June 2005, Managing Director
New York, NY 10019                                    and Head of Alternative Investments at
Principal Executive Officer                           United States Trust Company, N.A.
---------------------------------------------------------------------------------------------------------------------------------
Philip Tazza (48)              Term--Indefinite       Executive Director of UBS Financial          N/A              N/A
UBS Financial Services Inc.       Length--since       Services, Inc. since May 22, 2006. Prior
51 West 52nd Street               May 22, 2006        to May 22, 2006, Head of Regulatory
New York, NY 10019                                    Implementation and Chief Operating Officer
Principal Accounting Officer                          of Investment Management at Bank of America
---------------------------------------------------------------------------------------------------------------------------------
Frank S. Pluchino (47)         Term--Indefinite       Assistant Director of Compliance of          N/A              N/A
UBS Financial Services Inc.       Length--since       UBS Financial Services Inc. since 2003
51 West 52nd Street              July 19, 2005        Prior to 2003, Chief Compliance Officer of
New York, NY 10019                                    LibertyView Capital Management, Inc., an
Chief Compliance Officer                              investment adviser, and LibertyView
                                                      Alternative Asset Management, Inc., an
                                                      NASD broker-dealer
---------------------------------------------------------------------------------------------------------------------------------

1   For Directors, their terms are for the duration of the term of the Fund, unless his status as a Director shall be sooner terminated by death, adjudicated incompetent, voluntarily withdraw, physically unable to perform duties, removed either by vote or written consent of at two-thirds of the Directors or vote or written consent of Members holding not less than two-thirds of the total number of votes eligible to the cast by all Members.

2   Of the 35 funds/portfolios in the complex as of December 31, 2006, 22 are advised by an affiliate of UBS Financial Services Inc. and 13 comprise UBS Financial Services' Alternative Investment Group of Funds.

3   Mr. Feldberg is an "interested person" of the Fund because he is an affiliated person of a broker-dealer with which the UBS Financial Services Alternative Investment Group of Funds does business. Mr. Feldberg is not an affiliated person of UBS Financial Services or its affiliates.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed or copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available with out charge upon request by calling the UBS Financial Services Inc.'s Alternative Group at 800-580-2329.

PART C.   OTHER INFORMATION

Item 25.   Financial Statements and Exhibits

1.	Financial Statements:

Part A:	Financial Highlights

Part B:	Report of Independent Registered Public Accounting Firm and the following audited financial statements for the year ended December 31, 2006: Statement of Assets, Liabilities and Members' Capital, Statement of Operations, Statement of Changes in Members' Capital, Statement of Cash Flows, Notes to Financial Statements and Schedule of Portfolio Investments

2.	Exhibits:

a.	(1) Certificate of Formation(1) (2) Certificate of Amendment(1) (3) Limited Liability Company Agreement (included as Appendix A to the Fund's prospectus)

b.	Not Applicable.

c.	Not Applicable.

d.	See Item 25(2)(a)(3)

e.	Not Applicable.

f.	Not Applicable.

g.	Investment Advisory Agreement(1)

h.	(1) Form of Distribution Agreement* (2) Form of Selected Dealer Agreement*

j.	Custody Agreement(1)

k.	(1) Administration Agreement(1) (2) Administration, Accounting and Investor Services Agreement(1) (3) Escrow Agreement(1) (4) Investor Certificate (included as Appendix B to the Fund's prospectus)

l.	Opinion and Consent of Stroock & Stroock & Lavan LLP**

n.	(1) Opinion and Consent of Stroock & Stroock & Lavan LLP** (2) Consent of Independent Registered Public Accounting Firm*

p.	Not Applicable.

r.	Code of Ethics*

s.	Powers of Attorney*

*	Filed herewith.

**	To be filed by Amendment.

(1)	Previously filed as an Exhibit to the Registration Statement on Form N-2 (Reg. No. 811-10479) filed on August 22, 2001.

Item 26.   Marketing Arrangements: Not Applicable.

Item 27.   Other Expenses of Issuance and Distribution:

Registration fees                                               15,350
Legal fees                                                      75,000
NASD fees                                                       50,500
Blue Sky fees                                                   45,000
Accounting fees                                                  5,000
Printing                                                        12,000
Miscellaneous                                                    2,500

    Total                                                      205,350

Item 28.   Persons Controlled by or Under Common Control with Registrant: None.

Item 29.   Number of Holders of Securities as of June 1, 2007

         Title of Class                                       Number of Recordholders
         --------------                                       -----------------------
         Limited Liability Company Interests                           1,580

Item 29.   Indemnification:

           Reference is made to Section 3.7 of the Registrant's Limited Liability Company Agreement (the "LLC Agreement") included in the prospectus as Appendix A and to Paragraph 7 of the Registrant's Investment Advisory Agreement ("Investment Advisory Agreement") previously filed as an Exhibit to the Registration Statement on Form N-2 (Reg. No. 811-10479) filed on August 22, 2001, and to Section 8 of the Registrant's Distribution Agreement ("Distribution Agreement") filed herewith. The Registrant hereby undertakes that it will apply the indemnification provisions of the LLC Agreement, Investment Advisory Agreement and Distribution Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect.

          The Registrant, in conjunction with UBS Fund Advisor, L.L.C. (the "Adviser"), the Registrant's directors and other registered management investment companies managed by the Adviser or its affiliates, maintains insurance on behalf of any person who is or was an independent director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as an individual general partner, director, officer, employee or agent of another managed investment company, against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which the Registrant itself is not permitted to indemnify.

Item 31.   Business and Other Connections of Investment Adviser:

          A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, director, officer, employee, partner or trustee, is set forth in the Registrant's prospectus in the section entitled "Management of the Fund." Information as to the members and officers of the Adviser is included in its Form ADV as filed with the SEC (File No. 801-55537), and is incorporated herein by reference.

Item 32.   Location of Accounts and Records:

          PFPC Inc., the Fund's administrator, maintains certain required accounting related and financial books and records of the Registrant at 400 Bellevue Parkway, Wilmington, Delaware 19809. The other required books and records are maintained by UBS Fund Advisor, L.L.C., 51 West 52nd Street, New York, New York 10019.

Item 32.   Management Services:

           Not Applicable.

Item 33.   Undertakings:

I.	The Registrant undertakes to suspend the offering of Interests until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value of the Fund declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value of the Fund increases to an amount greater than its net proceeds as stated in the prospectus.

II.	The Registrant undertakes that:

(a)	For purposes of determining any liability under the Securities Act of 1933, as amended (the "1933 Act"), the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)	For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

III.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's statement of additional information.

IV.	The Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	To include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2)	To reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)	To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

V.	The Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

VI.	The Registrant undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 13th day of July 2007.

UBS EVENT & EQUITY FUND, L.L.C. By: /s/ Robert F. Aufenanger Robert F. Aufenanger Authorized Signatory

           Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on July 13, 2007.

Name	Title

/s/ Douglas A. Lindgren Douglas A. Lindgren	Principal Executive Officer

/s/ Robert F. Aufenanger Robert F. Aufenanger	Principal Accounting Officer

/s/ Meyer Feldberg Meyer Feldberg*	Director

/s/ George W. Gowen George W. Gowen*	Director

/s/ Stephen H. Penman Stephen H. Penman*	Director

*By: /s/ Robert F. Aufenanger Robert F. Aufenanger, attorney-in-fact